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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
GT SOLAR INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 19, 2011

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of GT Solar International, Inc., which will be held on Wednesday, August 24, 2011 at 8:00 a.m., local time, at The Langham Boston, 250 Franklin Street, Boston, Massachusetts.

        The notice of annual meeting, proxy statement and proxy card (or voter instruction form if your shares are held through a broker or bank) are enclosed along with a copy of our Annual Report on Form 10-K. The notice and proxy statement are first being sent to stockholders on or about July 19, 2011.

        You will find information regarding the matters to be voted on at the meeting in the attached notice and proxy statement.

        Whether or not you plan to attend the Annual Meeting of Stockholders, it is important that your shares be represented. You may vote your shares by proxy by mailing a completed proxy card or by phone or the Internet by following the instructions provided on the enclosed proxy card or voter instruction form.

        We look forward to seeing you at the meeting.

Sincerely,
Thomas Gutierrez President and Chief Executive Officer

243 Daniel Webster Highway
Merrimack, New Hampshire 03054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2011 Annual Meeting of Stockholders of GT Solar International, Inc. will be held on Wednesday, August 24, 2011 at 8:00 a.m., local time, at The Langham Boston, 250 Franklin Street, Boston, Massachusetts. At the Annual Meeting, we expect stockholders will consider and vote upon the following matters:

  1.
  To elect as directors to the Board of Directors the seven (7) nominees named in the attached proxy statement.

  2.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012;

  3.
  To approve the GT Solar International, Inc. 2011 Equity Incentive Plan;

  4.
  To conduct an advisory vote on executive officer compensation; and

  5.
  To conduct an advisory vote on the frequency of executive officer compensation advisory votes.

        The stockholders will also act on such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

        Our Board of Directors recommends you vote "FOR": (i) each of the nominees for director named in this proxy statement, (ii) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012, (iii) the GT Solar International, Inc. 2011 Equity Incentive Plan, (iv) our 2011 executive officer compensation, and (v) annual advisory votes on executive officer compensation.

        You may vote at the 2011 Annual Meeting if you were a stockholder of record at the close of business on June 27, 2011. To ensure that your vote is properly recorded, please vote as soon as possible using the Internet, by phone or by mail, even if you plan to attend the Annual Meeting. You may still vote in person if you attend the Annual Meeting. For further details about voting, please refer to the section entitled "About the Annual Meeting" beginning on page 1 of the attached proxy statement.

        Our Annual Report on Form 10-K is being sent with this notice and proxy statement.

IF YOU PLAN TO ATTEND:

        Please note that space limitations make it necessary to limit attendance to stockholders. Registration will begin at 7:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts will need to bring a copy of the voting instruction card or a brokerage statement reflecting stock ownership as of June 27, 2011 in order to be admitted to the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Directions to the 2011 Annual Meeting of Stockholders where you may vote in person, can be found in the Investor Relations section of our website at www.gtsolar.com.

By Order of the Board of Directors,

Hoil Kim
Vice President, Chief Administrative Officer,
General Counsel and Secretary
July 19, 2011

 2011 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

ii

GT SOLAR INTERNATIONAL, INC.
243 DANIEL WEBSTER HIGHWAY
MERRIMACK, NEW HAMPSHIRE 03054

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

August 24, 2011

        This proxy statement contains important information about the 2011 Annual Meeting of Stockholders of GT Solar International, Inc. This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of GT Solar International, Inc. for use at the 2011 Annual Meeting and at any adjournment of that Meeting. All proxies will be voted in accordance with the instructions they contain. If you submit a proxy or voting instruction form but do not specify your voting instructions, it will be voted in accordance with the recommendation of the Board of Directors. You may revoke your proxy at any time before it is exercised at the Annual Meeting by giving our Secretary written notice to that effect, by submitting a later dated proxy or by attending the meeting and voting in person. If you need directions to the 2011 Annual Meeting of Stockholders, please call GT Solar's Investor Relations Group at (603) 883-5200 or visit the Investor Relations section of our website at www.gtsolar.com.

ABOUT THE ANNUAL MEETING

        References to the "Company," "GT Solar," "we," "us" and "our" in this proxy statement mean GT Solar International, Inc.

Who is soliciting my vote?

        The Board of Directors of GT Solar International, Inc. (the "Board of Directors" or the "Board") is soliciting your vote at the 2011 Annual Meeting of Stockholders ("2011 Annual Meeting").

What am I voting on?

        You are voting on:

  •
  Proposal 1: Election of the nominees named in this proxy statement to the Board of Directors.

  •
  Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012.

  •
  Proposal 3: Approval of the GT Solar International, Inc. 2011 Equity Incentive Plan.

  •
  Proposal 4: Executive officer compensation (on an advisory basis).

  •
  Proposal 5: Frequency of votes on executive officer compensation (on an advisory basis).

        The stockholders will also act on any other business that may properly come before the 2011 Annual Meeting.

How does the Board recommend that I vote my shares?

        The Board recommends a vote "FOR": (i) each of the nominees for director named in this proxy statement, (ii) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012, (iii) the GT Solar International, Inc. 2011 Equity Incentive Plan, (iv) our 2011 executive officer compensation, and (v) annual advisory votes on executive officer compensation. Unless you give other instructions on your proxy card or voting instruction form that you return, the persons named as proxy holders will vote in accordance with the recommendation of the Board.

Who is entitled to vote?

        Only stockholders of record at the close of business on June 27, 2011 will be entitled to vote at the 2011 Annual Meeting. As of that date, we had outstanding 126,484,076 shares of our common stock. Each share of common stock is entitled to one vote on each proposal submitted to the shareholders at the 2011 Annual Meeting. There is no cumulative voting.

How many votes must be present to hold the meeting?

        Your shares are counted as present at the 2011 Annual Meeting if you attend the meeting and vote in person or if you return a properly completed proxy by Internet, telephone or mail (or a voting instruction form if you are not the registered owner of your shares). In order for us to convene the 2011 Annual Meeting, holders of a majority of our outstanding shares of common stock as of June 27, 2011 must be present in person or by proxy at the meeting. This is referred to as a quorum. Proxy cards or voting instruction forms that reflect abstentions and "broker non-votes" (as described below) will be counted as shares present to determine whether a quorum exists to hold the 2011 Annual Meeting, but will not be counted as voting on a particular matter.

What is a "broker non-vote"?

        Under the rules that govern brokers who have record ownership of shares that they hold in a brokerage account for their clients who are the beneficial owners of the shares (which shares are commonly referred to as being held in "street name"), brokers have the discretion to vote such shares on discretionary, or routine, matters but not on non-discretionary, or non-routine, matters. "Broker non-votes" generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. "Broker non-votes," if any, will not be counted in determining whether a majority (or plurality) of the vote of the shares presented and entitled to vote has been cast, or whether a matter requiring a majority (or plurality) of the shares present and entitled to vote has been approved.

        As noted above, stockbrokers, banks and other nominees will have discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm; however, they will not have discretionary authority with respect to the election of directors, "say on pay" advisory votes, "say on pay frequency" advisory votes, or approval of an equity incentive plan. As a result, with respect to all matters other than ratification of the appointment of our independent registered public account firm, if the beneficial owners have not returned a voting instruction form and provided instructions to the stockbroker, bank and other nominee, as applicable, with respect to that matter, those beneficial owners' shares will be included in determining whether a quorum is present but will not be voted and will be considered to be an abstention, having no effect on the vote for such matters.

        We encourage you to promptly and accurately complete the voting instruction form provided by your broker so your votes are counted in accordance with your wishes at the 2011 Annual Meeting.

How many votes are needed for the proposal to pass?

        A plurality of the voting power present in person or represented by proxy and entitled to vote at the 2011 Annual Meeting is required for the election of each director. Accordingly, the seven nominees for director identified in this proxy statement who receive the highest number of votes at the 2011 Annual Meeting will be elected. Votes for directors that are withheld will have no effect on the election of directors.

        Approval of proposal 2 (ratification of Deloitte & Touche LLP as our independent registered public accounting firm) and proposal 3 (approval of the 2011 Equity Incentive Plan) requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2011 Annual Meeting. Proposal 4 (advisory vote on executive compensation) and proposal 5 (advisory vote on the frequency of executive compensation advisory votes) are advisory and therefore there is no vote that is required for approval. For proposal 4, although the vote is non-binding, the Board of Directors and the Compensation Committee value the views of the stockholders and will consider the results when making future compensation decisions for our named executive officers. On proposal 5, the Board of Directors will adopt the frequency that receives the most votes.

What if I vote "WITHHOLD" or "ABSTAIN"?

        In the election of directors, you may vote "FOR" all or some of the nominees or you may vote to "WITHHOLD" with respect to one or more of the nominees. A vote to "WITHHOLD" on the election of directors will have no effect on the outcome.

        For (i) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012, (ii) the GT Solar International, Inc. 2011 Equity Incentive Plan and (iii) our 2011 executive officer compensation, you may vote "FOR", "AGAINST" OR "ABSTAIN". If you "ABSTAIN", your shares will be counted as present for purposes of determining whether enough votes are present to hold the 2011 Annual Meeting, but a vote to "ABSTAIN" on the ratification of the appointment of the independent registered public accounting firm, the 2011 Equity Incentive Plan or the advisory vote on executive compensation will have the same effect of a vote of "AGAINST". Finally, in connection with the frequency of votes on executive officer compensation, you may vote "ONE YEAR," "TWO YEARS," "THREE YEARS," or "ABSTAIN." If you "ABSTAIN", your shares will be counted as present for purposes of determining whether enough votes are present to hold the 2011 Annual Meeting, but a vote to "ABSTAIN" will have no effect on the outcome of the advisory vote on the frequency of votes on executive officer compensation.

How do I vote?

        If your shares are registered directly in your name with GT Solar's transfer agent, BNY Mellon Investor Services LLC, or "Mellon," you are considered, with respect to those shares, the holder of record. You can vote either in person at the meeting or by proxy without attending the 2011 Annual Meeting. Holders of record have three options for submitting their votes by proxy: (1) using the Internet, (2) by phone or (3) by mail. Please follow the voting instructions on your proxy card. Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Time on August 23, 2011.

        If you hold your GT Solar stock in "street name", your ability to vote by telephone, by mail or over the Internet depends on your broker's voting process. Please follow the directions on your voter instruction form carefully.

        Even if you plan to attend the 2011 Annual Meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the meeting and you hold your shares of GT Solar common stock in "street name," you must bring a copy of the voting instruction card or a brokerage statement reflecting stock ownership on the close of business on the record date to be admitted to the meeting and you must obtain a proxy from your broker and bring that proxy to the meeting.

Can I change or revoke my vote?

        Yes. You can change or revoke your vote at any time before the polls close at the 2011 Annual Meeting by (1) submitting another timely and later-dated proxy by Internet, telephone or mail,

(2) delivering written instructions to our Secretary prior to the meeting, or (3) attending the meeting and voting in person. Your attendance at the meeting alone will not revoke your proxy.

        If you hold shares in "street name," you must follow the instructions on your voting instruction form to revoke any prior voting instructions.

Who counts the votes?

        We have hired Mellon to count the votes represented by proxies cast by ballot, telephone and the Internet. A representative of Mellon will act as Inspector of Election and will be present at the 2011 Annual Meeting.

What if I return my proxy card or voting instruction form but don't vote for some of the matters listed?

        If you are the record holder of your shares and return a signed proxy card without indicating your vote, or if you are the beneficial owner of your shares and return a signed voting instruction form without indicating your vote, your shares will be voted "FOR" (i) each of the nominees for director named in this Proxy Statement, (ii) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012, (iii) the GT Solar International, Inc. 2011 Equity Incentive Plan, (iv) our 2011 executive officer compensation, and (v) annual advisory votes on executive officer compensation.

Can other matters be decided at the 2011 Annual Meeting?

        We are not aware of any other matters that will be considered at the 2011 Annual Meeting. If any other matters are properly presented at the 2011 Annual Meeting, Thomas Gutierrez, Richard Gaynor and Hoil Kim, the named proxies, will vote or act in accordance with their best judgment on such matters.

Who can attend the meeting?

        The 2011 Annual Meeting is open to all GT Solar stockholders. If you need directions for the meeting, please call GT Solar's Investor Relations Group at (603) 883-5200 or visit the Investor Relations section of our website at www.gtsolar.com. When you arrive at the meeting location, The Langham Boston, 250 Franklin Street, Boston, Massachusetts, please proceed to The Franklin Room. Signs will direct you to the meeting room in The Langham Boston and hotel staff will be on hand to direct stockholders to The Franklin Room. You need not attend the 2011 Annual Meeting to vote.

Can I access the Proxy Statement and Annual Report on the Internet?

        Yes. Our proxy statement and Annual Report to Stockholders are available at our website at http://investor.gtsolar.com.

Where can I find the voting results?

        We will report the voting results in a Form 8-K within four business days after the end of our Annual Meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

Certain Information Regarding Directors

        There are seven nominees for election to our Board of Directors this year. Each director is elected annually to serve until the next annual meeting or until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

        If you are the record holder of your shares and sign your proxy but do not give instructions with respect to voting for directors, your shares will be voted for the seven persons recommended by the Board. If you are the beneficial owner of your shares and sign your voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the seven persons recommended by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy card or voting instruction card.

        The Nominating and Corporate Governance Committee has recommended to the Board the nomination of the seven nominees set forth below, and the Board has nominated the seven nominees set forth below for election at the 2011 Annual Meeting. Dr. Fusen Chen, who has served as a director since 2008, informed the Board that he will not stand for re-election and, as a result, his service on the Board of Directors will cease on the date of the 2011 Annual Meeting. All of the nominees have indicated to GT Solar that they will be available to serve as directors. Each nominee currently serves as a director of GT Solar. In the event that any nominee should become unavailable, however, the named proxies, Thomas Gutierrez, Richard Gaynor and Hoil Kim, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

        As a result of Dr. Chen's decision to not stand for re-election to our Board, the Board reduced the number of directors constituting the entire Board from eight to seven, such reduction to be effective as of the date of the Annual Meeting.

        Under the rules of the U.S. Securities and Exchange Commission, we are required to disclose that proxies cannot be voted for a greater number of persons than the number of nominees named, in this case seven nominees.

        Set forth below is the principal occupation and other information about the nominees based on information furnished to us by each director. Following each nominee's biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominating and Corporate Governance Committee and the Board to conclude that each nominee should serve as a director. Information about the number of shares of GT Solar common stock beneficially owned by each director appears below under the heading "Beneficial Stock Ownership of Directors, Executive Officers and Persons Owning More than Five Percent of Common Stock." There are no family relationships among any of the directors and executive officers of GT Solar.

J. Michal Conaway Director Age: 62 Committee Memberships: Audit (Chair), Nominating and Corporate Governance Director since: 2008	J. Michal Conaway has served as a director since May 2008. He is the founder and has served as the Chief Executive Officer of Peregrine Group, LLC, an executive consulting firm, since 2002, and has been providing consulting services since 2000. Prior to 2000, Mr. Conaway held various management and executive positions, including serving as Chief Financial Officer, of Fluor Corporation, an engineering, procurement, construction and maintenance services provider. He serves as a director of Quanta Services, Inc., a provider of specialized contracting services, as well as a director of privately-held Elgin National Industries, Inc. and privately-held Enterra Holdings Ltd., which provides consulting services through one of its subsidiaries. Mr. Conaway holds an M.B.A. degree from Pepperdine University and is a Certified Public Accountant.

Key Attributes, Experience and Skills:
Mr. Conaway was selected to serve as a director because he has extensive accounting and financial experience, including having served as Chief Financial Officer of multiple public companies, and due to his related operating, financial and strategic experience, and his service on the board of directors of several public and private companies (including service on their Audit Committees).

Ernest L. Godshalk Director Age: 66 Committee Memberships: Audit, Compensation (Chair) Director since: 2006
Ernest L. Godshalk has served as a director since July 2006. Since 1993, Mr. Godshalk has served as the Managing Director of Elgin Management Group, a private investment company. He is also a director of Verigy Ltd., which provides test systems and solutions to the semiconductor industry, and Hittite Microwave Corporation, which provides integrated circuits, modules and systems for technically demanding radio frequency, microwave and millimeterwave applications. From February 2001 until he retired in December 2004, Mr. Godshalk served as President, Chief Operating Officer and a director of Varian Semiconductor Equipment Associates, Inc., a supplier of semiconductor manufacturing equipment. Mr. Godshalk is a graduate of Yale University and Harvard Business School.

Key Attributes, Experience and Skills:
Mr. Godshalk was selected to serve as a director for his educational background and experience in management, accounting and finance, his extensive knowledge of our industry that was gained from his employment as a senior operating executive and chief financial officer of public companies engaged in businesses similar to ours, and his experience as a director of other public companies.

Thomas Gutierrez Director Age: 62 Director since: 2009	Thomas Gutierrez was appointed our President and Chief Executive Officer and a director in October 2009. He served as Chief Executive Officer and a member of the board of directors of Xerium Technologies Inc., a company that develops, manufactures and markets technically advanced synthetic textiles, from 2001 to 2008. From 1995 to 2001, Mr. Gutierrez also served as Chief Executive Officer of Invensys Power Systems, a provider of power control and energy storage products, systems and services for industrial applications. Mr. Gutierrez has extensive international experience in product development, manufacturing, marketing and sales. Mr. Gutierrez has also held several executive officer positions with Pulse Engineering from 1992 to 1994, Pitney Bowes, Inc. from 1985 to 1992 and Motorola, Inc. from 1981 to 1984. Mr. Gutierrez currently serves on the board of directors of: Veeco Instruments Inc., a global provider of process equipment solutions for data storage, LED, solar and other advanced manufacturers, Verso Paper Corp., a provider of coated papers, and PhytoChem Pharmaceuticals, a pharmaceutical company he founded. He received his BSc. degree in Electrical Engineering from Florida Institute of Technology.

Key Attributes, Experience and Skills:
Mr. Gutierrez was selected to serve as a director for his extensive international experience in product development, manufacturing, marketing and sales in the energy storage industry and other related industries and his service as a director of a public company. Mr. Gutierrez's training and established leadership skills, including having served as Chief Executive Officer of a public company, enable him to provide operational, strategic and financial guidance.

Matthew E. Massengill Chairman of the Board Age: 50 Committee Memberships: Nominating and Corporate Governance (Chair) Director since: 2008
Mr. Massengill has served as a director since September 2008 and as Chairman of the Board since November 2010. Mr. Massengill served as Chairman of the Board of Western Digital Corporation, a provider of computer hard disc drives, from November 2001 to March 2007. Mr. Massengill served as President and Chief Executive Officer of Western Digital Corporation from January 2000 to October 2005. Mr. Massengill currently serves as a director of Western Digital Corporation and MicroSemi Corporation, an integrated circuits and semiconductor manufacturing company. Mr. Massengill holds a B.S. in engineering from Purdue University.

Key Attributes, Experience and Skills:
Mr. Massengill was selected to serve as a director because he has technical training and over 20 years business and leadership experience in the technology industry, including service as the Chief Executive Officer of a public company in that industry and service on the boards of directors of several public companies.

Mary Petrovich Director Age: 48 Committee Memberships: Compensation Director since: 2011	Ms. Petrovich has served as a director since May 2011. From December 2008 through June 2011, Ms. Petrovich served as General Manager of AxleTech International, a supplier of off-highway and specialty vehicle drive train systems and components. Ms. Petrovich served as Chairman and Chief Executive Officer of AxleTech International from 2001 through the December 2008, at which time the company was sold to General Dynamics. Prior to joining AxleTech, in 2000, Ms. Petrovich was President of the Driver Controls Division of Dura Automotive, a designer and manufacturer of driver control systems. Ms. Petrovich is also a director of Woodward, Inc., an independent designer, manufacturer, and service provider of energy control and optimization solutions used in global infrastructure equipment, and Modine Manufacturing Company, a diversified global leader in thermal management technology and solutions. Ms. Petrovich holds a B.S. in Industrial and Operations Engineering from the University of Michigan, and an MBA from Harvard Business School.

Key Attributes, Experience and Skills:
Ms. Petrovich was selected as a director due to her extensive experience with operating and leading large industrial organizations, including service as the Chief Executive Officer in the industrial design and manufacturing space and service on the boards of directors of several public companies. In addition, Ms. Petrovich brings a wealth of experience in mergers, acquisitions and the integration of acquired businesses in the automotive, off-highway and transportation industries. This experience, together with her operational experience with Six Sigma lean manufacturing techniques and supply chain management, and her experience in evaluating new business opportunities, provides the Board with valuable perspective.

Robert E. Switz Director Age: 64 Committee Memberships: Audit, Nominating and Corporate Governance Director since: 2011	Mr. Switz has served as a director since May 2011. Mr. Switz served as a director, President and Chief Executive Officer of ADC Telecommunications, Inc., a supplier of network infrastructure products and services, from 2003 to 2010, and as its Chairman from 2008 to 2010. Mr. Switz served as ADC's Chief Financial Officer as well as Executive Vice President from 2001 to 2003. Mr. Switz also served as President and Chief Financial Officer of ADC's former Broadband Access and Transport Group from November 2000 to April 2001. Prior to joining ADC, Mr. Switz was employed by Burr-Brown Corporation, a manufacturer of precision micro-electronics, most recently as Vice President, Chief Financial Officer and Director, Ventures & Systems Business. Mr. Switz is also a director of Broadcom Corporation, a manufacturer of semiconductor solutions for wired and wireless communications, and Micron Technology, Inc., a manufacturer of advanced memory and semiconductor technology. Mr. Switz holds a B.S. in Marketing/Economics from Quinnipiac University and an MBA in Finance from the University of Bridgeport.

Key Attributes, Experience and Skills:
Mr. Switz was selected as a director due to his extensive operations, finance and international experience in the technology industry, including service as a Chief Executive Officer of a large and growing organization. Mr. Switz also offers in-depth expertise in finance and accounting, both due to his tenure as a Chief Financial Officer and service as an Audit Committee financial expert with another public company. Mr. Switz also brings considerable directorial and governance experience through his past service on the board of directors of public companies.

Noel G. Watson Director Age: 74 Committee Memberships: Compensation Director since: 2008
Noel G. Watson has served as a director since November 2008. Mr. Watson is the Chairman of the Board of Jacobs Engineering Group Inc., a provider of technical, professional and construction services, a position he has held since 2006. Mr. Watson served as Chief Executive Officer of Jacobs Engineering Group Inc. from November 1992 to April 2006 and as President of Jacobs Engineering Group Inc. from 1987 to July 2002. Mr. Watson is a director of privately-held Rotex Global LLC, a developer of screening equipment and technology for the process industries. Mr. Watson holds a B.S. in chemical engineering from the University of North Dakota.

Key Attributes, Experience and Skills:
Mr. Watson was selected to serve as a director for his technical training, leadership experience and service on the other boards of directors for other companies, including service as the Chief Executive Officer of a public company.

        Ms. Petrovich and Mr. Switz were appointed to our Board of Directors in May 2011. The procedures used to identify and appoint Ms. Petrovich and Mr. Switz were consistent with the process described below under "Corporate Governance—Nominating and Corporate Governance Committee Processes for Identifying Director Nominees." Ms. Petrovich and Mr. Switz were both identified through a third-party search firm, Korn/Ferry International. Each of Ms. Petrovich and Mr. Switz is nominated for re-election to the Board of Directors.

Vote Required

        The seven persons named in this Proxy Statement receiving the highest number of "FOR" votes represented by shares of GT Solar common stock present in person or represented by proxy at the 2011 Annual Meeting will be elected.

Recommendation

        The Board of Directors recommends that you vote "FOR" the election of each of the seven nominees identified above.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        In August 2009, our Nominating and Corporate Governance Committee adopted corporate governance guidelines, which include guidelines for determining director independence and qualifications for directors, and are published on the Company's website (www.gtsolar.com) under the Corporate Governance section of the Investor Relations page.

        Our corporate governance guidelines provide that directors should not be nominated for election to the Board after their 73rd birthday, although the Board may nominate candidates over age 73 if the Board deems appropriate in the stockholders' best interests and our best interests. Mr. Watson, a current director who is being nominated for reelection to the Board at the 2011 Annual Meeting, has already reached the age of 74. Mr. Watson has served as a director since 2008, and is a key board member with strong management and industry experience. As a result, the Board has determined that it is appropriate and in our stockholders' and our best interests to nominate Mr. Watson for an additional one-year term.

Board Leadership Structure

        Matthew E. Massengill has served as Chairman of our Board of Directors since November 2010, when he replaced Mr. J. Bradford Forth who resigned as a director and Chairman of our Board at that time. Including Mr. Massengill, our Board has six independent directors. Thomas Gutierrez, who has served as our President and Chief Executive Officer, is also a member of our Board of Directors. Mr. Gutierrez has served in these positions since October 2009.

        We believe that our current leadership structure has been effective for our company. We believe that having different individuals serve as CEO and chairman of the board and having independent chairs for each of our board committees provides an effective form of leadership for our company. Our President and CEO is responsible for managing the Company and, based on feedback we have received, we believe he is seen by our customers, business partners, investors and other stakeholders as providing strong leadership for the Company. The Chairman of the Board, in comparison, provides leadership on corporate governance and matters relating to Board deliberations. Each of the committee chairs performs a similar leadership role with regard to each committee.

        Our Board has three standing independent committees with separate chairs—the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our corporate governance guidelines provide that our non-management directors will meet in executive session regularly, and after each executive session a designated director will update the CEO on the key items discussed. These guidelines further provide that directors participating in the executive sessions may make recommendations for consideration by the full Board.

Risk Oversight

        We believe that our President and CEO, together with the Chairman of the Board, the independent committees and the full board of directors, provide effective oversight of the risk management function. Our full Board regularly engages in discussions of risk management and receives reports on business, regulatory, operational and other risks from our officers and our advisors. Our Board also provides direction on mitigating the risks identified by management and external advisors. Each of our Board committees also considers the risks to our operations and business within its area of responsibilities. For example:

  •
  financial reporting risks are typically addressed in the Audit Committee through review of internal audits, committee agenda items, ethics and whistleblower updates and other discussions

    (in addition, the Audit Committee and Board regularly review information regarding our liquidity and operations, as well as the risks associated with each);

  •
  in consultation with our independent executive compensation consultants, our Compensation Committee reviews executive compensation and retention risks as part of its on-going executive compensation review and individual compensation discussions; and

  •
  Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance (In addition, the full Board of Directors annually reviews executive succession planning and development).

Board Diversity

        Our Board does not have a specific diversity policy, but it, and the Nominating and Corporate Governance Committee, considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Our Company believes that diversity is important because a variety of experiences and points of view contributes to a more effective decision-making process. In May 2011, the Board appointed Mary Petrovich as a member, the first female board member.

Board Composition

        Our amended and restated certificate of incorporation provides that our Board of Directors shall consist of such number of directors as determined from time to time by resolution adopted by a majority of the total number of directors then in office. Our Board of Directors currently consists of eight members (Because Dr. Chen is not standing for re-election to the Board, however, following the 2011 Annual Meeting, we will have seven members on the Board of Directors and, effective as of the 2011 Annual Meeting, the Board reduced the number of directors constituting the entire Board from eight to seven). Any additional directorships resulting from an increase in the number of directors or any vacancies may only be filled by a vote of the majority of the directors then in office. The term of office for each director will be until such director's successor is elected and qualified or until such director's earlier death, resignation or removal. Elections for all directors will be held annually.

Director Independence

        The Board has determined that each of the directors, other than Mr. Gutierrez, qualifies as "independent" as independence is defined by Rule 5605(a)(2) of the NASDAQ Stock Market LLC, or NASDAQ, marketplace rules. The Board has not adopted categorical standards in making its determination of independence and instead relies on standards set forth in the NASDAQ Marketplace Rules.

        Our Board of Directors held twelve meetings in fiscal 2011. Each director attended at least 75% of the Board meetings and the total meetings held by all of the committees on which he or she served during the periods that he or she served.

        Recognizing that director attendance at the Annual Meeting can provide our stockholders with an opportunity to communicate with Board members about issues affecting GT Solar, we encourage our directors to attend the annual meeting of stockholders. All of the directors serving at the time of the 2010 Annual Meeting attended and were present at the 2010 Annual Meeting.

 Committees of the Board of Directors

        We currently have an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee consists of three persons. All of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are "independent" as defined by the NASDAQ Marketplace Rules. All of the members of our Audit Committee are "independent" as defined by the rules of the Securities and Exchange Commission, or SEC, with respect to Audit Committee membership.

        The following table shows the membership of these committees.

Name	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
J. Michal Conaway	X	*			X
Ernest L. Godshalk	X		X	*
Thomas Gutierrez
Matthew E. Massengill					X	*
Noel G. Watson			X
Mary Petrovich			X
Robert E. Switz	X				X

*
Committee Chair

Audit Committee

        The Audit Committee consists of Messrs. Conaway (Chair), Godshalk and Switz. Mr. Massengill served on the Audit Committee from September 2008 to January 2011, at which point he was replaced by Mr. Watson. Mr. Watson served on the Audit Committee from January 2011 to June 2011, at which point he was replaced by Mr. Switz. The Audit Committee assists the Board of Directors in its oversight of (i) the integrity of GT Solar's financial statements and its financial reporting process, (ii) the systems of internal accounting and financial controls, (iii) the performance of our independent auditor, (iv) the independent auditor's qualifications and independence, and (v) our compliance with legal and regulatory requirements.

        The Audit Committee is responsible for, among other things:

  •
  selecting, retaining and terminating the independent auditors, establishing the compensation for the independent auditors and resolving disputes between management and the independent auditors regarding financial reporting;

  •
  discussing with the auditor the overall scope of the audit and the plan for its audit;

  •
  annually reviewing the independent auditors' report describing the auditing firms' internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm;

  •
  discussing the annual audited financial statements and quarterly financial statements with management and the independent auditor;

  •
  discussing earnings press releases, as well as financial information and earnings guidance;

  •
  discussing with management and the independent auditors policies with respect to the adequacy and effectiveness of our accounting and financial controls, including our policies and procedures to assess, monitor and manage risk of financial misstatements or deficiencies in internal controls, and legal and ethical compliance programs;

  •
  meeting separately, periodically, with management, internal auditors and the independent auditor;

  •
  reviewing with the independent auditor any audit problems or difficulties and management's response;

  •
  handling such other matters that are specifically delegated to the Audit Committee by the Board of Directors from time to time; and

  •
  reporting regularly to the full Board of Directors.

        Each member of the Audit Committee has the ability to read and understand fundamental financial statements. Our Board of Directors has determined that Messrs. Conaway, Godshalk and Switz, who are the current members of the Audit Committee, meet the requirements for an "audit committee financial expert" as defined by the rules of the SEC.

        The specific responsibilities and functions of the Audit Committee are identified in the Audit Committee's Charter, a copy of which is posted on our website (www.gtsolar.com) under the heading "Investors—Corporate Governance." A printed copy of this charter may be obtained, without charge, by writing to the Secretary, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire 03054. The Audit Committee met nine times in fiscal 2011.

Compensation Committee

        The Compensation Committee consists of Messrs. Godshalk (Chair) and Watson and Ms. Petrovich. Mr. J. Bradford Forth served on the Compensation Committee from June 2008 until November 2010 when he resigned from the Compensation Committee and the Board. Ms. Petrovich joined the Compensation Committee in May 2011. The Compensation Committee is responsible for:

  •
  reviewing key employee compensation policies, plans and programs;

  •
  reviewing and approving the compensation of our executive officers;

  •
  reviewing and approving employment contracts and other similar arrangements between us and our executive officers;

  •
  reviewing and consulting with the Chief Executive Officer on the selection of officers and evaluation of executive performance and other related matters;

  •
  administration of equity incentive plans;

  •
  reviewing other incentive compensation plans;

  •
  establishing compensation for our directors; and

  •
  such other matters that are specifically delegated to the Compensation Committee by the Board of Directors from time to time.

        The specific responsibilities and functions of the Compensation Committee are identified in the Compensation Committee's Charter, a copy of which is posted on our website (www.gtsolar.com) under the heading "Investors—Corporate Governance." A printed copy of this charter may be obtained, without charge, by writing to the Secretary, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire 03054. The Compensation Committee met nine times during fiscal 2011.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of Messrs. Massengill (Chair), Conaway and Switz. Mr. Forth served as Chairman of the Committee from June 2008 until November 2010 when he resigned from the Nominating and Corporate Governance Committee and the Board.

Mr. Switz joined the Nominating and Corporate Governance Committee in June 2011. The Nominating and Corporate Governance Committee assists the Board of Directors in (i) identifying individuals qualified to become members of our Board of Directors consistent with criteria set by our Board and (ii) developing our corporate governance principles. The Nominating and Corporate Governance Committee is responsible for:

  •
  evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

  •
  establishing a policy for considering stockholder nominees for election to our Board of Directors;

  •
  evaluating and recommending candidates for election to our Board of Directors;

  •
  overseeing the performance and self-evaluation process of our Board of Directors and developing continuing education programs for our directors;

  •
  developing our corporate governance principles and providing recommendations to the Board regarding possible changes; and

  •
  reviewing and monitoring compliance with our code of ethics and our insider trading policy.

        The specific responsibilities and functions of the Nominating and Corporate Governance Committee are identified in its charter, a copy of which is posted on the Company's website (www.gtsolar.com) under the Corporate Governance section of the Investor Relations page. A printed copy of this charter may be obtained, without charge, by writing to the Secretary, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire 03054. The Nominating and Corporate Governance Committee met two times during fiscal 2011.

Code of Ethics for Senior Financial Officers

        We have adopted a code of ethics that applies to our principal executive, financial and accounting officers and all persons performing similar functions. The code of ethics is published on the Company's website (www.gtsolar.com) under the Corporate Governance section of the Investor Relations page. A printed copy of this Code may be obtained, without charge, by writing to the Secretary, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire 03054. If we waive any material provisions of our code of ethics for senior financial officers or substantively change this code, we will disclose that fact on our website (www.gtsolar.com).

Compensation Committee Interlocks and Insider Participation

        Members of our Compensation Committee during fiscal 2011 were Messrs. Godshalk, Watson and Forth. Mr. Forth resigned from the Compensation Committee (and the Board) in November 2010.

        No member of our compensation committee is an officer or employee, nor has any member been an officer or employee at any prior time. There are no interlocking relationships between any of our executive officers and our Compensation Committee, on the one hand, and the executive officers and Compensation Committee of any other companies, on the other hand.

Code of Conduct

        We have adopted a Code of Conduct, a code of ethics that applies to all of our employees and directors, including the Chief Executive Officer, the Chief Financial Officer, the Controller and other senior financial officers. The Code of Conduct is published on the Company's website (www.gtsolar.com) under the Corporate Governance section of the Investor Relations page and printed copies may be obtained, without charge, by writing to the Secretary, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire 03054. If we waive any material provisions of our Code of Conduct with respect to our principal executive officer, principal financial officer, principal accounting officer or controller, or substantively change the Code of Conduct, we will disclose that fact on our website.

Communications with the Board

        Stockholders or other interested parties wishing to communicate with the Board, the non-management directors or any individual director may contact the Board or individual directors by writing to the Board or individual directors, c/o Secretary, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire 03054. Our Secretary distributes communications to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which GT Solar tends to receive repetitive or duplicative communications.

Nominating and Corporate Governance Committee Processes for Identifying Director Nominees

        The Nominating and Corporate Governance Committee will consider as potential nominees to become members of our Board of Directors individuals properly recommended by stockholders. Recommendations concerning individuals proposed for consideration by the Nominating and Corporate Governance Committee should be addressed to Secretary, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire 03054. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected. Stockholders who themselves wish to effectively nominate a person for election to the Board of Directors for consideration by the stockholders, as contrasted with recommending a potential nominee to the Nominating and Corporate Governance Committee for its consideration, are required to comply with the advance notice and other requirements set forth in our By-Laws and described under "Other Information—Stockholder Proposals and Director Nominations."

        The Nominating and Corporate Governance Committee identifies candidates for election to the Board of Directors, reviews their skills, characteristics and experience and recommends nominees for director to the Board for approval. As noted above, the Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for the Board. We believe that potential directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition to reviewing a candidate's background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses. The Nominating and Corporate Governance Committee has identified collectively desirable attributes and experiences of all of the Board members taken together. Desirable experience for Board members includes experience in the areas of: (i) management; (ii) strategic planning; (iii) accounting and finance; (iv) domestic and international markets; (v) corporate governance; (vi) industrial equipment manufacturing; and (vii) the solar and LED industries sufficient to provide sound and prudent guidance about GT Solar's operations and interests.

        Desirable personal attributes for prospective Board members include (i) the judgment, strength of character, reputation in the business community, ethics and integrity of the individual; (ii) record of accomplishment in leadership roles; (iii) the business or other relevant experience, skills and knowledge that the individual may have that will enable him or her to provide effective oversight of our business; (iv) the fit of the individual's skills and personality with those of the other Board members; (v) the individual's ability to devote sufficient time to carry out his or her responsibilities as a director in light of his or her occupation and other commitments, including, but not limited to, the number of boards of directors of other public companies on which he or she serves; and (vi) the independence of the individual.

        The Nominating and Corporate Governance Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating and Corporate Governance Committee by officers or directors of GT Solar or by a stockholder. The Nominating and Corporate Governance Committee will select qualified candidates and review its recommendations with the Board. During fiscal 2011, the Company paid $179,230 to Korn/Ferry International in connection with the Board's selection of Ms. Petrovich and Mr. Switz to fill the vacancies on our Board of Directors.

Family Relationships

        There are no family relationships between any of our executive officers or directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Overview

        Our "named executive officers" for the fiscal year ended April 2, 2011, or fiscal 2011, are: Thomas Gutierrez, our President and Chief Executive Officer; Richard Gaynor, our Vice President and Chief Financial Officer; and Messrs. David W. Keck, David C. Gray and Jeffrey J. Ford, the three most highly compensated officers other than Mr. Gutierrez and Mr. Gaynor who were serving as executive officers as of the end of fiscal 2011.

        The Compensation Committee currently consists of Messrs. Godshalk and Watson and Ms. Petrovich. Mr. Godshalk is the Chairman of the Compensation Committee. Mr. J. Bradford Forth also served as a member of the Compensation Committee during fiscal year 2011 until his resignation from the Compensation Committee and the Board of Directors on November 12, 2010. Messrs. Godshalk and Watson were members of the Compensation Committee for all of fiscal 2011 and Ms. Petrovich joined the Compensation Committee after the conclusion of fiscal 2011, in May 2011. The Compensation Committee is responsible for the oversight, implementation and administration of all of our executive compensation plans and programs. The Compensation Committee determines all of the components of compensation of our CEO, and, in consultation with our CEO, the compensation of the remaining executive officers.

  Compensation Policies and Practices

        The primary objectives of our executive compensation program are to:

  •
  Motivate our executive officers to achieve or exceed our strategic, operational and financial goals;

  •
  Reward superior performance;

  •
  Attract and retain exceptional executive officers; and

  •
  Align the interests of our executive officers and our stockholders.

        Our executive compensation programs are designed to encourage our executive officers to operate the business in a manner that enhances stockholder value. To achieve our objectives, the Compensation Committee has implemented compensation plans that link a substantial portion of our executive compensation to the achievement of performance goals and the performance of our common stock.

        Our compensation philosophy provides for a direct relationship between compensation and the achievement of our overall business goals. For fiscal 2011, a portion of our named executive officers' overall compensation was tied to (i) our annual financial performance pursuant to our 162(m) Performance Incentive Plan; the specific financial metrics were operating income and net cash position (as further described below). Our named executive officers' incentive compensation in fiscal 2011 was also tied, in part, to the achievement of individual executive objectives pursuant to our Executive Incentive Program. We also align interests of our executive officers with our stockholders' long-term interests by providing a significant portion of our executive officers' compensation through equity-based awards.

  Compensation Processes

        In setting compensation for our executive officers, the Compensation Committee exercises judgment about each individual and his or her performance. The Compensation Committee also takes into account existing compensation in an effort to create an effective compensation program at a reasonable cost to our stockholders. To support our specific business objectives, we may adopt compensation components that are different than those used at comparable companies in light of our unique competitive and operating circumstances, including the rapid growth in operations and profitability that we have recently experienced. Accordingly, while information about standard compensation practices is used as one reference point, the Compensation Committee does not set compensation based on industry benchmarks. As a consequence, target and actual compensation of individual executive officers may be substantially higher or lower than industry median levels for particular components of compensation or overall compensation.

        In setting fiscal 2011 executive compensation, the Compensation Committee retained Frederic W. Cook & Co. as an independent consultant to help management design the appropriate mix of compensation and to help the Compensation Committee evaluate proposed compensation. The Compensation Committee charged Frederic W. Cook & Co. with developing a peer group of companies, assisting us in surveying the practices of peer companies in the United States, as well as other companies with which we compete to attract and retain executive talent, comparing our compensation programs with such companies, reviewing the value of equity compensation previously granted to executives, developing a long-term executive compensation strategy and related services.

        In March 2010, the Compensation Committee retained Frederic W. Cook & Co., Inc., a compensation consulting firm, to conduct an independent study of executive compensation for fiscal 2011. In April 2010, Frederic W. Cook & Co., Inc. presented its review of our compensation program to the Compensation Committee (the "Frederic W. Cook report"). The Frederic W. Cook report included compensation practices and amounts adopted by a "public company peer group," which peer group was selected by the Compensation Committee, taking into account the information provided by Frederic W. Cook & Co., Inc., consisting of companies within a specified range of revenues, operating income, number of employees, industries and market capitalizations. The public company peer group was selected for purposes of comparing our executive compensation program and establishing the elements of the executive compensation program for fiscal 2011. The composition of the public company peer group is consistent with the peer group the Compensation Committee used in fiscal 2010 when approving compensation for fiscal 2010. The public company peer group consisted of the following solar power, semiconductor and semiconductor equipment companies of comparable size to us:

American Super Conductor Corporation	First Solar, Inc.	Powell Industries Inc.
Atheros Communications, Inc.	Hittite Microwave Corporation	Power Integrations Inc.
Brooks Automation Inc.	Intersil Corp.	Sigma Designs Inc.
Cree, Inc.	Linear Technology Corporation	Skyworks Solutions Inc.
Energy Conversion Devices, Inc.	Microchip Technology, Inc.	SunPower Corporation
Fairchild Semiconductor International Inc.	Microsemi Corp.	Teradyne Inc.
FEI Co	MKS Instruments Inc.	Tessera Technologies, Inc.
Varian Semiconductor Equipment Associates Inc.

        The Frederic W. Cook report also used data consisting of third-party compensation surveys covering 188 general technology companies with annual revenues between $200 million and $1.0 billion (the "survey companies").

        In analyzing historical cash compensation for our CEO and CFO, the Frederic W. Cook report weighted data for the public company peer group by 75% and data for the survey companies by 25%. In analyzing historical cash compensation for our other named executive officers, the Frederic W. Cook report weighted data for the peer group by 50% and the survey companies by 50%. The Compensation Committee did not identify any specific benchmark for base salary, cash incentive or equity compensation when setting compensation for our executives, but rather used this information as a guide in setting compensation for fiscal 2011.

        In establishing base salaries for named executive officers in fiscal 2011, the Compensation Committee considered base salaries of similarly situated executive officers in the public company peer group and the survey companies, an assessment of the named executive officers' performance and its subjective determinations.

        In April 2010, the Compensation Committee approved annual base salaries for Messrs. Gutierrez, Ford, Keck and Gray for fiscal 2011, all effective April 3, 2010. Mr. Gaynor's base salary for fiscal 2011 was initially set in February 2010 in connection with his hiring and was determined by negotiation and market information provided by Frederic W. Cook & Co., Inc. In October 2010, the Compensation Committee approved increases in the annual base salaries for Messrs. Gutierrez, Gaynor, Gray, Ford and Keck for fiscal 2011, all effective October 1, 2010. In August 2010, the Compensation Committee approved the 2011 Executive Incentive Program and set the target cash bonuses for fiscal 2011 under the 2011 Executive Incentive Program and the 162(m) Performance Incentive Plan for Messrs. Gutierrez, Gaynor, Ford and Gray. Mr. Keck did not participate in either the 2011 Executive Incentive Program or the 162(m) Performance Incentive Plan since his cash incentive payments are made under a commission-based bonus program, as described below. In developing the 2011 Executive Incentive Program and setting bonus targets under the 162(m) Performance Incentive Plan, the Compensation Committee considered information in the Frederic W. Cook report.

        For fiscal 2011, the Compensation Committee determined that our compensation philosophy would take into account (1) total cash compensation at or above the 75th percentile to that paid at comparable companies and (2) long-term incentives at or above the 75th percentile to that paid at comparable companies (these amounts were established by the Compensation Committee, in part, in order to recognize that the financial performance of the Company in fiscal 2011 was well above the median financial performance of many of the companies in the peer group and survey group). These levels, however, were not the only consideration when setting compensation levels, but were used as a point of reference to assist the Compensation Committee in determining compensation amounts. The Compensation Committee has considered these levels, which are higher than those referenced in fiscal 2010, due to the financial performance and growth of the Company during fiscal 2011 and due to the competitive nature of the industry in attracting and retaining a quality management team which the Compensation Committee considered important given turnover experienced by the management team in recent years.

        Prior to approving any compensation package or award, the Compensation Committee gives consideration to the impact of accounting and tax treatments of each particular compensation package or award, including the accounting and tax treatment of stock options and restricted stock units.

        The management of the Company has also engaged Frederic W. Cook & Co., Inc. to advise on the components of the GT Solar International, Inc. 2011 Equity Incentive Plan, which is being presented for approval of the stockholders at the 2011 Annual Meeting. The fees for Frederic W. Cook & Co.'s services in connection with the 2011 Equity Incentive Plan was below $120,000.

  Compensation Components

        We have sought to create an overall compensation program that provides foundational elements, such as base salary and benefits, which are competitive, as well as an opportunity for variable incentive compensation that is paid when short and long-term performance goals are met. Our executive compensation consists of the following components:

  •
  Base salary

  •
  Annual cash bonus incentives

  •
  Long-term incentive awards—equity grants

        We also provide certain retirement benefits and limited perquisites.

        For fiscal 2011, the target compensation mix for each named executive officer is set forth in the following table. For purposes of the table below, annual incentive compensation is based on the aggregate target bonus for each named executive officer under the 2011 Executive Incentive Program and the 162(m) Performance Incentive Plan, except for Mr. Keck, who does not participate in the 2011 Executive Incentive Program or the 162(m) Performance Incentive Plan. A named executive officer may receive more than or less than his aggregate target bonus. As a result, the relative amounts shown in the table below do not reflect actual payments made to the named executive officers other than the bonus paid to Mr. Keck. For purposes of the table below, equity-based awards are based on the grant date fair value of stock option and restricted stock unit awards made in fiscal 2011.

Executive	Title	Salary as % of Total Compensation	Target Annual Incentive Compensation as a % of Total Compensation(1)		Equity-Based Awards as % of Total Compensation(2)
Thomas Gutierrez	President and Chief Executive Officer	16.0%	17.4%		66.6%
Richard Gaynor	Vice President and Chief Financial Officer	25.9%	16.3%		57.8%
David W. Keck	Vice President and General Manager, Polysilicon	9.9%	44.8	%(3)	45.3%
David C. Gray	Vice President, Strategic Development	12.8%	8.0%		79.2%
Jeffrey J. Ford	Vice President and General Manager, Asia Photovoltaic and Sapphire Equipment	17.3%	10.4%		72.3%

(1)
Target Annual Incentive Compensation as a % of Total Compensation does not reflect the special performance payment made to the named executive officers in fiscal 2011. Information regarding the special performance payment is included under "Compensation Discussion and Analysis—Compensation Components—Annual Cash Bonus Incentive—Special Performance Payment" below.

(2)
Based on the grant date fair value of stock options and restricted stock units for each named executive officer.

(3)
Target Annual Incentive Compensation as a % of Total Compensation reflects Mr. Keck's actual bonus payment based on commissions.

        The relationship of base salary, annual incentive compensation and long-term incentive compensation to the overall compensation program varies depending upon the compensation structure determined by the Compensation Committee after considering each executive officer's performance, experience, time in the industry and prior equity incentive awards.

  Base Salary.

        We provide a base salary to our executive officers to compensate them for their services during the year. The base salary element of our executive compensation program is designed to attract excellent candidates and provide a stable source of income regardless of stock price performance so that executives can focus on a variety of important business metrics in addition to stock price. Base salary is established based on the experience, skills, knowledge and responsibilities required of the executive officers in their roles and, in certain circumstances, the Compensation Committee will consider overall prior year (or prior period) corporate performance when setting or adjusting base salary for executive officers. When establishing the base salaries of the executive officers for fiscal 2011, the Compensation Committee considered a number of factors, including performance, the years of service of the individual, individual's duties and responsibilities, the ability to replace the individual, the base salary at the individual's prior employment, information that became available to us informally through recruitment/search firms in connection with our hiring efforts and through our directors' experience. When the Compensation Committee increased base salaries in October 2010, the decision was based on the management team's success in surpassing financial performance targets and the implementation of key strategic initiatives, each well in advance of the timeline established by the Compensation Committee. We seek to maintain base salaries at levels that are sufficient to allow us to attract and retain executive talent.

        Base salaries for executive officers are reviewed on an annual basis, at the time of a promotion or other change in level of responsibilities, as well as when competitive circumstances may require review. Changes in salary are based on evaluation of factors such as the individual's level of responsibility, performance, length of service and level of compensation compared to that of similar positions in other companies. In April 2010, the Compensation Committee reviewed and approved the annual base salaries for our executive officers for fiscal 2011. The base salary of Thomas Gutierrez, our President and Chief Executive Officer, increased from $507,500 to $550,000; the base salary of David R. Gray, Vice President, Strategic Development, increased from $285,000 to $327,750; the base salary of David W. Keck, Vice President and General Manager, Polysilicon, increased from $225,000 to $236,250 and the base salary of Jeffrey J. Ford, Vice President and General Manager, Asia Photovoltaic and Sapphire Equipment, increased from $195,000 to $310,500. The increases for Messrs. Gutierrez, Gray, Ford and Keck were effective retroactively to April 3, 2010. As noted above, Mr. Gaynor's base salary for fiscal 2011 was established at the time he was hired in February 2010. In making increases to base salaries, the Compensation Committee considered base salaries of similarly situated executive officers in the public company peer group and the survey companies, an assessment of the named executive officers' performance and its subjective determinations.

        In October 2010, the Compensation Committee increased the base salary, for the remainder of fiscal 2011, for all named executive officers to acknowledge performance and contributions that had been made during the course of fiscal 2011. Mr. Gutierrez's base salary was increased from $550,000 to $650,000; Mr. Gaynor's base salary was increased from $320,000 to $352,000; Mr. Gray's base salary was increased from $327,750 to $350,693; Mr. Ford's base salary was increased from $310,500 to $341,550; and Mr. Keck's base salary was increased from $236,250 to $307,125. These increases were effective retroactively to October 1, 2010. Among factors considered by the Compensation Committee in increasing salary was the significant increases in revenue and operating income over prior year performance and over the budgets set by the Board of Directors for fiscal 2011, the successful implementation of certain strategic initiatives, including the Crystal Systems acquisition, and the growth experienced by the Company and the related demands placed on the executive team in running a larger and more complex enterprise.

        The annual salaries in effect for each of the named executive officers as of the end of fiscal 2011 and for fiscal 2012 are as follows:

	Annual Base Salary
Name	Fiscal 2011	Fiscal 2012
Thomas Gutierrez	$650,000	$725,000
Richard Gaynor	352,000	400,000
David W. Keck	307,125	375,000
David C. Gray	350,693	375,000
Jeffrey J. Ford	341,550	375,000

        When setting base salaries for fiscal 2012 for our named executive officers, the Compensation Committee utilized the process described above for implementing the increases. The Committee considered a number of factors, including performance, years of service, duties and responsibilities, the ability to replace the individual, the base salary at the individual's prior employment, information that became available to us informally through recruitment/search firms in connection with our hiring efforts and through our directors' experience. When the Compensation Committee increased base salaries for fiscal 2012, the financial performance in fiscal 2011, which exceeded targets set earlier in the year, was a significant factor in granting the increase as the Compensation Committee wanted to communicate that surpassing expectations will be rewarded and the recognition that the growth of the Company, and the corresponding increase in the responsibilities of the management team, deserved greater annual compensation. We seek to maintain base salaries at levels that are sufficient to allow us to attract and retain executive talent.

  Annual Cash Bonus Incentive.

  1.
  Overview

        The objectives of the annual cash bonus incentives are to reward executive officers (other than Mr. Keck) for our short-term performance, as measured by operating income and "net cash position" pursuant to the 162(m) Performance Incentive Plan, and individual management by objectives, or MBOs, pursuant to the 2011 Executive Incentive Program. We define operating income, for the purposes of the 162(m) Performance Incentive Plan as income (loss) from operations for such period as reported in our Annual Report on Form 10-K, adjusted to exclude the effect of (a) stock compensation expense, (b) any costs of persons other than us, our officers and directors, which we have incurred under the GT Solar Holdings LLC limited liability company agreement and (c) any extraordinary income or expenses in the reasonable determination of the Compensation Committee. We define "net cash position" as "cash and cash equivalents" as reported in our Annual Report on Form 10-K, (x) reduced by any portion of accounts payable or accrued expenses attributable to the negotiation of any revised terms with suppliers resulting in additional operating charges, (y) increased by any costs paid by us during the period on behalf of persons other than us, our officers and directors under the GT Solar Holdings LLC limited liability company agreement and (z) adjusted for any extraordinary cash flows in the reasonable determination of the Compensation Committee. The Compensation Committee used operating income and "net cash position" as the performance metrics under the cash incentive plan because these metrics are believed to be the most accurate reflection of the financial and operational performance of the Company given its circumstances and market position.

  2.
  2011 Executive Incentive Program

        In June 2010, the Compensation Committee approved the structure of the 2011 Executive Incentive Program and determined that it was in the best interests of the Company and its stockholders to utilize only individual performance metrics in the program due to, among other reasons, the tax-related benefits. Specifically, in fiscal 2011 the Compensation Committee awarded bonuses for overall corporate financial performance under the 162(m) Performance Incentive Plan (as described below), instead of the 2011 Executive Incentive Program because the payments pursuant to the 162(m) Performance Incentive Plan are deductible if in excess of $1 million. This is in contrast to fiscal 2010, when all bonuses were paid out under the 2010 Executive Incentive Program, and a portion of such bonus under the 2010 Executive Incentive Program was contingent upon achieving operating income and "ending cash balance" targets. Such a structure was used in fiscal 2010 because the Company did not expect that the named executive officers' non-deductible compensation would exceed $1 million.

        The 2011 Executive Incentive Program is based on the achievement of individual performance objectives ("MBOs") for each executive officer. The MBOs for each executive officer were determined by the Compensation Committee upon consultation with the CEO and the Board of Directors, at the Compensation Committee's discretion. Although the specific objectives and the relative weightings of those objectives vary for each executive officer, the Compensation Committee selected MBO components from among the following factors. Each named executive officer had MBOs that were directly related to the first, second and third factors identified below. The remaining factors were incorporated into the MBOs, established for one or more of our named executive officers.

  1.
  Achieving corporate and strategic goals and objectives specified for fiscal 2011.

  2.
  Developing and executing plans and functional goals that directly and/or indirectly influence the organization's ability to achieve its financial goals for fiscal 2011.

  3.
  Delivering highly effective management of operations through leadership of teams, timely communication and the deployment of business processes and systems that anticipate and prepare the organization for growth.

  4.
  Contributing to an organizational culture where individuals can grow and contribute.

  5.
  Actively supporting a culture that values safety, operational excellence, initiative, innovation, teamwork and quality.

  6.
  Working as a productive and vital member of the management team. Building productive and collaborative relationships with peers to meet organizational challenges together as a team. Being responsive to the needs of other team members and cultivating a service mentality internally within the line of authority.

  7.
  Achievement of functional financial measurements.

        The Compensation Committee retained discretionary authority to adjust the MBO component of the bonus up or down based upon an evaluation of the executive officer's performance and contribution during the year; however, the maximum bonus under the 2011 Executive Incentive Program is limited to two times the target cash bonus.

        Annual aggregate target cash bonuses for fiscal 2011 were determined as a percentage of each individual's base salary for the fiscal year and then allocated between the 2011 Executive Incentive Program and the 162(m) Performance Incentive Plan in a manner designed to be tax-efficient for the Company. When establishing the target cash bonus percentages for the executive officers for fiscal 2011, the Compensation Committee first reviewed the total base salary for the named executive officers and compared such amount with the total cash compensation of executive officers in the public company peer group and the survey companies. The Compensation Committee then, for the purposes of setting bonus percentage (and aggregate bonus) targets, reviewed the numerical difference between the base salary for our named executive officers and the total cash compensation of executive officers in the public company peer group and the survey companies and the difference was used as a baseline for bonus compensation. It should, however, be noted, that when setting bonus compensation and total compensation, the Compensation Committee does not set target bonuses based solely upon total compensation at the peer group or survey companies, but instead used this compensation information as a guide for the purpose of setting cash bonus compensation and total compensation. Once the targeted total cash compensation amounts were identified, the Compensation Committee determined the target cash bonus levels based on each named executive officer's base salary and targeted total cash compensation for that individual and adjusted such amounts by taking into account the named executive officer's responsibilities as well as the difficulty of achieving the MBO components set by the Compensation Committee and their relative importance to corporate performance.

        As noted above, in prior years, the Company's Executive Incentive Program included financial metrics, such as operating income and "ending cash balance", but for fiscal 2011 the Compensation Committee utilized the 2011 Executive Incentive Program exclusively with the bonus tied to MBOs to focus management's efforts on achieving individual performance goals designed to improve the overall performance of the organization. In addition, for tax-related reasons, the Compensation Committee also utilized the 162(m) Performance Incentive Plan (as described below) in fiscal 2011.

        A means to compensate the named executive officers and awards under that 162(m) Performance Incentive Plan was determined entirely by reference to financial metrics that were in compliance with the conditions set forth in Section 162(m) of the Internal Revenue Code. In June 2010, the Compensation Committee approved the structure of the 2011 Executive Incentive Program. Depending on performance relative to the pre-determined MBOs, the actual cash bonus for the named executive officers would be less than or greater than their target cash bonuses.

  Timing of Bonus Payout Under Existing Plans During Fiscal 2011

        Prior to the end of fiscal 2011, it was evident that the Company would exceed even the optimistic financial objectives that had been identified early in the fiscal year. Management and the Compensation Committee recognized that this was a significant accomplishment given the poor performance of the overall domestic and global economies. Even though the fiscal year had not concluded, the Compensation Committee wanted the executive officers, and the entire employee base, to have some reward for these extraordinary efforts and to motivate them to maintain that level of performance by providing them with a portion of the target bonus they would receive if that level of performance was maintained. In addition, this financial performance was the result, in part, of named executive officers meeting or surpassing their MBOs well in advance of the end of the year. For these reasons, in October 2010, the Compensation Committee approved an accelerated payment to certain executive officers under the 2011 Executive Incentive Program and 162(m) Performance Incentive Plan, which was paid on October 29, 2010. As noted by management and the Compensation Committee, this payment was not an additional bonus for the named executive officers, as this bonus (and the related bonus plans) had been established, and targets set, earlier in the fiscal year (consistent with prior practice at the Company). It was only on an acceleration of the timing of the payment. Under the terms of the applicable bonus plans, the payments were due following the fiscal year end, but due to the reasons set forth above, the decision was made that it was in the best interests of the Company to accelerate a portion of the payment when it became evident in October 2010 that the named executive officers (and other employees) would be entitled to receive following year end. This accelerated payment was equal to one-half of such participant's aggregate target bonus opportunities under the 2011 Executive Incentive Program and 162(m) Performance Incentive Plan. This accelerated payment was deducted from the full-year bonus payments for that named executive officer for fiscal 2011 (under the 2011 Executive Incentive Program and the 162(m) Performance Incentive Plan), which was paid on May 26, 2011. If the accelerated payment had been greater than the aggregate amount such named executive officer would have received under the 2011 Executive Incentive Program and the 162(m) Performance Incentive Plan, such named executive officer would have been entitled to keep the entire payment.

        The table below sets forth the accelerated payment under the 2011 Executive Incentive Program and 162(m) Performance Incentive Plan for the Company's named executive officers that received such a payment:

Name	Payment made on October 28, 2010
Thomas Gutierrez	$325,000
Richard Gaynor	105,600
Jeffrey J. Ford	102,465
David W. Keck	N/A
David C. Gray	105,208

        The Compensation Committee expects that it will no longer utilize the Executive Incentive Program in future years, but instead will rely on the 162(m) Performance Incentive Plan to pay cash incentive awards to named executive officers. The reason for the change in approach is tax-related and to use quantifiable metrics for making bonus payments that are directly tied to corporate financial performance. MBOs will still be utilized by the CEO in determining the role, function and objectives of the executive officers.

  3.
  162(m) Performance Incentive Plan.

        On June 2, 2010, the Compensation Committee approved the performance criteria for awards to be made to executive officers under the 162(m) Performance Incentive Plan for fiscal year 2011 (the "162(m) Plan"). The cash-based awards for a participant were based on our achievement of operating income and net cash position (defined as cash and cash equivalents on the balance sheet after giving effect to certain adjustments, such as reductions to accounts payable to reflect revised terms with suppliers) and were determined in accordance with the following formula:

  Award Amount = ((Target Percentage) × (Base Salary) × (2/3) × Operating Income Multiplier) + ((Target Percentage) × (Base Salary) × (1/3) × Net Cash Position Multiplier)

        The Operating Income Multiplier and Net Cash Position Multiplier are based upon formulas established by the Compensation Committee which are, in turn, based upon targets set by the Compensation Committee for the Company's operating income and net cash position, respectively, at the end of fiscal year 2011.

        The Operating Income Multiplier and Net Cash Position Multiplier would have been zero in the event that operating income for fiscal year 2011 or net cash position as of the end of fiscal year 2011 had been 85% or less of target and increased linearly for performance up to 100%, in which event the Operating Income Multiplier and Net Cash Position Multiplier, as the case may be, would be one. For operating income and net cash position achievement exceeding target, the Operating Income Multiplier and Net Cash Position Multiplier, as the case may be, increased linearly such that the multipliers would be two in the event that actual achievement was 110% or more of target. In no event would the Operating Income Multiplier and Net Cash Position Multiplier have exceeded two. In October 2010, the Compensation Committee approved the performance metrics to be used under the 162(m) Plan for fiscal 2011. The payment of cash bonuses was based on pre-determined operating income target of $134.9 million for fiscal 2011 and a pre-determined net cash position target of $265.9 million for fiscal 2011.

        No award would have been paid to participants if we achieved operating income or net cash position less than 50% of the budgeted operating income or net cash position.

        The annual cash bonus awards for fiscal 2011 under the 2011 Executive Incentive Program and 162(m) Performance Incentive Plan were finalized on April 22, 2011 for Messrs. Gutierrez, Gaynor, Gray, and Ford. Given the Company's operating income and net cash position, all named executive officers received twice their target under the 162(m) Performance Incentive Plan (and the bonuses referenced later in this paragraph reflect the payments under the 162(m) Performance Incentive Plan). Each named executive officer other than our Chief Executive Officer also conducted a self-appraisal that was reviewed by our CEO, and our CEO conducted his own self-appraisal. The Compensation Committee evaluated these self-appraisals in the context of each executive officer's responsibilities and awarded a percentage of the funded bonus to each individual in accordance with such individual's MBO attainment. Mr. Gutierrez achieved 200% of his MBO goals, resulting in a bonus payment of $975,000; Mr. Gaynor achieved 200% of his MBO goals, resulting in a bonus payment of $316,800; Mr. Gray achieved 200% of his MBO goals, resulting in a bonus payment of $315,624; Mr. Ford achieved 200% of his MBO goals, resulting in a bonus payment of $307,395. The foregoing amounts exclude the accelerated bonus payment made in October 2010.

        On April 22, 2011, the Compensation Committee approved the following target bonus opportunities for fiscal 2012 for the following executive officers under the 162(m) Plan:

	Fiscal 2012
Name	Target Percentage of Base Salary	Maximum Award as a Percentage of Base Salary
Thomas Gutierrez	125%	250%
Richard Gaynor	80%	160%
David C. Gray	75%	150%
Jeffrey J. Ford	75%	150%
4.
Special Performance Payment in Fiscal 2011

        During the third quarter of fiscal 2011, it became evident to both management and the Compensation Committee that the Company would far surpass the operational metrics set forth in the 162(m) Plan prior to the end of such quarter or very early in the fourth quarter. In order to incentivize the management team to continue to build on the success achieved earlier in fiscal 2011 (in addition to the accelerated payment of a portion of the named executive officers' bonus paid in October 2010), and thereby enhance shareholder and enterprise value, the Compensation Committee instituted a discretionary special performance payment (the "Special Bonus Payment") that would only be paid if the Company surpassed an additional, and significantly higher operating income target metric. The goal of this Special Bonus Payment was to encourage management to strive for even greater performance and financial results in the remaining three months of the fiscal year.

        The Compensation Committee approved the Special Bonus Payment for fiscal 2011 on November 23, 2010. Participants in the fiscal 2011 Executive Incentive Plan and the 162(m) Plan were eligible to receive the Special Bonus Payment. The Special Bonus Payment was in an amount up to one times the applicable participant's annual target for fiscal 2011 (the "Participant's Target"). The bonus was contingent on the Company's achievement of operating income targets set by the Compensation Committee. For operating income between 10% over the operating income target of $134.9 (or $148.4) (the "Entry Point") and the mid-point in the range (the "Mid-Point") between the Entry Point and the maximum target established by the Compensation Committee on November 23, 2010, the special bonus would equal between 0% to 25% of a Participant's Target, such bonus amount increasing linearly with achievement of increased operating income. For operating income between the Mid-Point and the maximum target, the special bonus would equal between 25% to 100% of a Participant's Target, such bonus amount increasing linearly with achievement of increased operating income. The Special Bonus Payment was payable in the following increments: (1) 50% upon the filing of the Company's Form 10-K for fiscal 2011 and contingent upon the participant being employed by the Company at the date of filing; and (2) 50% upon the filing of the Company's Form 10-K for fiscal year 2012 and contingent upon the participant being employed by the Company at the date of filing. As a result of the Company exceeding the maximum target, the named executive officers were paid, in fiscal 2012, 50% of the

Special Bonus Payment that was approved by the Compensation Committee on November 23, 2010. As noted above, the Compensation Committee, in the best interests of the Company and its shareholders and in an effort to increase shareholder value, adopted this special bonus to keep the Company employees motivated to further improve results in fiscal 2011 when it became evident that the Company would exceed the performance targets established by the Compensation Committee earlier in fiscal 2011.

        The Compensation Committee believes that keeping the management of the Company motivated throughout the entire fiscal year is important to increasing shareholder value. While the Compensation Committee does not intend to implement such special bonus payments in the future as a matter of practice, it will do so in those instances where the Committee believes that the costs will produce improved results and increased value for the shareholders.

        5.     Total Cash Incentive Compensation for Fiscal Year 2011

        As noted above, the named executive officers received cash-based incentive compensation in fiscal 2011 pursuant to the 2011 Executive Incentive Program, the 162(m) Plan and the Special Bonus Payment. As noted above, the Special Bonus Payment was a discretionary payment and not part of the 2011 Executive Incentive Program or the 162(m) Plan. The target cash bonus and maximum cash bonus opportunity and the actual cash bonus, as a percentage of base salary, and the actual cash bonus paid for each of the following named executive officers in fiscal 2011, is set forth below. The information contained in this table takes into account the provisions and payments pursuant to (i) the 2011 Executive Incentive Program, (ii) the 162(m) Performance Incentive Plan, (iii) the Special Bonus Payment and (iv) the accelerated payment to the named executive officers under the 2011 Executive Incentive Program and 162(m) Performance Incentive Plan which was paid on October 28, 2010, as described above):

	Fiscal 2011
Name	Target Cash Incentive Bonus as a Percent of Base Salary	Maximum Cash Incentive Bonus as a Percent of Base Salary	Actual Cash Bonus as a Percent of Base Salary(1)	Actual Cash Bonus(2)	Special Bonus Payment(3)
Thomas Gutierrez	100%	200%	200%	$1,300,000	$325,000
Richard Gaynor	60%	120%	120%	422,400	105,600
David C. Gray	60%	120%	120%	420,832	105,208
Jeffrey J. Ford	60%	120%	120%	409,860	102,465

(1)
Percentages reflect full year bonus percentages (such percentage excludes the Special Bonus Payment).

(2)
Amount calculated based on annualized base salary and includes the accelerated bonus payment paid in October 2010 but excludes the Special Bonus Payment.

(3)
Reflects one-half of the Special Bonus Payment paid on June 9, 2011. The balance of the Special Bonus Payment will be paid after the filing of the Company's Form 10-K for fiscal 2012, contingent on the named executive officer being employed by the Company.

  6.
  Commission-Based Bonus Program.

        The annual cash bonus for Mr. Keck is based on a commission that is earned for each order we receive for polysilicon products and services. Mr. Keck's employment agreement provides that with respect to each order for which a commission is earned, a commission is payable as follows: 15% when a deposit is received, 45% when each shipment payment is received and 40% when the final payment is received. Because of the complexity associated with tracking shipment payments, the portion of the commission that relates to shipment payments is paid in two increments: 22.5% of the commission is paid when the first vessel with respect to an order is shipped and 22.5% is paid when the last vessel with respect to that order is shipped. There is no set target amount, but Mr. Keck's total compensation of his base salary and cash bonus was limited to a maximum of $1.5 million under the terms of his employment agreement. We entered the polysilicon business in 2006, and we hired Mr. Keck, a known expert in the polysilicon industry, for his unique skills. The board structured Mr. Keck's compensation package to emphasize variable compensation that is linked to the short-term performance of the polysilicon business and to provide compensation sufficient to attract him to our company. Mr. Keck received commissions of $1.231 million in fiscal 2011 based on our orders, shipments and payments received for polysilicon products and services received in fiscal 2011. In relation to our other named executive officers, Mr. Keck's compensation is weighted more heavily toward cash incentives rather than equity incentives due to compensation arrangements dating back to the establishment of our polysilicon business.

  7.
  Discretionary Bonus Awards.

        All bonus payments in fiscal 2011 were made pursuant to plans adopted by the Compensation Committee and, other than the Special Bonus Payment, no discretionary bonus awards were granted during the fiscal year. The Special Bonus Payment was a discretionary bonus payable to our named executive officers that was contingent upon meeting an operating income target that was significantly higher than that in the 162(m) Plan.

  Long-Term Incentive Awards.

        Our 2008 Equity Incentive Plan provides for the grant of stock options, restricted stock, stock appreciation rights and other stock awards. Our executive officers have received equity compensation awards in the form of incentive stock options and restricted stock units. We have granted long-term incentive awards in the form of stock options and restricted stock units because we believe they are important in our efforts to create and maintain an advantage in the competitive industry in which we operate. Stock options and restricted stock units are designed to align the interests of our executive officers with our stockholders' long-term interests by providing them with equity-based awards that vest over a period of years. The Compensation Committee decided to grant stock options and restricted stock units to executive officers in fiscal 2011 to (i) attract excellent employees, (ii) reward long-term Company performance as measured by appreciation of our stock price, (iii) align the executive officers' interests with those of stockholders, and (iv) promote long-term retention of executives. Also, the Compensation Committee determined to issue these types of equity awards after reviewing market data and information contained in the Frederic W. Cook report.

        The Board of Directors, upon recommendation of the Compensation Committee, granted (1) stock options and restricted stock units to Messrs. Gutierrez, Gray, Keck and Ford in June 2010, (2) stock options and restricted stock units to Mr. Gray in August 2010, and (3) restricted stock units to all named executive officers in November 2010.

        In determining the number of stock options and restricted stock units awarded to the named executive officers in fiscal 2011, our Compensation Committee considered both the estimated intrinsic value of the restricted stock units and the estimated fair value of options based on the Black-Scholes option valuation method, as well as individual performance, cash compensation levels and each such named executive officer's existing equity holdings. Our Compensation Committee also considered individual responsibilities of our named executive officers, including Mr. Gutierrez's responsibility for our overall performance, Mr. Gaynor's responsibility for financial reporting and accounting functions, Mr. Gray's responsibility for our strategic development, Mr. Keck's responsibility for building our polysilicon business, which is a significant element of our growth strategy, and Mr. Ford's responsibility for our operations in Asia. In determining the number of options and restricted stock units that were awarded to our named executive officers in fiscal 2011, the Compensation Committee established a dollar value of total awards, which value was based on a percentage of the named executive officer's base salary (such percentage is higher for executive officers who have greater scope of responsibilities), and then valued options using the Black-Scholes option valuation method and valued the restricted stock units at the price of our common stock on the date of grant. In determining the mix of options and restricted stock units, the Compensation Committee allocated 50% of the value of the total award to each type of award. The determination to issue both stock options and restricted stock units reflects our belief that the two types of equity awards, while both linking executive compensation to corporate performance, address different compensation goals. Like many technology companies, our common stock price is highly volatile, which creates uncertainty about the value of certain equity awards. Restricted stock units represent a means of providing equity-related value even if the stock price fluctuates. A stock option, however, is an instrument more directly tied to stock market risk. Accordingly, the stock options we issue are more closely aligned with stock appreciation and have no value if the market price of our common stock during the period in which the option may be exercised is lower than the market price of our common stock on the date of grant.

        On June 2, 2010, the Board of Directors, upon recommendation of the Compensation Committee, awarded restricted stock units and non-qualified stock options under our 2008 Equity Incentive Plan to Messrs. Gutierrez, Gray, Keck and Ford. On August 11, 2010, the Compensation Committee awarded stock options and restricted stock units to Mr. Gray. On November 10, 2010, the Compensation Committee awarded restricted stock units to all of our named executive officers. The tables below set forth these restricted stock units and non-qualified stock options awards. The restricted stock units awarded to the named executive officers vest over four years in four equal annual installments commencing on the first anniversary of the grant date. The non-qualified stock options awarded to the named executive officers vest as follows: (i) 25% of the options vest on the first anniversary of the grant date and (ii) 1/48th of the options vest upon the passage of each full month thereafter.

June 2010 Equity Awards

Name	Restricted Stock Units	Non-Qualified Stock Options
Thomas Gutierrez	91,912	183,824
Jeffrey J. Ford	62,041	124,080
David W. Keck	45,956	91,912
David C. Gray	62,041	124,080

August 2010 Equity Awards

Name	Restricted Stock Units	Non-Qualified Stock Options
David C. Gray	42,722	86,316

November 2010 Equity Awards

Name	Restricted Stock Units
Thomas Gutierrez	169,109
Richard Gaynor	84,555
Jeffrey J. Ford	84,555
David W. Keck	84,555
David C. Gray	84,555

        In past years, the Compensation Committee had granted equity-based awards to our named executive officers at only one time during the fiscal year. In fiscal 2011, however, the Compensation Committee determined it appropriate to issue awards at two additional times during the year. Mr. Gray received additional equity awards in August 2010 in recognition of his contributions and superior performance in helping the Company achieve certain strategic goals considered important to the Company's future success, including the acquisition of Crystal Systems. In addition, due to the Company's outstanding performance, as reflected in financial metrics such as revenue, and increased stock price, the Compensation Committee reviewed the equity awards granted to date in fiscal 2011 in November 2010 and, in order to recognize the performance of management and to bring the long-term component of compensation more in line with that of comparable companies, and granted additional awards.

        The terms of the restricted stock unit agreements and the non-qualified stock option agreements awarded to all of our executive officers, including those granted in fiscal 2010 and fiscal 2011, provide that upon a termination of the executive officer's employment by us without "Cause" (as defined in the executive officer's employment agreement), or by the executive officer for "Good Reason" (as defined in the executive officer's employment agreement), in each case within twelve months following a "Change in Control" (as defined in the restricted stock unit agreement and non-qualified stock option agreement, as applicable), all of the unvested restricted stock units and unvested options shall vest.

        During fiscal 2011, we did not reprice or materially modify any equity awards held by or granted to our named executive officers.

  Equity Ownership Guidelines

        On April 22, 2011, the Compensation Committee adopted a revised policy on equity ownership which applies to the Chief Executive Officer, Chief Accounting Officer, and all officers who report directly to the CEO, including our named executive officers. Under the policy, such officers are required to retain ownership while employed by the Company of 25% of all shares of Company common stock ("Retained Shares") received upon the vesting of any restricted stock unit grant or upon the exercise of any options (net of any exercise price or shares withheld for taxes) vesting after April 22, 2011 ("Restricted Options") and until the fifth anniversary of such date ("Guideline Period"). For a person who becomes an officer after April 22, 2011, the foregoing requirement will apply to the vesting of restricted stock units and the exercise of options from the date on which such person becomes such an officer until the fifth anniversary of such date. Any shares issued as a result of the exercise of Restricted Options, whether during the Guideline Period or thereafter, shall be deemed to be Retained Shares. Any exceptions due to hardship shall be subject to approval by the Chief Executive Officer and, in the case of the Chief Executive Officer, by the Compensation Committee. Individuals who are currently officers may sell or exercise 75% of any shares or options which vested prior to April 22, 2011. The balance of such shares or shares issuable upon the exercise of such vested options (net of any exercise price or shares withheld for taxes) will be deemed to be Retained Shares.

  Retirement Benefits.

        In order to provide our named executive officers with a compensation package that has the components that are available at similar companies, we provide certain retirement benefits to all of our executive officers.

        We sponsor a tax-qualified employee savings and retirement plan, or 401(k), plan that covers most employees who satisfy certain eligibility requirements relating to minimum age and length of service. Under the 401(k) plan, eligible employees may elect to contribute a minimum of 1% of their annual compensation, up to a maximum amount equal to the statutorily prescribed annual limit. We may also elect to make a matching contribution to the 401(k) plan in an amount equal to a discretionary percentage of the employee contributions, subject to certain statutory limitations. For fiscal 2011, we made a discretionary matching contribution of $1,003,526 to all employees. Of this amount, $33,568 was paid to our named executive officers.

  Perquisites.

        In order to provide our named executive officers with a compensation package that has the components that are available at similar companies, we provide certain perquisites benefits to all of our executive officers.

        We provide our named executive officers with payments of a portion of life, medical and dental insurance premiums. Information regarding this payment is set forth in the Summary Compensation Table.

        In addition, consistent with the policy the Company has adopted with respect to all U.S. citizens who are working on our behalf in Asia on an expatriate basis, the Company pays such employees an amount, which we refer to as a tax equalization payment, that is intended to put the employee in the same position, from tax-liability perspective, that he or she would be in if they were still located in the U.S. The Company thinks it is inappropriate to penalize employees who have agreed to move to (and work in) jurisdictions that impose higher tax rates. Of our named executive officers, only Mr. Ford receives such a tax equalization payment.

  Risk Considerations in our Compensation Program

        Our Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors and reviewed these items with its independent compensation consultant, Frederic W. Cook & Co., Inc. Based on these reviews and discussions, the Committee does not believe our compensation program encourages excessive or inappropriate risk taking for the following reasons:

  •
  We structure our pay to consist of both fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a consistent income that is not contingent upon stock price performance so that executives do not feel it necessary to make decisions based exclusively on stock price to the detriment of other important business metrics. The cash incentive and equity incentive components of compensation are designed to reward both short-and long-term corporate performance. For short-term performance, our cash bonus is awarded based on financial targets such as operating income and net cash targets. However, a portion of the cash bonus is also tied to individual MBOs, which mean that our executives are not focused solely on financial metrics for a portion of their bonuses. For long-term performance, our stock option and restricted stock unit awards generally vest over four years. Their value is exclusively dependent on our stock price performance. We feel that these variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce superior short- and long-term corporate results, while the fixed element is also sufficiently high that the executives are not encouraged to take unnecessary or excessive risks in doing so.

  •
  Because operating income and net cash balance have been the performance measures for determining a portion of an executive's bonus, we believe our executives are encouraged to take a balanced approach that focuses on (i) corporate profitability which is important to shareholders and (ii) in providing sufficient cash to sustain the Company through any prolonged economic downturns and allow the Company flexibility to make investments in the future business if attractive opportunities arise. If we are not profitable at a reasonable level or have an adequate amount of cash and cash equivalents, there are payments under the bonus program will be significantly reduced.

  •
  We believe that bonus metrics tied to operating income, net cash and MBOs in our cash bonus programs, and stock price performance through our equity compensation program provides a check on excessive risk taking. That is, even if our executives could inappropriately increase operating income or net cash by excessive expense reductions, abandoning less profitable revenue sources or inappropriate revenue enhancements, this would be detrimental to the Company in the long run and could ultimately harm our stock price and the value of their equity awards. Likewise, if our executives were to add revenue sources at low margins in order to generate increased stock prices, it could decrease operating income and the value of their cash bonus payments.

  •
  Our operating income and net cash targets are applicable to our executives and employees alike, regardless of business segment. We believe this encourages consistent behavior across the organization, rather than establishing different performance incentives depending on a person's position or business segment. For example, we believe a person in our most profitable business segment is not encouraged to take more risk than someone in a less profitable business segment.

  •
  We cap our cash bonus at 200% of the target for our executives, which we believe mitigates excessive risk taking. Even if we dramatically exceed our operating income or net cash targets, or an executive exceeded his or her MBO targets, bonus payments are limited. Conversely, we have a threshold on all bonus metrics so that performance below a certain level will result in no bonus payments.

  •
  We have stock ownership guidelines, which we believe provide an incentive for management to consider the Company's long-term interests because a portion of their personal investment portfolio consists of GT Solar stock. In addition, we prohibit all hedging transactions involving our stock so our directors, executives and employees cannot insulate themselves from the effects of our stock price performance.

  •
  In fiscal 2011, our Compensation Committee also adopted a clawback policy that will allow GT Solar to recover bonus compensation, at the discretion of the Board, if an executive officer has engaged in fraudulent or other intentional misconduct and the misconduct resulted in a material inaccuracy in the Company's financial statements which affect such executive officer's compensation. This policy removes incentives for our executives to inaccurately report results in order that they receive or increase their bonus.

  Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly-held company for compensation paid in excess of $1.0 million in any taxable year to the principal executive officer and the three other most highly compensated executive officers other than the principal executive officer or the principal financial officer. This deduction limit does not apply to exempt "performance-based compensation" within the meaning of Section 162(m) if certain requirements set forth in Section 162(m) are met. The GT Solar International, Inc. Section 162(m) Performance Incentive Plan (the "162(m) Plan") is designed to enable us to provide incentive compensation to certain of our executive officers whose compensation is tax deductible for U.S. federal income tax purposes in a manner that qualifies for an exemption, as "performance-based compensation," from the deduction limitations under Section 162(m) of the Internal Revenue Code.

        The Company has structured its cash bonus payments (excluding the Special Bonus Payment) to its executive officers in fiscal 2011 to take advantage of the federal tax deduction for compensation allowed under Section 162(m). The Company paid a portion of the cash bonus to its named executive officers under the 162(m) Plan and the remainder under the 2011 Executive Incentive Plan, with the amounts allocated to each plan to allow the Company to deduct all such bonus payments if the payments would result in compensation paid in excess of $1.0 million in any taxable year to the principal executive officer and the three other most highly compensated executive officers. The Compensation Committee intends to structure all awards for the fiscal year ending March 31, 2012 and subsequent fiscal years under the 162(m) Plan so that compensation paid pursuant to its terms will qualify for the "performance-based compensation" exception under Section 162(m) and be eligible for deductibility by us. The 162(m) Plan was approved by stockholders at the 2009 Annual Meeting, to comply with the requirements of Section 162(m). The deductibility of compensation is only one factor that the Compensation Committee considers in assessing whether a particular arrangement is appropriate in light of its goal of encouraging our executive officers to accomplish strategic, operational and financial objectives and to operate the business in a manner that enhances stockholder value.

  Executive Compensation Clawback and Prohibition on Hedging

        In order to ensure that the Company has the ability to recoup incentive compensation obtained through actions on the part of management which may prove detrimental to the Company, incentive compensation may be recovered at the discretion of the Board if an executive officer has engaged in fraudulent or other intentional misconduct and the misconduct resulted in a material inaccuracy in the Company's financial statements which affect such executive officer's compensation. Our Insider Trading Policy provides that directors and officers are prohibited from engaging in short-term or speculative transactions involving GT Solar securities, such as short sales, buying or selling puts or calls and hedging transactions.

  Conclusion

        The Compensation Committee believes that the compensation for our named executive officers for fiscal 2011 was appropriate in light of our financial performance and the significant growth in operations and corresponding increase executive responsibilities.

  Equity Incentive Plans

  2006 Stock Option Plan

        The 2006 Stock Option Plan, as amended on July 7, 2006 and on January 15, 2008, which we refer to as the 2006 Plan, is administered by our Compensation Committee. Discretion to grant options under the 2006 Plan rests with the Compensation Committee and options may be granted to our employees, officers, directors, consultants and advisors. Under the 2006 Plan, we may grant either non-qualified stock options (as defined in the Internal Revenue Code) or incentive stock options (as defined in the Internal Revenue Code) to purchase shares as defined under the Internal Revenue Code. In addition, the Compensation Committee may add specific terms and conditions to each option agreement, subject to the general terms and conditions of the 2006 Plan. The Compensation Committee, in its sole discretion, may determine the conditions upon which the options will vest and all other terms and conditions relating to the exercisability of the options, including any terms and conditions which may apply following termination of the optionholder's services to us or one of our subsidiaries. Subject to the provisions of the relevant option agreement and as otherwise determined by the Compensation Committee, any unexercised option generally expires upon the first to occur of: (i) the tenth (or, in the case of a holder of 10% or more of the total combined voting power of all classes of our stock or any of our subsidiaries or affiliates, the fifth) anniversary of the grant date; or (ii) 60 days after the termination of the option holder's service to us or one of our subsidiaries without cause. The aggregate number of shares subject to options granted under the 2006 Plan may not exceed 10,710,000. In June 2008, our Board of Directors terminated the ability to grant future stock option awards under the 2006 Plan.

        The aggregate fair market value of shares of our common stock for which an incentive stock option is exercisable for the first time during any calendar year may not exceed $100,000. The price payable on the exercise of an option granted may not be less than: (i) the fair market value per share on the date the option is granted; or (ii) the nominal value per share, whichever is the higher.

        Optionholders do not have any voting or other rights as a stockholder of ours with respect to any shares issuable upon exercise of an option until exercise of the option and issuance of a certificate or certificates representing such shares. All options are exercisable only by the optionholder during their lifetime, following which, the vested options are transferable by will or by the laws of descent or distribution.

        In the event of a merger, consolidation or other form of reorganization involving GT Solar International, Inc., a sale or transfer of all or substantially all of its assets, or a tender or exchange offer made by any corporation, person or entity, the Compensation Committee may accelerate the exercisability of the options, cancel the portion of any option that has not become exercisable or permit or require option holders to surrender their options for cash payments. In the event of a stock dividend, stock split or recapitalization or corporate reorganization in which we are a surviving corporation, the number or kinds of shares subject to the 2006 Plan or to any option previously granted, and the option price, shall be adjusted by the Compensation Committee.

        The Compensation Committee may amend, suspend or terminate the 2006 Plan in any manner, provided that no such action may be taken that would impair the rights of any existing option holder with respect to any previously granted option without the option holder's consent.

        The 2006 Plan terminates on December 30, 2015. Options granted prior to such date shall remain in effect until the exercise, surrender, cancellation or expiration in accordance with the 2006 Plan.

        As a result of the Board terminating the ability to grant awards under the 2006 Plan, we do not intend to issue any further stock options under the 2006 Plan. As of April 2, 2011, the number of shares of our common stock issuable upon currently outstanding options was 1,371,690 at a weighted average exercise price of $3.80 per share.

  2008 Equity Incentive Plan

        General.    On June 30, 2008, we adopted the 2008 Equity Incentive Plan, which we refer to as the 2008 Plan. The 2008 Plan is intended to further our growth and profitability by increasing incentives and encouraging share ownership by our employees, directors and independent contractors.

        Administration.    The 2008 Plan will be administered by the Compensation Committee, or, if the Compensation Committee ceases to exist, by our Board of Directors. The Compensation Committee has the power to administer the 2008 Plan, including the power to determine which employees, directors and independent contractors are eligible to receive awards, adopt necessary procedures to permit participation in the 2008 Plan and make all decisions and determinations as necessary or advisable to administer the 2008 Plan. The Compensation Committee may delegate all or any part of its authority and powers under the 2008 Plan to one or more directors and/or officers. In February, 2011, the Compensation Committee granted to the President and Chief Executive Officer the right to issue awards under the 2008 Plan up to a certain number of shares approved by the Compensation Committee and under limited circumstances in accordance with Delaware General Corporation Law.

        Participation.    Individuals eligible to participate include our employees, directors and independent contractors.

        Available Shares.    An aggregate of 15,000,000 shares of our common stock have been authorized for grants of awards under the 2008 Plan. The maximum number of shares of common stock that may be granted for incentive stock options is 15,000,000. To the extent shares subject to an outstanding option or other award are not issued or delivered by reason of expiration, cancellation, forfeiture or other termination of the award, withholding of the shares for taxes or settlement of the award in cash, such shares shall again be available for grant under the 2008 Plan. Subject to approval of the GT Solar International, Inc. 2011 Equity Incentive Plan, in June 2011, our Board of Directors terminated the ability to grant future stock option awards under the 2008 Plan (and any shares not subject to any outstanding award under the 2008 Plan and any shares subject to awards under the 2008 Plan which are subject to an outstanding option or other award that are not issued or delivered by reason of expiration, cancellation, forfeiture or other termination of the award, withholding of the shares for taxes or settlement of the award in cash, shall be available for grant under the GT Solar International, Inc. 2011 Equity Incentive Plan).

        Option Grants.    Options granted under the 2008 Plan may include incentive stock options, non-qualified stock options or a combination thereof. An incentive stock option may only be granted to an employee and may not be granted more than ten years after the earlier of the adoption of the 2008 Plan by our Board, or the approval of the 2008 Plan by our stockholders. The exercise price per share for each option will be determined by the Compensation Committee except that the exercise price may not be less than 100% of the fair market value of a share of common stock on the grant date. In the case of the grant of any incentive stock option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all of our classes of stock then outstanding, the exercise price may not be less than 110% of the fair market value of a share of common stock on the grant date.

        Expiration of Options.    Each option will terminate not later than the expiration date specified in the award agreement pertaining to such option. The expiration date of an option shall not be later than the tenth anniversary of the grant date. The expiration date of an incentive stock option granted to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all of our classes of stock then outstanding shall not be later than the fifth anniversary of the grant date.

        Restricted Stock.    Restricted stock is a grant of shares of our common stock that may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated prior to the end of a restricted period set by the Compensation Committee. A participant granted restricted stock generally has all of the rights of a stockholder, unless the Compensation Committee determines otherwise. Unvested shares of restricted stock are subject to forfeiture in the event of termination of employment with us and restrictions on transferability.

        Stock Appreciation Rights.    Stock appreciation rights, or SARs, entitle a participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the base price of the SAR. The Compensation Committee shall determine the terms and conditions of SARs except that the base price of an SAR shall not be less than 100% of fair market value of a share of our common stock on the grant date.

        Other Stock Awards.    The Compensation Committee may develop sub-plans or grant other equity based awards on such terms as it may determine. These awards may include awards designed to comply with or take advantage of applicable local laws of jurisdictions outside of the United States or dividend equivalent awards that entitle participants to receive an amount equal to the dividends that would have been paid during a specified period on the amount of shares specified in the award. We have awarded, pursuant to the 2008 Plan, restricted stock units. Restricted stock units entitle the participant to receive shares of common stock to be delivered at the time such shares of common stock vest or restrictions on such shares lapse as specified by the Compensation Committee in the applicable award agreement.

        Nontransferability and Withholding Taxes.    No award granted under the 2008 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will and the laws of descent and distribution. However, a participant may transfer, without consideration, an award other than an incentive stock option to one or more members of his or her immediate family.

        We have the right and power to deduct or withhold an amount sufficient to satisfy any taxes which the Compensation Committee deems necessary to be withheld to comply with the Internal Revenue Code or other applicable law with respect to such award or the exercise thereof. The Compensation Committee may permit or require a participant to satisfy all or part of the tax withholding obligations in connection with an award by having us withhold otherwise deliverable shares of common stock, or by the participant delivering to us already-owned shares of common stock.

        Amendment/Termination of the 2008 Plan.    The board may amend, suspend or terminate the 2008 Plan at any time for any reason subject to any requirement of stockholder approval required by applicable law or stock market rule or regulation, except that stockholder approval is not required for an amendment to avoid the imposition of taxes under Section 409A of the Internal Revenue Code. Any amendment, suspension or termination of the 2008 Plan shall not materially adversely alter or impair the rights or obligations under any award granted to a participant without the consent of such participant. If not previously terminated by the Board, the 2008 Plan shall terminate ten years after adoption by the Board.

        As of April 2, 2011, there were 3,331,740 restricted stock units and 2,913,159 option grants outstanding, with a weighted average exercise price of $5.40, under the 2008 Plan. The stock option agreements for our named executive officers provide for one quarter of the options vesting on the first anniversary of the grant date, and 1/48 of the total of the options granted vesting at the end of each month during the subsequent three years. The restricted stock unit agreements for our named executive officers provide for annual vesting over four years on the anniversary date of the grant. The Board granted performance-based restricted stock units to our named executive officers in June 2011, which is the first time that performance-based restricted stock unit awards have been granted under the 2008 Plan. These performance-based restricted stock unit awards vest upon the filing of the Annual Report on Form 10-K for the fiscal year ending March 29, 2014 if the performance metrics have been met. As of April 2, 2011, options to purchase 2,016,411 shares of our common stock and 1,434,266 restricted stock units were held by Messrs. Gutierrez, Gaynor, Gray, Keck and Ford.

        In the event that any dividend or distribution of shares of stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, change of control or exchange of shares of stock or other securities of the Company, or other corporate transaction or event that affects the shares, the Board will, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price or base price with respect to any award, or make provision for an immediate cash payment to the holder of an outstanding award in consideration for the cancellation of such award.

        The terms of the restricted stock unit agreements and the non-qualified stock option agreements for the Company's executive officers, including each of the named executive officers, provides that upon a termination of the named executive officer's employment by us without "Cause" (as defined in the named executive officer's employment agreement), or by the named executive officer for "Good Reason" (as defined in the named executive officer's employment agreement), in each case within twelve months following a "Change in Control" (as defined in the restricted stock unit agreement and non-qualified stock option agreement, as applicable), all of the unvested restricted stock units and unvested options shall vest.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

    Ernest L. Godshalk, Chairman
    Noel G. Watson

Summary Compensation Table

        We are required to provide certain information regarding the compensation earned by any person serving as our principal executive officer during the most recently completed fiscal year, any person serving as our principal financial officer during the most recently completed fiscal year, and our three other most highly compensated executives during the most recently completed fiscal year. As discussed above in under "—Compensation Discussion and Analysis" section, we refer to these individuals as our "named executive officers."

        The following table shows the compensation earned by our named executive officers during the fiscal years ended April 2, 2011, or fiscal 2011, April 3, 2010, or fiscal 2010, and March 28, 2009, or fiscal 2009.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Thomas Gutierrez(5)	2011	$600,385	$325,000	$1,999,998	$494,634	$1,300,000	$11,501	$4,731,518
President and Chief Executive Officer	2010	$220,567	$180,000	$2,144,000	$2,245,413	$449,819	$65,548	$5,305,347

Richard Gaynor(6)	2011	$336,123	$105,600	$750,003	—	$422,400	$8,568	$1,622,694
Vice President and Chief Financial Officer	2010	$30,769	$85,000	$691,197	$647,387	—	—	$1,454,353

Jeffrey J. Ford	2011	$340,385	$102,465	$1,087,506	$333,874	$409,860	$251,162	$2,525,252
Vice President and	2010	$282,440	—	$160,385	$155,604	$141,732	$81,139	$821,300
General Manager, Asia Photovoltaic and Sapphire Equipment	2009	$264,695	$25,000	$189,000	—	—	$79,713	$558,408

David W. Keck	2011	$271,960	—	$1,000,003	$247,317	$1,231,229	$6,717	$2,757,226
Vice President and	2010	$233,173	—	$208,499	$202,466	$1,275,000	$12,714	$1,931,852
General Manager, Polysilicon	2009	$199,763	—	$315,000	—	$1,300,000	$17,217	$1,831,980

David C. Gray	2011	$339,310	105,208	$1,425,010	$671,162	$420,832	$6,350	$2,967,872
Vice President, Strategic Development	2010	$295,962	$120,000	$208,499	$202,466	$158,487	$10,301	$995,715

(1)
For fiscal 2011, represents the Special Bonus Payment, a discretionary bonus payment, made to the named executive officers and paid on June 9, 2011. This amount does not include the remaining 50% of the Special Bonus Payment that will be paid upon the filing of the Annual Report on Form 10-K for fiscal 2012 if the named executive officer is still employed on such date as further described above under "—Compensation Discussion and Analysis—Compensation Components—Annual Cash Bonus Incentive—Special Performance Payment in Fiscal 2011." In October 2009, when Mr. Gutierrez was hired, he was awarded a discretionary bonus equal to $240,000 payable in two equal installments, the first on the date employment commenced and the second in January 2010. Of this amount, $60,000 was estimated to constitute reimbursement of Mr. Gutierrez's relocation expenses and is reflected in the "Other Compensation" column of this Summary Compensation Table, based on the expenses he incurred in connection with his relocation. In March 2010, when Mr. Gaynor was hired, he was awarded a discretionary one-time sign-on bonus of $85,000, payable in two equal installments, the first upon commencement of employment with the Company and the second at the same time as other executives receive payments under the 2010 Executive Incentive Program. In January 2009, when Mr. Gray was hired, he was awarded a discretionary sign-on bonus of $200,000, payable in three installments.

(2)
Represents the grant date fair value of the stock award calculated in accordance with applicable standards for financial statement purposes. The assumptions we use in calculating these amounts are discussed in Notes 2 and 15 of the Notes to our consolidated financial statements for the year ended April 2, 2011 included in our Annual Report on Form 10-K, except that the amounts reflected in the table above exclude the impact of estimated forfeitures of equity awards. No stock awards granted to our named executive officers were materially modified or repriced during fiscal 2011.

(3)
For fiscal 2011, represents amounts paid under our 2011 Executive Incentive Program and the 162(m) Plan. For fiscal 2010, represents amounts paid under our 2010 Executive Incentive Program. The payments were based on achievement of 111% of our operating income target for fiscal 2010, achievement of 120% of our "ending cash balance" target for fiscal 2010 and various levels of MBO achievement by the named executive officers. The amount in the Non-Equity Incentive Plan Compensation column for Mr. Gutierrez for fiscal 2010 includes $65,313 over and above the amounts earned by meeting the performance measures under the 2010 Executive Incentive Program. Under his employment agreement, Mr. Gutierrez was entitled to a cash bonus under the fiscal 2010 Executive Incentive Plan pro-rated based on the number of days during fiscal 2010 during which he was employed by us, or 42.7%, but Mr. Gutierrez' calculated bonus payment was pro-rated by 50% at the discretion of the Compensation Committee. In December 2009, the Compensation Committee approved an accelerated payment to Messrs. Gray and Ford under the 2010 Executive Incentive Program, which was paid on December 10, 2009. The accelerated payment was equal to one-half of such participant's target bonus opportunity under the 2010 Executive Incentive Program. This accelerated payment was deducted from the full-year bonus payment for that named executive officer for fiscal 2010, which was paid on May 28, 2010. This accelerated payment is included in the "Non-Equity Incentive Plan Compensation" column for Messrs. Gray and Ford for fiscal 2010. For fiscal 2009, no amounts were earned under the 2009 Executive Incentive Program. For Mr. Keck, represents commissions earned in accordance with his commission-based bonus set forth in his employment agreement in fiscal 2011, fiscal 2010, and fiscal 2009 for orders, shipments and payments we received for polysilicon products and services, as further described above under "—Compensation Discussion and Analysis—Compensation Components—Annual Cash Bonus Incentive—Commission-Based Bonus Program."

(4)
For fiscal 2011, represents the amounts set forth in the table below. We maintain medical, dental, life and disability insurance plans for our employees, including our named executive officers. Amounts paid by us for the benefit of our named executive officers that do not discriminate in scope, terms or operation in favor of executive officers and are generally available to all salaried employees.

Name	401(k) Plan Match	Housing Allowance(a)	Health Insurance(b)	Other		Total
Thomas Gutierrez	$9,001		$2,500			$11,501
Richard Gaynor	$8,568					$8,568
David W. Keck	$2,717			$4,000	(c)	$6,717
David C. Gray	$6,350					$6,350
Jeffrey J. Ford	$6,932	$83,751		$160,479	(d)	$251,162

  (a)
  Represents amount paid by the Company for an apartment maintained by Mr. Ford in China. The amount for Mr. Ford's apartment has been converted from RMB to U.S. dollars using the average monthly exchange rates during fiscal 2011.

  (b)
  Represents contributions by the Company under its Health Savings Account.

  (c)
  Travel incentives offered to all employees to select non-business class airfare when traveling on Company business.

  (d)
  Represents a tax equalization payment by the Company to Mr. Ford, who resides in China, to permit Mr. Ford to pay all applicable taxes, interest and penalties in respect of the 2006, 2007 and 2008 tax years in connection with a correction of an administrative error relating to reporting of Mr. Ford's income to the relevant tax authorities. Consistent with corporate policy, the Company pays all U.S. citizens who are working on its behalf in Asia on an expatriate basis (including Mr. Ford), an amount, referred to as a tax equalization payment, that is intended to put the employee in the same position, from tax-liability perspective, that he or she would be in if they were still located in the U.S.

(5)
Mr. Gutierrez's employment commenced on October 29, 2009.

(6)
Mr. Gaynor's employment commenced on March 1, 2010.

 Grants of Plan-Based Awards Table

        The following table reports all plan-based awards granted to the named executive officers during fiscal 2011. The material terms of our short-and long-term incentive compensation awards are described in "—Compensation Discussion and Analysis—Compensation Components—Annual Cash Bonus Incentive" above and "—Compensation Discussion and Analysis—Equity Incentive Plans—2008 Equity Incentive Plan" above.

		Estimated Potential Future Payouts Under Non-Equity Incentive Plan			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
								Grant Date Fair Value of Stock and Option Awards ($)(2)
							Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)(1)
Thomas Gutierrez	n/a	n/a	$650,000	$1,300,000	—	—	—	—
	06/02/10	—	—	—	—	183,824	$5.44	$494,634
	06/02/10	—	—	—	91,912	—	—	$500,001
	11/10/10				169,109			$1,499,997

Richard Gaynor	n/a	n/a	$211,200	$422,400	—	—	—	—
	11/10/10	—	—	—	84,555	—	—	$750,003

David W. Keck(3)	n/a	—	—	1,231,229	—	—	—	—
	06/02/10	—	—	—	—	91,912	$5.44	$247,317
	06/02/10	—	—	—	45,956	—	—	$250,001
	11/10/10	—	—	—	84,555	—	—	$750,003

David C. Gray	n/a	n/a	$210,416	$420,832	—	—	—	—
	06/02/10	—	—	—	—	124,080	$5.44	$333,874
	06/02/10	—	—	—	62,041	—	—	$337,503
	08/11/10	—	—	—	—	86,316	7.90	$337,288
	08/11/10	—	—	—	42,722	—	—	$337,504
	11/10/10	—	—	—	84,555	—	—	$750,003

Jeffrey J. Ford	n/a	n/a	$204,930	$409,860	—	—	—	—
	06/02/10	—	—	—	—	124,080	$5.44	$333,874
	06/02/10	—	—	—	62,041	—	—	$337,503
	11/10/10	—	—	—	84,555	—	—	$750,003

(1)
The amounts in this column do not include the Special Bonus payment, a discretionary bonus award that was paid to the named executive officers on June 9, 2011. The Special Bonus Payment is further described above under "—Compensation Discussion and Analysis—Compensation Components—Annual Cash Bonus Incentive—Special Performance Payments in Fiscal 2011."

(2)
Represents the grant-date fair value of stock and option awards as calculated in accordance with applicable standards for financial statement purposes. The assumptions we use in calculating these amounts are discussed in Notes 2 and 15 of the Notes to our consolidated financial statements for the year ended April 2, 2011 included in our Annual Report on Form 10-K, except that the amounts reflected in the table above exclude the impact of estimated forfeitures of equity awards.

(3)
Mr. Keck's bonus is based on a commission that is earned for orders we receive for polysilicon products and services. Amount reflected in the table under the "Maximum" column represents the maximum amount payable to Mr. Keck under his bonus arrangement. Additional information about Mr. Keck's commission payments is set forth above under "Compensation Discussion and Analysis—Annual Cash Bonus Incentive—Commission-Based Bonus Program".

 Outstanding Equity Awards at Fiscal Year-End

        The following table provides information on each of the awards granted to our named executive officers that were outstanding as of April 2, 2011.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested $(3)
Thomas Gutierrez	277,778	(1)	506,536	(1)	$5.36	10/29/19	300,000	(2)	$3,123,000
	—		183,824	(1)	$5.44	06/02/20	91,912	(2)	$956,804
	—		—		—	—	169,109	(2)	$1,760,425

Richard Gaynor	64,131	(1)	172,660	(1)	$5.56	03/01/20	93,237	(2)	$970,597
	—		—		—	—	84,555	(2)	$880,218

David Keck	42,614	(1)	18,845	(1)	$5.64	12/21/17	—		—
	—		—		—	—	52,500	(2)	$546,525
	3,440	(1)	49,883	(1)	$4.81	09/01/19	32,510	(2)	$338,429
	—		91,912	(1)	$5.44	06/02/20	45,956	(2)	$478,402
	—		—		—	—	84,555	(2)	$880,218

David C. Gray	—		—		—	—	55,000	(2)	$572,550
	18,061	(1)	49,883	(1)	$4.81	09/01/19	32,510	(2)	$338,429
	—		124,080	(1)	$5.44	06/02/20	62,041	(2)	$645,847
	—		86,316	(1)	$7.90	08/11/20	42,722	(2)	$444,736
	—		—		—	—	84,555	(2)	$880,218

Jeffrey J. Ford	112,820	(1)	26,036	(1)	$5.64	12/21/17	—		—
	—		—		—	—	31,500	(2)	$327,915
	25,140	(1)	38,372	(1)	$4.81	09/01/19	25,008	(2)	$260,333
	—		124,080	(1)	$5.44	06/02/20	62,041	(2)	$645,847
	—		—		—	—	84,555	(2)	$880,218

(1)
Options to purchase 784,314 shares of our common stock were granted to Mr. Gutierrez on October 29, 2009, of which 1/4 vested on October 29, 2010, the first anniversary of the grant date, and 1/48 vest each month subsequent to October 29, 2010. Options to purchase 183,824 shares of our common stock were granted to Mr. Gutierrez on June 2, 2010, of which 1/4 vested on June 2, 2011, the first anniversary of the grant date, and 1/48 vest each month subsequent to June 2, 2011.

Options to purchase 236,791 shares of our common stock were granted to Mr. Gaynor on March 1, 2010, of which 1/4 vested on March 1, 2011, the first anniversary of the grant date, and 1/48 vest each month subsequent to March 1, 2011.

Options to purchase 100,504 shares of our common stock were granted to Mr. Keck on December 21, 2007, of which 1/4 vested on December 21, 2008, the first anniversary of the date of grant, and 1/48 vest each month subsequent to December 21, 2008. Options to purchase 82,565 shares of our common stock were granted to Mr. Keck on September 1, 2009, of which 1/4 vested on September 1, 2010, the first anniversary of the date of grant, and 1/48 vest each month subsequent to September 1, 2010. Options to purchase 91,912 shares of our common stock were granted to Mr. Keck on June 2, 2010, of which 1/4 vested on June 2, 2011, the first anniversary of the grant date, and 1/48 vest each month subsequent to June 2, 2011.

Options to purchase 82,565 shares of our common stock were granted to Mr. Gray on September 1, 2009, of which 1/4 vested on September 1, 2010, the first anniversary of the date of grant, and 1/48 vest each month subsequent to September 1, 2010. Options to purchase 124,080 shares of our common stock were granted to Mr. Gray on June 2, 2010, of which 1/4 vested on June 2, 2011, the first anniversary of the grant date, and 1/48 vest each month subsequent to June 2, 2011.

Options to purchase 86,316 shares of our common stock were granted to Mr. Gray on August 11, 2010, of which 1/4 will vest on August 11, 2011, the first anniversary of the grant date, and 1/48 vest each month subsequent to June 2, 2011.Options to purchase 138,856 shares of our common stock were granted to Mr. Ford on December 21, 2007, of which 1/4 vested on December 21, 2008, the first anniversary of the date of grant, and 1/48 vest each month subsequent to December 21, 2008. Options to purchase 63,512 shares of our common stock were granted to Mr. Ford on September 1, 2009, of which 1/4 vested on September 1, 2010, the first anniversary of the date of grant, and 1/48 vest each month subsequent to September 1, 2010. Options to purchase 124,080 shares of our common stock were granted to Mr. Ford on June 2, 2010, of which 1/4 vested on June 2, 2011, the first anniversary of the grant date, and 1/48 vest each month subsequent to June 2, 2011.

(2)
The restricted stock unit awards shown vest over four years in four equal installments commencing on the first anniversary of the grant date.

(3)
Based on the on the $10.41 closing market price of our common stock on April 1, 2011 (the last day of trading before our fiscal year end of April 2, 2011).

Option Exercises and Stock Vested Table

        The following table provides information on the aggregate value realized by the named executive officers upon the exercise of stock options, and the aggregate value realized by the named executive officers upon the vesting of restricted stock unit awards during fiscal 2011.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Thomas Gutierrez	—	—		100,000	(1)	$823,000	(1)
Richard Gaynor	—	—		31,079	(2)	$329,748	(2)
David W. Keck	68,287	$339,566	(3)	37,087	(4)	$328,389	(4)
David C. Gray	14,621	$66,412	(3)	38,337	(5)	$385,139	(5)
Jeffrey J. Ford	146,880	$1,349,827	(3)	24,086	(6)	$212,180	(6)

(1)
Amount equals the closing market price of our common stock on October 29, 2010 multiplied by the number of shares that vested on that date. Net of shares withheld to satisfy tax withholding obligations upon the vesting of restricted stock units, Mr. Gutierrez acquired 73,550 shares upon vesting of restricted stock units in fiscal 2011.

(2)
Amount equals the closing market price of our common stock on March 1, 2011 multiplied by the number of shares that vested on that date. Net of shares withheld to satisfy tax withholding obligations upon the vesting of restricted stock units, Mr. Gaynor acquired 22,647 shares upon vesting of restricted stock units in fiscal 2011.

(3)
Represents the difference between the closing market price of our common stock on the date of exercise and exercise price multiplied by the number of shares acquired on exercise.

(4)
Amount equals the closing market price of our common stock on September 1, 2010 and December 12, 2010 multiplied by the number of shares that vested on such dates. Net of shares withheld to satisfy tax withholding obligations upon the vesting of restricted stock units, Mr. Keck acquired 24,719 shares upon vesting of restricted stock units in fiscal 2011.

(5)
Amount equals the closing market price of our common stock on September 1, 2010 and January 19, 2011 multiplied by the number of shares that vested on such dates. Net of shares withheld to satisfy tax withholding obligations upon the vesting of restricted stock units, Mr. Gray acquired 25,801 shares upon vesting of restricted stock units in fiscal 2011.

(6)
Amount equals the closing market price of our common stock on September 1, 2010 and December 12, 2010 multiplied by the number of shares that vested on such dates. Net of shares withheld to satisfy tax withholding obligations upon the vesting of restricted stock units, Mr. Ford acquired 17,717 shares upon vesting of restricted stock units in fiscal 2011.

Pension Benefits

        We do not sponsor or maintain any pension plans.

Non-qualified Deferred Compensation

        We have not adopted any non-qualified defined contribution plans or other deferred compensation plans.

 Employment Agreements

        The following information summarizes the employment agreements for our named executive officers.

        Thomas Gutierrez.    Mr. Gutierrez's employment agreement provides for an initial annual base salary of $507,500, or such higher rate as the Compensation Committee may determine from time to time, a one-time bonus under the 2010 Executive Incentive Program equal to a pro rata portion of Mr. Gutierrez's annual base salary, an additional bonus payable in two installments equal to an aggregate of $240,000 (of which $60,000 was estimated to be reimbursement for relocation expenses), participation in our employee benefit programs provided for in the agreement or determined by the Board for which senior executive employees of the Company and its subsidiaries are generally eligible and four weeks of paid vacation and paid leave for illness. The employment agreement also provides for a grant to Mr. Gutierrez of 400,000 restricted stock units and an option to purchase 784,314 shares of our common stock upon satisfaction of certain conditions. The employment agreement also provides that upon termination of Mr. Gutierrez's employment with the Company without "Cause" (as defined in the employment agreement) or by Mr. Gutierrez for "Good Reason" (as defined in the employment agreement), and upon satisfaction of certain conditions, Mr. Gutierrez would be entitled to his base salary and continued health insurance benefits for twelve months following such termination.

        Richard Gaynor.    Mr. Gaynor's employment agreement provides for an initial annual base salary of $320,000, or such higher rate as the Compensation Committee may determine from time to time, participation in our executive incentive programs with a target bonus equal to a pro rata portion of 60% of Mr. Gaynor's base salary in fiscal year 2011; a one-time sign-on bonus of $85,000, payable in two equal installments, the first upon commencement of employment with the Company and the second at the same time as other executives receive payments under the 2010 Executive Incentive Program, three weeks of paid vacation and other benefits generally available to our senior executive employees, subject to certain limitations. The employment agreement also provides for a grant to Mr. Gaynor of 124,316 restricted stock units and an option to purchase 236,791 shares of our common stock. The employment agreement also provides that in the event of termination by the Company without "Cause" (as defined in the employment agreement) or by Mr. Gaynor for "Good Reason" (as defined in the employment agreement), Mr. Gaynor would be entitled to twelve months of base salary and health benefits following such termination. The employment agreement contains certain non-competition and non-solicitation provisions that continue for one year following termination of his employment and certain confidentiality provisions.

        David W. Keck.    Mr. Keck's employment agreement provides for an initial annual base salary of $190,000, to be reviewed annually by our Board of Directors, and participation in our health, medical, dental and long-term disability insurance programs, 401(k) participation, eligibility for any long-term incentive plans applicable to senior management at the discretion of the Board, three weeks of paid vacation, and any other benefits available to employees on terms generally available to senior management. Mr. Keck is also entitled to a commission based on orders we receive for polysilicon products and services. With respect to each order for which a commission is earned, a commission is payable as follows: (i) 15% of Mr. Keck's commission when a deposit is received, (ii) 45% when a shipment payment is received and (iii) 40% when a final payment is received. Because of the complexity associated with tracking shipment payments, the portion of the commission that relates to shipment payments is instead paid in two increments: 22.5% of the commission is paid when the first vessel with respect to an order is shipped and 22.5% is paid when the last vessel with respect to that order is shipped. These payments shall be made in the calendar quarter immediately following the calendar quarter in which a triggering event described in clauses (i), (ii) or (iii) of the preceding sentence occurred, and subject to the condition that Mr. Keck be employed on the date on which such triggering event occurs. Pursuant to his employment agreement, Mr. Keck received a $110,000 relocation payment in fiscal 2007. In the event of termination by us without "Cause" (as defined in the employment agreement) or by Mr. Keck for "Good Reason" (as defined in the employment agreement), Mr. Keck would be entitled to six months of base salary, health, medical and dental insurance benefits following such termination, subject to certain restrictions, and accrued and unpaid bonus for the year prior to the year in which termination occurs. In connection with his employment agreement, Mr. Keck entered into an employee, non-competition, non-disclosure, proprietary information and patent and invention assignment agreement which contain non-competition and non-solicitation provisions that continue for three years following termination of his employment.

        David C. Gray.    Mr. Gray's employment agreement provides for an initial annual base salary of $285,000, or such higher rate as the Compensation Committee may determine from time to time, a discretionary sign-on bonus of $200,000, payable in three installments, participation in our executive incentive programs with a target bonus equal to a pro rata portion of 40% of Mr. Gray's base salary in fiscal year 2009; three weeks of paid vacation and other benefits generally available to our senior executive employees, subject to certain limitations. The employment agreement also provides for a grant to Mr. Gray of 110,000 restricted stock units. The employment agreement also provides that in the event of termination by the Company without "Cause" (as defined in the employment agreement) or by Mr. Gray for "Good Reason" (as defined in the employment agreement), Mr. Gray would be entitled to twelve months of base salary and health benefits following such termination. The employment agreement contains certain non-competition and non-solicitation provisions that continue for one year following termination of his employment and certain confidentiality provisions.

        Jeffrey J. Ford.    Mr. Ford's employment agreement provides for an initial annual base salary of $175,000, to be annually reviewed by our Board of Directors, and participation in our annual bonus plan, health, medical, dental and long-term disability insurance programs, 401(k) participation, eligibility for any long-term incentive plans applicable to senior management at the discretion of the Board, three weeks' paid vacation, and any other benefits available to employees on terms generally available to senior management. Mr. Ford received a $50,000 cash bonus upon the commencement of his employment with us and also received a $25,000 "stay" bonus in June 2007 and June 2008, the first and second anniversaries of his employment date, respectively. Mr. Ford also receives reimbursement for certain reasonable expenses with respect to travel and transportation and his placement in China. In the event of termination by us without "Cause" (as defined in the employment agreement) or by Mr. Ford for "Good Reason" (as defined in the employment agreement), Mr. Ford would be entitled to twelve months of base salary, health, medical and dental insurance benefits following such termination, subject to certain restrictions, and accrued and unpaid bonus for the year prior to the year in which termination occurs. In connection with his employment agreement, Mr. Ford entered into an employee, non-competition, non-disclosure, proprietary information and patent and invention assignment agreement which contains non-competition and non-solicitation provisions that continue for three years following termination of his employment.

        In December 2008, we entered into amendments to the employment agreements with Messrs. Ford and Keck, in order that the provisions of those agreements comply with the requirements of Section 409A of the Internal Revenue Code, which provide generally that payments under the employment agreements are subject to applicable delay periods for benefits that constitute nonqualified deferred compensation under Section 409A of the Internal Revenue Code. In addition, the amendment to Mr. Keck's employment agreement included an amendment to the payment terms for Mr. Keck's commission-based bonus to comply with the requirements of Section 409A. The remaining named executive officers entered into employment agreements with us after December 2008 and provisions similar to those set forth above were included in the employment agreement they executed with us.

 Potential Payments Upon Termination or Change-in-Control

        Our named executive officers currently employed by us may receive certain benefits upon the termination of their employment with us under the following circumstances:

  •
  termination by us without Cause or by them for Good Reason;

  •
  termination as a result of death of disability; and

  •
  Change in Control and termination by us without Cause or by them for Good Reason within twelve months.

        Earned Pay.    If a named executive officer either (1) is terminated for Cause or (2) terminates his or her employment other than for Good Reason, then the named executive officer forfeits any earned, but unpaid, bonus amounts for the year prior to the year in which the termination takes place. Under each of the other termination scenarios, the named executive officer would still be entitled to receive any remaining unpaid portions of bonuses earned in the year prior to the year in which the termination takes place (in some cases, such as Mr. Gutierrez's and Mr. Gaynor's employment agreements, receipt of such bonus is subject to Board approval). Under all of the termination scenarios, the named executive officers would remain entitled to any unpaid, but earned portions of salary and benefits up until the time of termination.

        Unvested Equity Awards.    Prior to the June 2010 amendments described below, under each of the termination scenarios, the named executive officers would receive the same vesting treatment of equity awards as defined by the terms of the award agreements. Thus, depending on the terms of the equity award agreements for the awards granted to each of the named executive officers, certain of the named executive officers may have been entitled to accelerated vesting of certain equity awards if called for by the terms of the award agreements. In accordance with the terms of the named executive officers' employment agreements, if a named executive officer is terminated for Cause, he or she forfeits all unvested equity awards.

        The stock option agreements for our named executive officers do not provide for accelerated vesting solely upon termination of employment. Therefore, there is no incremental benefit associated with these stock options at termination.

        Prior to the June 2010 amendments described below, certain of the restricted stock unit agreements for certain of our named executive officers provided that upon a termination of the named executive officer's employment by us without "Cause" (as defined in the named executive officer's employment agreement), or by the named executive officer for "Good Reason" (as defined in the named executive officer's employment agreement), in each case within twelve months following a "Change in Control" (as defined in the restricted stock unit agreement) of the Company, the restricted stock units vest as follows: (i) if the termination occurs on or before the first anniversary of the grant, 1/4 of the restricted stock units vest on the date of termination, (ii) if the termination occurs after the first anniversary of the grant and on or before the second anniversary of the grant, the number of restricted stock units (not exceeding the total number of unvested restricted stock units held by such person) that vest shall equal the product of (X) 1/48th of the restricted stock units and (Y) the number of full months since the date of the grant and the date of termination plus the number of full months since the first anniversary of the grant and the date of termination and (iii) if the termination occurs after the second anniversary of the grant, all remaining unvested restricted stock units vest. This "Change in Control" vesting would be in addition to, and not in lieu of, the normal time vesting of restricted stock units.

        In June 2010, the Board of Directors amended all option and restricted stock unit agreements for executive officers to provide, to the extent they did not already do so and to the extent such modifications do not cause the awards to become subject to Section 409A of the Internal Revenue

Code, that upon a termination of the executive officer's employment by us without "Cause" (as defined in the executive officer's employment agreement), or by the executive officer for "Good Reason" (as defined in the executive officer's employment agreement), in each case within twelve months following a "Change in Control" (as defined in the restricted stock unit agreement and non-qualified stock option agreement, as applicable), all of the unvested restricted stock units and unvested options shall vest. All equity awards granted to the named executive officers after June 2010 included provisions substantially similar to those described above in this paragraph.

        We believe that having in place reasonable and competitive stock compensation is essential to attracting and retaining highly-qualified executives. In determining the conditions on which equity awards will accelerate, and what portion of the award that will accelerate, under the various options that are used by companies in our industry and generally, the Compensation Committee has drawn a distinction between, on the one hand, voluntary terminations and terminations for cause and, on the other, terminations without cause and those following a change in control. Payment in the latter circumstances has been deemed appropriate in light of the benefits we receive from having a compensation program that is competitive with other companies, as well as the likelihood that the executive's departure is due, at least in part, to circumstances not within his or her control. In contrast, we believe that payments are not appropriate in the event of a termination for cause or voluntary resignation because such events reflect either inadequate performance or an affirmative decision by the executive to end his or her relationship with us.

        Incremental Benefits.    In connection with either (1) termination by us without Cause or (2) termination by the named executive officer for Good Reason, the named executive officer would receive benefits equal to one year's salary (six month's salary in the case of Mr. Keck) and a continuation of benefits for the period of one year (or six months in the case of Mr. Keck), subject to applicable delay periods for benefits that constitute nonqualified deferred compensation under Section 409A of the Internal Revenue Code. In connection with termination of employment as a result of disability or death, the named executive officer, subject to approval of the Board of Directors for certain named executive officers, would be entitled to receive a bonus payment at target for the year in which the termination takes places, prorated by the portion of the year elapsed until the termination date.

        We believe that having in place reasonable and competitive employee severance plans is essential to attracting and retaining highly-qualified executives. Our employment arrangements are designed to provide reasonable compensation to departing executives under certain circumstances to facilitate an executive's transition to new employment. We seek to mitigate any potential employer liability by requiring the executive to sign a separation and release agreement acceptable to us as a condition to receiving severance benefits. While we do not believe that the provisions of a severance benefit would be a determinative factor in an executive's decision to join, or remain with, GT Solar, the absence of such a provisions in the employment agreement would present a distinct competitive disadvantage in the market for talented executives. Furthermore, we believe that it is important to set forth the benefits payable in triggering circumstances in advance in an attempt to avoid future disputes or litigation. We do not consider specific amounts payable under the employment arrangements described above when establishing annual compensation. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive. In determining payment and benefit levels under the various circumstances triggering the provision of benefits under employment agreements, the Compensation Committee has drawn a distinction between, on the one hand, voluntary terminations and terminations for cause and, on the other, terminations without cause. Payment in the latter circumstances has been deemed appropriate in light of the benefits we receive to us described above as well as the likelihood that the executive's departure is due, at least in part, to circumstances not within his or her control. In contrast, we believe that payments are not appropriate in the event of a termination for cause or voluntary resignation because such events reflect either inadequate performance or an affirmative decision by the executive to end his or her relationship with us.

        The following table shows the incremental benefits that would be received by the named executive officers under the various termination scenarios if their termination had occurred on April 2, 2011. The last column gives effect to the June 2010 amendments to the named executive officers' options and restricted stock unit awards that provide that upon a termination of the executive officer's employment by the Company without "Cause" (as defined in the executive officer's employment agreement), or by the executive officer for "Good Reason" (as defined in the executive officer's employment agreement), in each case within twelve months following a "Change in Control" (as defined in the restricted stock unit agreement and non-qualified stock option agreement, as applicable), all of the unvested restricted stock units and unvested options shall vest.

Name	Benefit	Termination Without Cause or For Good Reason	Death or Disability(1)	Change in Control and Termination Without Cause Within Twelve Months
Thomas Gutierrez	Base Salary Continuation	$650,000	—	—
	Bonus(2)	—	$650,000	—
	Health, Medical, Dental Benefits	$13,898	—	—
	Vesting of RSUs(3)	—	—	$5,840,229
	Stock Options(3)	—	—	7,186,648

	Total	$663,898	$650,000	$13,026,877
Richard Gaynor	Base Salary Continuation	$352,000	—	—
	Bonus(2)	—	211,200	—
	Health, Medical, Dental Benefits	$19,959	—	—
	Vesting of RSUs(3)	—	—	$1,850,815
	Stock Options(3)	—	—	1,797,391

	Total	$371,959	$211,200	$3,648,206
David W. Keck	Base Salary Continuation	$153,563	—	—
	Bonus(2)	—	$1,231,229	—
	Health, Medical, Dental Benefits	$9,311	—	—
	Vesting of RSUs(3)	—	—	$2,243,574
	Stock Options(3)	—	—	$1,672,262

	Total	$162,874	$1,231,229	$3,915,836
David C. Gray	Base Salary Continuation	$350,693	—	—
	Bonus(2)	—	$210,416	—
	Health, Medical, Dental Benefits	19,959	—	—
	Vesting of RSUs(3)	—	—	$2,881,779
	Stock Options(3)	—	—	$2,709,504

	Total	$370,652	$210,416	$5,591,283
Jeffrey J. Ford	Base Salary Continuation	$341,550
	Bonus(2)	—	204,930	—
	Health, Medical, Dental Benefits	16,887	—	—
	Vesting of RSUs(3)	—	—	2,114,313
	Stock Options(3)	—	—	1,962,160

	Total	$358,437	$204,930	$4,076,473

(1)
In certain of the employment agreements with our named executive officers, including Mr. Gutierrez and Mr. Gaynor, the payment of their pro-rated bonus upon death or disability requires Board approval. For the purpose of this table, we have assumed the Board has approved the bonus payment at fiscal year end.

(2)
Amounts shown for "Bonus" represent the target bonus the named executive officer would have earned for fiscal 2011, based on the assumption that the named executive officer's employment terminated as of the last day of the fiscal year, in accordance with the named executive officer's employment agreement. The amount set forth in the table reflects 100% of the target bonus because this table assumes that the named executive officers were terminated as of the last day of the fiscal year and we had not yet determined the amount of the bonuses payable to our named executive officers under the annual cash bonus plans for fiscal 2011. Because Mr. Keck has no set target bonus, the amount shown for "Bonus" for Mr. Keck under the column "Death or Disability" represents Mr. Keck's actual bonus for fiscal 2011 based on the commissions he earned.

(3)
Amounts shown for "Vesting of RSUs" and "Stock Options" represent the incremental vesting of these equity awards in accordance with the terms of the agreements governing the awards valued at the closing market price on April 2, 2011 of $10.41.

 Equity Compensation Plans

        The following table sets forth certain information, as of April 2, 2011, concerning securities authorized for issuance under all equity compensation plans of our Company (amounts in thousands, except per share data):

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights(a)		Weighted-Average Exercise Price of Outstanding Options and Rights(b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)
Equity compensation plans approved by our stockholders: 2008 Equity Incentive Plan	6,245	(1)	$5.40	7,719
Equity compensation plans not approved by our stockholders: 2006 Stock Option Plan(2)	1,372		$3.80	—

Total	7,617		$4.89	7,719

(1)
Includes 3,332 restricted stock units under our 2008 Equity Incentive Plan. See "Executive Compensation—Equity Incentive Plans—2008 Equity Incentive Plan" for information about the 2008 Equity Incentive Plan.

(2)
Includes options granted under the Second Amended and Restated GT Solar International, Inc. 2006 Stock Option Plan (the "2006 Plan"). In connection with the reorganization of our holding company structure in September 2006, options to purchase GT Solar Incorporated's common stock were converted into options to purchase shares of our common stock. In July 2006, we granted options to executives, employees, directors and consultants under the 2006 Plan. Following the reorganization of our holding company structure in September 2006, these options were for an aggregate of approximately 3,329 shares of our common stock. Of these option grants, options with respect to approximately 2,913 shares vest as follows: one quarter of the options vested on the first anniversary of the grant date, and 1/48 of the options vest at the end of each month during the subsequent three years; and options with respect to 416,160 shares vest as follows: one third of the options vested on the first anniversary of the grant date, and 1/36 of the options vest at the end of each month during the subsequent two years. In December 2007 and January 2008, we granted options to purchase an aggregate of approximately 3,609 shares of our common stock to executives, employees, directors and consultants. One quarter of the options vested on the first anniversary of the grant date, and 1/48 of the options vest at the end of each month during the subsequent three years. Any unexercised option under the 2006 Plan shall immediately expire upon the first to occur of: (i) the tenth anniversary of the grant date; or (ii) subject to the provisions of the relevant option agreement and except as otherwise determined by the compensation committee, termination of the option holder's service to us or one of our subsidiaries. See Note 14 to our consolidated financial statements in Item 8 in this Annual Report on Form 10-K, and "Executive Compensation—Equity Incentive Plans—2006 Stock Option Plan" above for additional information on the 2006 Plan. In June 2008, our Board of Directors terminated the ability to grant future stock option awards under the 2006 Plan.

(3)
The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock units which have no exercise price.

DIRECTOR COMPENSATION

Cash Compensation

        Directors who are also our employees receive no compensation for serving as directors. Non-employee directors receive an annual fee in the amount of $40,000 for their services as a director. Audit Committee members receive an additional annual fee in the amount of $7,500, and Compensation Committee members and Nominating and Corporate Governance Committee members receive an additional annual fee in the amount of $5,000. Chairs of committees receive the following fees (instead of, and not in addition to, the committee membership fees noted above): the chair of the Audit Committee receives an annual fee in the amount of $15,000, the chair of the Compensation Committee receives an annual fee in the amount of $12,000, and the chair of the Nominating and Corporate Governance Committee receives an annual fee in the amount of $10,000. Due to the increased responsibility of the Board of Directors due to the Company's growth, the Board, upon the recommendation of the Compensation Committee, in June 2010, increased the annual fee for services as a director from $30,000 to $40,000, such change effective as of the beginning of fiscal 2010. In addition, in February 2011, the Compensation Committee provided that the Chairman of the Board receive an additional $25,000 for such position, retroactive to November 13, 2010 (the date that Mr. Massengill was appointed as Chairman).

        Prior to fiscal 2010, directors who are affiliated with G3W Energy Ventures LLC ("G3W") and Oaktree Capital Management, L.P. ("OCM") received no compensation for serving as directors. In June 2009, the Compensation Committee approved a change to the compensation program for directors such that non-employee directors who are affiliated with G3W began to receive annual fees for Board and committee service, in accordance with the schedule set forth above. Accordingly, commencing retroactively to March 29, 2009, Mr. Forth became entitled to annual fees of $45,000. At the request of Mr. Forth, the Compensation Committee approved the payment of non-employee director fees for service by Mr. Forth to G3W in lieu of making these payments to Mr. Forth. Mr. Van Sweden was appointed a director effective December 22, 2009 (following the resignation of Mr. Landers, who was also affiliated with G3W). In February 2010, at the request of Mr. Van Sweden, the Compensation Committee approved the payment of non-employee director fees for service by Mr. Van Sweden to OCM retroactive to January 1, 2010. At Mr. Van Sweden's request, we paid his non-employee director fees to an affiliate of OCM. Effective as of April 3, 2010, at the request of Mr. Forth, we began to pay his non-employee director fees to an affiliate of OCM. All other non-employee directors will continue to receive the same annual cash fees in accordance with the schedule set forth above. Messrs. Forth and Van Sweden resigned from the Board of Directors effective November 12, 2010 and our Board no longer has any members who are affiliated with G3W or OCM.

        Ms. Petrovich and Mr. Switz were appointed to the Board of Directors on May 26, 2011, following completion of fiscal 2011 and, therefore, did not receive any compensation in fiscal 2011. Dr. Chen has determined that he will not stand for re-election to the Board and therefore his term as a director will end on the date of the 2011 Annual Meeting.

        Mr. Gutierrez, our President and Chief Executive Officer, did not receive any compensation in connection with his services as a director.

Equity Awards

        In June 2010, the Compensation Committee approved an equity incentive award for non-employee directors in the form of restricted stock units valued at $80,000, such award was issued on the date of the 2010 Annual Meeting (August 11, 2010).

        Beginning in 2009, restricted stock units awarded to non-employee directors, other than initial awards to newly appointed directors (which vest in three equal annual installments) and the restricted stock unit award to Mr. Godshalk in February 2009 (which vests in two equal annual installments), vest upon the earlier of (i) the day preceding the next annual meeting of stockholders of the Company and (ii) the first anniversary of the date of grant. These awards also contain the following change of control provision: Upon termination of director's directorship with us that also constitutes a "separation from service" within the meaning of Treas. Reg. §1.409A-3(i)(5) within twelve months following a "Change in Control," of the Company (the "Change in Control Termination"), if the Change in Control Termination occurs on or before the first anniversary of the date of grant, all of the restricted stock units shall vest on the date of the Change in Control Termination.

        Equity awards for service by Mr. Forth were issued to G3W in lieu of issuing restricted stock units to Mr. Forth at Mr. Forth's request. In February 2010, at the request of Mr. Van Sweden, the Compensation Committee approved the grant of restricted stock units valued at $60,000 on the date of grant, to be issued to OCM in lieu of issuing restricted stock units to Mr. Van Sweden. Messrs. Forth and Van Sweden resigned from the board of directors effective November 12, 2011. Any equity awards that had not vested as of the date of such resignations were forfeited in accordance with the terms of the awards.

Reimbursement of Certain Expenses

        All of our directors are reimbursed for out-of-pocket expenses incurred in connection with attending all Board and other committee meetings.

Director Compensation Table

        The following table sets forth the compensation paid to our non-employee directors in fiscal 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
J. Bradford Forth(2)(3)	$41,250	$80,000	$121,250
Fusen E. Chen(3)(5)	$40,000	$80,000	$120,000
J. Michal Conaway(3)	$60,000	$80,000	$140,000
Ernest L. Godshalk(3)	$59,500	$80,000	$139,500
Matthew E. Massengill(3)	$52,500	$80,000	$132,500
R. Chad Van Sweden(4)(3)	$30,000	$80,000	$110,000
Noel G. Watson(3)	$45,000	$80,000	$125,000

(1)
Represents the grant date fair value of the stock award calculated in accordance with applicable standards for financial statement purposes. The assumptions we use in calculating these amounts are discussed in Notes 2 and 15 of the Notes to our consolidated financial statements for the year ended April 2, 2011 included in our Annual Report on Form 10-K, except that the amounts reflected in the table above exclude the impact of estimated forfeitures of equity awards.

(2)
During fiscal 2011, Mr. Forth's director fees of $41,250 were paid directly to G3W. In fiscal 2011, we issued 10,127 restricted stock units to G3W at the request of Mr. Forth, then an employee of G3W, who directed us to grant all equity awards that may be issued to Mr. Forth for his service as a director to G3W. Commencing in 2010 until fiscal 2011, at the request of Mr. Forth, we paid director fees and grant all equity awards issued to Mr. Forth for his service as a director to an affiliate of OCM. Mr. Forth resigned from the board of directors on November 12, 2010.

(3)
In August 2010, Messrs. Chen, Conaway, Forth, Godshalk, Massengill, Van Sweden and Watson were granted 10,127 restricted stock units.

(4)
During fiscal 2011, Mr. Van Sweden's director fees of $30,000 were paid directly to OCM. On February 9, 2010, we issued 10,772 restricted stock units to OCM at the request of Mr. Van

  Sweden, who directed us to grant all equity awards that may be issued to Mr. Van Sweden for his service as a director to an affiliate of OCM. Mr. Van Sweden resigned from the board of directors on November 12, 2010.

(5)
Dr. Chen has determined that he will not stand for re-election to the Board and therefore his term as a director will end on the date of the 2011 Annual Meeting.

        The following table sets forth the aggregate number of restricted stock units and option awards outstanding for each of our non-employee directors as of April 2, 2011.

Name	Restricted Stock Units	Options
Fusen E. Chen	10,127
J. Michal Conaway	10,127
Ernest L. Godshalk(1)	10,127	233,036
Matthew E. Massengill	10,127
Noel G. Watson	10,127

(1)
On December 21, 2007, Mr. Godshalk was granted an option to purchase 37,196 shares of our common stock at an exercise price of $5.64 per share, of which 30,221 shares are vested as of April 2, 2011. On July 27, 2006, Mr. Godshalk was granted an option to purchase 195,840 shares of our common stock at an exercise price of $1.66 per share, of which 195,840 shares are vested as of April 2, 2011. All of the unvested options vest if Mr. Godshalk is removed from our Board of Directors within one year following a change of control.

Director Stock Ownership Guidelines

        In June 2009, the Board of Directors adopted stock ownership guidelines that apply to all of the non-employee directors. These guidelines provide that directors shall retain 50% of net after tax shares of common stock received (excludes options but includes shares received upon exercise of options) until the market value of shares held exceeds five times the board cash retainer (and, if, due to a decline in the value of the shares or an increase in the cash retainer, the market value of shares of common stock held falls below five times the board cash retainer, the directors must again retain 50% of net after tax shares of common stock received until the market value of shares held again exceeds five times the board cash retainer).

EXECUTIVE OFFICERS

        Set forth below are the name, age and position of each of our executive officers.

Name	Age	Position
Thomas Gutierrez	62	President and Chief Executive Officer
Richard Gaynor	51	Vice President and Chief Financial Officer
Cheryl Diuguid	60	Vice President and General Manager, Sapphire Materials and Equipment
Jeffrey J. Ford	55	Vice President and General Manager, Asia Photovoltaic and Sapphire Equipment
David C. Gray	45	Vice President, Strategic Development
David W. Keck	46	Vice President and General Manager, Polysilicon
Hoil Kim	53	Vice President, Chief Administrative Officer, General Counsel and Secretary
Vikram Singh	44	Vice President and General Manager, Photovoltaic

        Set forth below is a description of the business experience of each of our executive officers:

        Thomas Gutierrez—President and Chief Executive Officer.    Mr. Gutierrez has served as President and Chief Executive Officer and a director since October 2009. He served as Chief Executive Officer and a member of the board of directors of Xerium Technologies Inc., a company that develops, manufactures and markets technically advanced synthetic textiles, from 2001 to 2008. From 1995 to 2001, Mr. Gutierrez also served as Chief Executive Officer of Invensys Power Systems, a provider of power control and energy storage products, systems and services for industrial applications. Mr. Gutierrez has extensive international experience in product development, manufacturing, marketing and sales. Mr. Gutierrez has also held several executive officer positions with Pulse Engineering (1992-1994), Pitney Bowes, Inc. (1985-1992) and Motorola, Inc. (1981-1984). Mr. Gutierrez currently serves on the board of directors of Veeco Instruments Inc., Verso Paper Corp. and PhytoChem Pharmaceuticals, a company he founded. He received his BSc. degree in Electrical Engineering from Florida Institute of Technology.

        Richard J. Gaynor—Vice President and Chief Financial Officer.    Mr. Gaynor has served as Vice President and Chief Financial Officer since March 2010. Prior to joining us, he served as Senior Vice President and Chief Financial Officer of Sonus Networks, Inc., a provider of communication equipment, from October 2007 to February 2010. From October 2004 to September 2007, he served as Chief Financial Officer, Vice President of Finance and Administration, Treasurer and Assistant Secretary of Sycamore Networks, Inc., a provider of intelligent bandwidth management solutions for fixed line and mobile network operators worldwide. From January 2001 to September 2004, Mr. Gaynor was Vice President, Corporate Controller and Principal Accounting Officer of Manufacturers' Services Ltd., a global provider of sub-contract electronic manufacturing services. From January 2000 to January 2001, Mr. Gaynor was Chief Financial Officer of Evans and Sutherland Computer Corporation, a developer and manufacturer of flight simulation hardware and software. From March 1994 to December 1999, Mr. Gaynor was Vice President of Finance and Operations Controller at Cabletron Systems, Inc., a global provider of enterprise networking products. Mr. Gaynor received a BSc. degree in chemistry and biology from the National University of Ireland, St Patrick's College, and a MBA from Trinity College, Dublin, Ireland.

        Cheryl Diuguid—Vice President and General Manager, Sapphire Materials and Equipment.    Ms. Diuguid has served as Vice President and General Manager, Sapphire Materials and Equipment since February 2011. Ms. Diuguid served as Interim Chief Executive Officer of Lumetric, Inc., a provider of high output lighting for large areas, from September 2009 to January 2011, and as Chief

Operating Officer of Vairex International Limited, a designer and supplier of air management systems from March 2009 to June 2009. Ms. Diuguid served as President of the Xerium Asia division of Xerium Technologies, Inc., a company owning patents for highly engineered industrial textiles and roll covers, from 2005 to 2008. Ms. Diuguid holds a B.S. in chemistry from Lynchburg College, a M.S. in chemistry from the University of Virginia and an MBA from Duke University.

        Jeffrey J. Ford—Vice President and General Manager, Asia Photovoltaic and Sapphire Equipment.    Mr. Ford has served as Vice President and General Manager, Asia Photovoltaic and Sapphire Equipment since February 2011, as Vice President, GT Solar Asia from May 2009 to February 2011, and as Vice President, Asia from June 2006 to May 2009. From November 2003 until June 2006, Mr. Ford served as General Manager of the Kayex division of SPX Corporation, or Kayex, a multi-industry manufacturer, in Rochester, New York. Mr. Ford served as Vice President Finance and then Acting President of Kayex from January 2001 until November 2003. He led a Sino-American joint venture in Hangzhou, China, where he established equipment production lines serving worldwide customers. Mr. Ford is a graduate of St. Bonaventure University and his professional background is in finance.

        David C. Gray—Vice President, Strategic Development.    Mr. Gray has served as Vice President, Strategic Development since February 2011, and from January 2009 to February 2010, and as Vice President and General Manager, Photovoltaic, North America and Europe from February 2010 to February 2011. From October 2007 to January 2009, Mr. Gray served as a managing director and head of technology mergers and acquisitions at Canaccord Adams, an investment banking firm, from August 2003 to October 2007 as managing director of SVB Alliant, the investment banking arm of SVB Financial Group, and from August 1998 to July 2003 as a principal at Broadview International. Mr. Gray holds a B.S. summa cum laude from Carnegie Mellon University, an MBA from Stanford University and a Ph.D in chemical engineering/semiconductor processing from Massachusetts Institute of Technology.

        David W. Keck—Vice President and General Manager, Polysilicon.    Mr. Keck has served as Vice President and General Manager, Polysilicon since May 2009 and as Vice President, Silicon Development from April 2006 to May 2009. Prior to April 2006, he operated his own consulting business relating to the silicon industry. From 1991 to 2005, Mr. Keck was Vice President of Business Development, Plant Manager and Operations Manager at Advanced Silicon Materials Incorporated (ASIMI) of Moses Lake, Washington and Butte, Montana, one of the leading manufacturers of ultra-pure silicon in the world. He focused on the manufacture of silane gas and polysilicon for wafer fabrication companies and semiconductor companies. During his tenure at ASIMI, Mr. Keck worked on two major expansions including having overall responsibility for commissioning and starting up ASIMI's green-field facility in Butte, Montana. Early in his tenure at ASIMI, he was responsible for the design and operation of equipment that produced silicon. Prior to joining ASIMI, from 1987 to 1989, he served as a thermodynamics engineer with Lockheed Missiles & Space Corporation, where he was responsible for the design and testing for heat transfer systems in spacecraft. Mr. Keck has a degree in chemical engineering from Montana State University and a Masters of Business Administration from the University of Washington.

        Hoil Kim—Vice President, Chief Administrative Officer, General Counsel and Secretary.    Mr. Kim has served as Chief Administrative Officer since February 2010, and as Vice President, General Counsel and Secretary since December 2008. Mr. Kim served as Vice President, Strategic Development of Cabot Corporation, a multinational specialty chemicals company, from 2003 to 2008, with responsibility for overseeing expansion projects and acquisition activities on a global basis, and as Vice President and General Counsel from 2000 to 2003. In his strategic development position at Cabot, Mr. Kim played a significant role in the expansion of Cabot's businesses in China, as well as leading a number of acquisition transactions. Mr. Kim also practiced law at Dewey Ballantine in New York and at Hale and

Dorr in Boston. Mr. Kim holds a B.S. in Engineering and Applied Science from Yale University and received his J.D. cum laude from Georgetown University.

        Vikram Singh—Vice President and General Manager, Photovoltaic.    Dr. Singh has served as Vice President and General Manager, Photovoltaic since February 2011, and as Vice President of Engineering from June 2010 to February 2011. Dr. Singh served in various capacities at Varian Semiconductor Equipment Associates, Inc., from 2003 to June 2010, most recently as Senior Director New Product Technology. Dr. Singh holds a BTech from the Indian Institute of Technology, and a M.S. and PhD from Texas Tech University.

BENEFICIAL STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PERSONS OWNING MORE THAN FIVE PERCENT OF COMMON STOCK

        The following table shows the amount of GT Solar common stock beneficially owned as of June 27, 2011 (unless otherwise indicated) by each person known by GT Solar to own beneficially more than 5% of our outstanding common stock, by each director of GT Solar, by each of our named executive officers and by all directors, nominees for director and executive officers of GT Solar as a group.

        The following table lists the number of shares and percentage of shares beneficially owned based on 126,484,076 shares of common stock outstanding as of June 27, 2011. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of our common stock subject to options currently exercisable or exercisable within 60 days of June 27, 2011 and restricted stock units that vest within 60 days of June 27, 2011 are deemed outstanding and beneficially owned by the person holding such options or restricted stock units, as applicable, for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

	Shares of Our Common Stock Beneficially Owned
Name	Number	Percentage
Five Percent Stockholders:
UBS AG(1)	11,092,100	8.77%
FMR, LLC(2)	9,163,100	7.24%
Directors and Named Executive Officers:
Thomas Gutierrez(3)	280,160	*
Richard Gaynor(4)	61,913	*
David C. Gray(5)	99,812	*
David W. Keck(6)	114,288	*
Jeffrey J. Ford(7)	48,454	*
Fusen E. Chen(8)	27,858	*
J. Michal Conaway(8)	27,358	*
Ernest L. Godshalk(8)(9)	261,294	*
Matthew E. Massengill(8)	36,358	*
Noel G. Watson(8)	36,358	*
Mary Petrovich	—	*
Robert E. Switz	—	*
All directors and executive officers as a group (15 persons)(10)	1,099,002	*

*
Denotes less than one percent.

(1)
Based solely on information contained in a Schedule 13G filed with the SEC on January 31, 2011 by UBS AG (on its own behalf and on behalf of certain subsidiaries). As of December 31, 2010, UBS AG was deemed to be the beneficial owner of 11,092,100 shares of common stock, with sole voting and investment power over all shares. UBS AG is located at Bahnhofstrasse 45, P.O. Box CH-8021, Zurich, Switzerland.

(2)
Based solely on information contained in Amendment No. 2 to Schedule 13G filed with the SEC on April 6, 2011 by FMR LLC. As of March 31, 2011, FMR LLC has sole dispositive power with respect to 9,163,100 shares of the Company's Common Stock, and FMR LLC has power to vote 0 shares of the Company's Common Stock. FMR LLC is located at 82 Devonshire Street, Boston, Massachusetts 02109.

(3)
Includes options to purchase 218,645 shares of common stock exercisable on or prior to 60 days following June 27, 2011.

(4)
Includes options to purchase 53,863 shares of common stock exercisable on or prior to 60 days following June 27, 2011.

(5)
Includes options to purchase 51,690 shares of common stock exercisable on or prior to 60 days following June 27, 2011 and 10,681 restricted stock units which vest on or prior to 60 days following June 27, 2011.

(6)
Includes options to purchase 90,210 shares of common stock exercisable on or prior to 60 days following June 27, 2011.

(7)
Includes options to purchase 16,494 shares of common stock exercisable on or prior to 60 days following June 27, 2011.

(8)
Includes 10,127 restricted stock units which vest on or prior to 60 days following June 27, 2011.

(9)
Includes options to purchase 229,936 shares of common stock exercisable on or prior to 60 days following June 27, 2010.

(10)
Includes options to purchase 719,869 shares of common stock exercisable on or prior to 60 days following June 27, 2011, and 67,149 restricted stock units which vest on or prior to 60 days following June 27, 2011.

RELATED PARTY TRANSACTIONS

        We have entered into certain transactions and contractual arrangements with some of our stockholders and members of management, including those described below. The following transactions were between the Company (or a subsidiary) and GT Solar Holdings, LLC, a company controlled by investment funds affiliated with Oaktree Capital Management, L.P., a global alternative and non-traditional investment manager. Messrs. J. Bradford Forth and Chad Van Sweden, directors of the Company until their resignation in November 2010, were affiliated with Oaktree Capital Management, L.P. and other entities that were affiliated with Oaktree Capital Management, L.P.

Limited Liability Company Agreement of GT Solar Holdings, LLC

        Our business was founded in 1994. Effective December 30, 2005, the business was then acquired by GT Solar Holdings, LLC, a company controlled by investment funds affiliated with Oaktree Capital Management, L.P. In our IPO, and various transactions since that date, GT Solar Holdings, LLC has sold shares of GT Solar International, Inc. reduced its holdings in GT Solar International, Inc. As of April 2, 2011, we believe that GT Solar Holdings, LLC held less than 10% of the outstanding shares of our common stock.

        On December 30, 2005, the members of GT Solar Holdings, LLC, including OCM/GFI Power Opportunities Fund II, L.P. (the "Main Fund"), OCM/GFI Power Opportunities Fund II (Cayman), L.P. (the "Cayman Fund" and together with the Main Fund, the "OCM/GFI Funds"), Thomas M. Zarrella, our former chief executive officer and a former director, certain of our other former directors and executive officers and certain other investors, entered into a limited liability company agreement to establish the affairs of GT Solar Holdings, LLC. The limited liability company agreement provides that, subject to certain exceptions, all aspects of the management and direction of GT Solar Holdings, LLC are the responsibility of the Main Fund and the Cayman Fund, which are, together, the managing member of GT Solar Holdings, LLC.

        The limited liability company agreement authorizes GT Solar Holdings, LLC to issue Class A Shares, Class B Shares, Class C Shares and Class D Shares. The managing member has sole discretion to authorize the issuance by GT Solar Holdings, LLC of any equity securities. The Class A Shares and the Class C Shares are not subject to vesting, and the Class B Shares and the Class D Shares may only be issued to our employees and are subject to vesting (such shares are no longer issued to our employees). The Class B and Class D Shares vest only so long as the holder thereof remains employed by us.

        Distributions on the Class A Shares, Class B Shares, Class C Shares and Class D Shares have the following order of preference:

  1.
  to the holders of outstanding Class A Shares until the aggregate unreturned capital (as defined in the limited liability company agreement) with respect to the Class A Shares has been reduced to zero;

  2.
  to the holders of outstanding Class A Shares until the aggregate unpaid Class A return (as defined in the limited liability company agreement) with respect to the Class A Shares has been reduced to zero;

  3.
  to the holders of outstanding Class B Shares in such amount as is necessary to cause the aggregate amount distributed in respect of each such outstanding Class B Share to be equal to the aggregate amount theretofore distributed with respect to each outstanding Class A Share pursuant to item 2 above;

  4.
  to the holders of the outstanding Class A Shares and the holders of outstanding Class B Shares, ratably among such holders based upon the aggregate number of Class A Shares and

    Class B Shares held by each such holder immediately prior to such distribution, until cash distributions made on the Class A Shares result in an internal rate of return, or IRR (as defined in the limited liability company agreement), that is equal to 20%;

  5.
  until cash distributions made on the Class A Shares result in an IRR equal to 30%,

  (i)
  to the holders of outstanding Class C and Class D Shares, ratably among such holders based upon the aggregate number of Class C and Class D Shares held by each such holder immediately prior to such distribution, in such amount as is necessary to cause the distributions with respect to each such Class C Share and Class D Shares to be equal to the product of (i) the aggregate, cumulative amount theretofore distributed with respect to each Class A Share, multiplied by (ii) the product obtained by multiplying (x) the excess of the IRR over 20%, by (y) ten; and

  (ii)
  to the holders of outstanding Class A Shares and Class B Shares ratably among such holders based upon the aggregate number of Class A Shares and Class B Shares held by each such holder immediately prior to such distribution; and

  6.
  all distributions made at or after such time as cash distributions made on the Class A Shares have resulted in an IRR that is equal to or greater than 30% shall be made to the holders of Class A Shares, Class B Shares, Class C Shares and Class D Shares ratably based on holdings of such shares.

        Amounts distributed to holders of Class B Shares and Class D Shares in respect of the unvested portion of such shares shall be retained by GT Solar Holdings, LLC (other than certain tax distributions that GT Solar Holdings, LLC would be obligated to make) and distributed to the holder to the extent the unvested shares become vested in accordance with the terms of the limited liability company agreement.

        Subject to certain exceptions, the holders of Class A Shares have the right to purchase their proportional share of equity securities that GT Solar Holdings, LLC authorizes for issuance or sale to the managing member. The limited liability company agreement generally prohibits the transfer of GT Solar Holdings, LLC's shares by the holders of those shares other than in certain limited circumstances, such as with consent of the managing member or upon a sale of GT Solar Holdings, LLC approved by the managing member or by holders of a majority of GT Solar Holdings, LLC shares issued to the Main Fund and the Cayman Fund. GT Solar Holdings, LLC, followed by the managing member, shall have a right of first refusal to purchase GT Solar Holdings, LLC's shares from a transferring shareholder. Subject to specified conditions, the members of GT Solar Holdings, LLC have certain rights to participate in transfers of shares by the managing member. Subject to specified conditions, the limited liability company agreement requires the members of GT Solar Holdings, LLC to vote for, consent to and raise no objections against a sale of GT Solar Holdings, LLC approved by the managing member or by holders of a majority of the GT Solar Holdings, LLC's shares issued to the Main Fund and the Cayman Fund.

        The limited liability company agreement provides that GT Solar Holdings, LLC will pay or cause its subsidiaries (including GT Solar International, Inc.) to pay the reasonable out of pocket expenses of the Main Fund and the Cayman Fund in the performance of its duties as managing member of GT Solar Holdings, LLC, including, but not limited to: any debt financing documents and each other agreement executed in connection with the limited liability company agreement, and the evaluation and consummation of the transactions contemplated by the limited liability company agreement and those other agreements; any amendments or waivers under or in respect of the limited liability company agreement and those other agreements; the enforcement of rights granted under the limited liability company agreement and those other agreements, or the Main Fund's and the Cayman Fund's direct or indirect investment in GT Solar Holdings, LLC or in GT Solar Incorporated and their respective subsidiaries; governmental filings with respect to such investments; fees and expenses of any lenders of GT Solar Holdings, LLC and its subsidiaries; and any transaction, claim, event or other matter relating to GT Solar Incorporated or its subsidiaries or the transactions contemplated thereby as to which the Main Fund and the Cayman Fund seeks advice of counsel.

Registration Rights Agreement

        In connection with the acquisition by GT Solar Holdings, LLC of GT Solar on December 30, 2005, as described above, GT Solar Incorporated, GT Solar Holdings, LLC, the Main Fund and the other shareholders of GT Solar Holdings, LLC entered into a registration rights agreement, dated December 30, 2005. On July 1, 2008, GT Solar, GT Solar Incorporated, GT Solar Holdings, LLC and the Main Fund entered into an amended and restated registration rights agreement, to reflect the fact that GT Solar Holdings, LLC exchanged its common stock of GT Solar Incorporated for shares of common stock of GT Solar, and GT Solar Incorporated became a subsidiary of GT Solar. Pursuant to the amended and restated registration rights agreement, the holders of a majority of the shares issued to the Main Fund in respect of its shareholdings in GT Solar Holdings, LLC, have the right, on either a certain number or an unlimited number of occasions depending on the form of registration to be used, to demand that we register shares of our common stock under the Securities Act, subject to certain limitations. In addition, those holders that hold 5% or more of the shares of our common stock are entitled to piggyback registration rights with respect to the registration of the shares of our common stock. In the event that we propose to register any shares under the Securities Act either for our account or for the account of any of our stockholders, the holders of shares of our common stock having piggyback registration rights are entitled to receive notice of such registration and to include additional shares of our common stock in any such registration, subject to certain limitations.

        These registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares of our common stock held by such stockholders to be included in such registration. We are generally required to bear all expenses of such registration (other than underwriting discounts and commissions). GT Solar and GT Solar Holdings, LLC have agreed to not affect any public sale or distribution of equity securities during the period commencing seven days before the effective date of such registration and ending 180 days thereafter, and holders of securities with registration rights may not make any public sale or distribution (including sales pursuant to Rule 144) during the period commencing seven days before the effective date of such registration and ending 180 days thereafter, unless, in each case, the underwriters managing the registered public offering otherwise agree. In connection with each of these registrations, we have agreed to indemnify the holders of registrable securities against certain liabilities under the Securities Act.

        Pursuant to the terms of limited liability company agreement, and in connection with two concurrent secondary offerings of our shares of common stock in September 2010 pursuant to the amended and restated registration rights Agreement, the Company paid a total of approximately $933,220 of expenses of the OCM/GFI Funds in fiscal 2011. During the fiscal year ending April 2, 2011, we and GT Solar Holdings, LLC agreed that GT Solar Holdings, LLC would reimburse the Company for certain of the expenses incurred in connection with one of the September 2010 secondary offerings. During fiscal 2011 we were reimbursed approximately $390,000 from GT Solar Holdings, LLC. We do not expect to receive any additional reimbursements for costs incurred for this (or any other) offering.

Concurrent Secondary Offerings of Shares Owned by GT Solar Holdings, LLC

        On September 9, 2010, we entered into an Underwriting Agreement, which we refer to as the Secondary Offering Underwriting Agreement, by and among the Company, GT Solar Holdings, LLC, as selling stockholder, and UBS Securities LLC, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of those certain underwriters, in connection with the offering of 11,000,000 shares of our common stock, sold by GT Solar Holdings, LLC at a public offering price of $7.39 per share, less discounts and commissions of $0.2956 per share. Under the terms of the Secondary Offering Underwriting Agreement, GT Solar Holdings, LLC granted the Underwriters a 30-day option to purchase up to 1,650,000 additional shares to cover over-allotments, if any. The underwriters exercised the over-allotment option for 650,000 shares of our common stock on September 16, 2010. The Company did not receive any proceeds from this secondary offering. The secondary offering was made pursuant to the Company's effective registration statement on Form S-3, as amended, as supplemented by a preliminary prospectus supplement dated September 7, 2010 related to the Secondary Offering and a final prospectus supplement dated September 9, 2010 related to the Secondary Offering.

        The Secondary Offering Underwriting Agreement contained customary representations, warranties and covenants. It also provided for customary conditions to closing and indemnification rights of the parties. The closing of the secondary offering occurred on September 15, 2010 and the closing of the over-allotment option exercise occurred on September 21, 2010.

        On September 9, 2010, we also entered into an Underwriting Agreement, which we refer to as the Exchangeable Notes Underwriting Agreement, by and among the Company, GT Solar Holdings, LLC, UBS AG and UBS Securities LLC, as underwriter, in connection with the sale of 14,000,000 shares of our common stock, or the Underlying Shares, by GT Solar Holdings, LLC to UBS Securities LLC in connection with UBS AG's offering of its Mandatorily Exchangeable Notes due 2013, which we refer to as the Exchangeable Notes. We did not receive any proceeds from the offering of the Exchangeable Notes or the sale of the Underlying Shares. The Exchangeable Notes Underwriting Agreement contained customary representations, warranties and covenants. It also provided for customary conditions to closing and indemnification rights of the parties. The closing of the offering of the Underlying Shares and the Exchangeable Notes occurred on September 15, 2010.

Repurchase of Shares from GT Solar Holdings, LLC

        On November 5, 2010, we entered into a share repurchase agreement (the "Repurchase Agreement") with GT Solar Holdings, LLC, pursuant to which we would purchase from Underlying Shares 26,500,000 shares of our common stock at a per share price of $7.6606, which was equal to 90.5% of the volume weighted average price of our common stock on The NASDAQ Global Select Market for the ten trading day period ending on, and inclusive of, November 5, 2010, or an aggregate amount of $203,004,668. The repurchase closed on November 12, 2010.

        Under the terms of the Repurchase Agreement, we agreed to refrain from purchasing other shares of our common stock before May 12, 2011, if the effect of such purchase or purchases would be to increase the aggregate beneficial ownership of the two private equity funds that serve as the managing member of GT Solar Holdings, LLC to greater than 10% of the shares of our outstanding common stock. We also agreed to maintain a certain shelf registration statement effective and available for use by GT Solar Holdings, LLC and the two private equity funds that serve as managing member of GT Solar Holdings, LLC for the resale of the shares of our common stock held by them until 91 days after the closing of the repurchase of the shares by us. The agreement pursuant to which the shares were repurchased contained customary representations and warranties of the parties and customary conditions to closing.

        The Company and GT Solar Holdings, LLC agreed, in the Repurchase Agreement, to terminate the Amended and Restated Registration Rights Agreement, dated as of July 1, 2008, among the Company and the other parties signatory thereto.

        Effective November 12, 2010, J. Bradford Forth and R. Chad Van Sweden resigned from our Board of Directors. Messrs. Forth and Van Sweden were affiliated with the two private equity funds that serve as managing member of GT Solar Holdings, LLC.

 Non-Employee Director Fees

        In June 2009, the Compensation Committee approved a change to the compensation program for directors such that non-employee directors who are affiliated with G3W receive annual fees for Board and committee service at the same time and in the same amount paid to our other non-employee directors. We agreed that these payments and equity awards may be made to G3W in lieu of making these payments and equity awards to Mr. Forth and Richard Landers, who was serving on the Board at the time the change was approved. In June 2009, the Audit Committee ratified these payments and equity awards in accordance with our related person policy described below under "—Statement of Policy Regarding Transactions with Related Persons." In November 2009, Mr. Landers resigned from the Board and Mr. Van Sweden was appointed to the Board. At the request of Mr. Van Sweden, the Compensation Committee approved the payment of Mr. Van Sweden's non-employee director fees and the issuance of a restricted stock unit award to OCM in lieu of making these payments and equity awards to Mr. Van Sweden. Effective April 3, 2010, at the request of Mr. Forth, we began to pay Mr. Forth's non-employee director fees to an affiliate of OCM. Messrs. Forth and Van Sweden resigned from the Board on November 12, 2010.

Statement of Policy Regarding Transactions with Related Persons

        On June 30, 2008, our Board of Directors adopted a statement of policy regarding transactions with related persons, which we refer to as our "related person policy." Our related person policy requires that a "related person" (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any "interested transaction" (defined as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or one of our subsidiaries are a participant, and (3) any related person has or will have a direct or indirect interest, other than solely as a result of being a director or a less than ten percent (10%) beneficial owner of another entity) and all material facts with respect thereto. Our General Counsel will then promptly communicate that information to the Board of Directors. No interested transaction will be consummated or will continue without the approval or ratification of the Audit Committee. In determining whether to approve or ratify an interested transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person's interest in the transaction. It is our policy that, except as provided in our amended and restated certificate of incorporation, directors interested in an interested transaction will recuse themselves from any vote of an interested transaction in which they have an interest.

        Pursuant to the provision in our amended and restated certificate of incorporation relating to corporate opportunities, any of our directors who are employed by the OCM/GFI Funds or any of their respective affiliates or investments funds could determine that an opportunity is presented to him solely in his capacity as one of our directors if it is presented only as an opportunity specifically for us. If an opportunity is presented to the director both in his capacity as one of our directors and in any other capacity (for example, as a director of an unrelated company), the director does not have an obligation to bring the opportunity to us. If it is unclear in what context the opportunity is presented, then the director could determine that it is not "solely in his or her capacity as a director of the Company."

        Other than the payment of the selling stockholders' expenses for the secondary offerings and certain other expenses pursuant to the limited liability company agreement described above and our repurchase of shares from GT Solar Holdings, LLC, we did not enter into any "interested transaction" as described above with our officers, directors or principal stockholders in fiscal 2011.

AUDIT COMMITTEE MATTERS

Audit Committee Report

Review of Audited Financial Statements with Management

        The Audit Committee reviewed and discussed with management GT Solar's audited consolidated financial statements for the fiscal year ended April 2, 2011.

Review of Financial Statements and Other Matters with Independent Accountant

        The Audit Committee discussed with Deloitte & Touche LLP the matters required to be discussed by SEC Regulation S-X Rule 2-07 and Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB. The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and discussed with Deloitte & Touche LLP its independence from GT Solar International, Inc.

Recommendation that Financial Statements be Included in Annual Report

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in GT Solar's Annual Report on Form 10-K for the fiscal year ended April 2, 2011 for filing with the SEC.

    J. Michal Conaway, Chairman
    Ernest L. Godshalk
    Noel G. Watson

Principal Accountant Services and Fees

        On September 22, 2010, the Company dismissed Ernst & Young LLP ("E&Y") as its independent registered public accounting firm. The decision to dismiss E&Y was approved by the Audit Committee of the Board of Directors of GT Solar on September 21, 2010.

        The reports of E&Y on the financial statements of the Company as of April 3, 2010 and March 28, 2009 and for each of the two fiscal years in the period ended April 3, 2010, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with the audits of the Company's financial statements for each of the past two fiscal years ended April 3, 2010 and March 28, 2009, and in the subsequent interim period through September 22, 2010, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter in connection with their report of the Company's financial statements for such years, except for a disagreement with E&Y regarding staffing of the audit engagement team. During March 2010, the Company requested that E&Y rotate the lead audit partner in advance of the rotation that would be required after completion of the financial statement audit for the Company's fiscal year ending April 2, 2011 and to replace a certain member of the audit team. E&Y denied the Company's request. The Audit Committee of the Board of Directors of the Company discussed this matter with E&Y. The Company authorized E&Y to respond fully to the inquiries of its successor accountant, Deloitte & Touche LLP ("Deloitte"), concerning this reportable disagreement. There were no other reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        In accordance with Item 304(a)(3) of Regulation S-K, the Company furnished a copy of the above disclosures to E&Y and requested that E&Y furnish the Company with a letter addressed to the

Securities and Exchange Commission stating whether or not E&Y agrees with the above statements. A copy of such letter dated September 27, 2010 was attached as Exhibit 16.1 to a Current Report on Form 8-K filed with the SEC on September 27, 2010.

        On September 21, 2010, after a request for proposal process, the Audit Committee offered to engage Deloitte as its new independent registered public accounting firm to audit the Company's financial statements for the year ended April 2, 2011 and to review the financial statements to be included in the Company's quarterly report on Form 10-Q for the quarters ending October 2, 2010 and January 1, 2011. Deloitte accepted the engagement on September 24, 2010.

        Prior to the engagement of Deloitte, neither the Company nor anyone on behalf of the Company consulted with Deloitte during the Company's two most recent fiscal years and through the subsequent interim periods in any manner regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

        Fees for professional services rendered by Deloitte & Touche LLP and Ernst & Young LLP were as follows:

Services Rendered	D&T Fiscal 2011	E&Y Fiscal 2010
Audit Fees(1)	$1,406,785	$1,890,000
Audit-Related Fees(2)	327,000	—
Tax Fees(3)	—	—
All Other Fees(4)	2,200	—

Total Fees	$1,735,985	$1,890,000

(1)
Audit fees include professional services for the audit of GT Solar's consolidated financial statements included in the Annual Report on Form 10-K and Registration Statements on Forms S-1, S-8 and S-3 and review of financial statements included in GT Solar's Quarterly Reports on Form 10-Q and consultations regarding on-going financial accounting matters.

(2)
Audit-related fees consist of fees related to transaction due diligence services.

(3)
No tax fees were paid in fiscal 2011 or fiscal 2010.

(4)
All Other Fees consist of professional services other than services reported above, including fees for our subscription to Deloitte & Touche LLP's on-line accounting research tool.

        Deloitte & Touche LLP is continuing to serve as our independent registered public accounting firm. Representatives from Deloitte & Touche LLP are expected to be present at the 2011 Annual Meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from GT Solar's stockholders.

Audit Committee Pre-Approval Policy

        Pursuant to its charter, all auditing, internal control related and permitted non-audit services provided by the independent auditor (including fees and terms thereof) requires the prior approval of the Audit Committee. The Audit Committee does not engage the independent auditor to perform any non-audit services which would adversely affect its independence or are prohibited by law or regulation. On November 12, 2009, the Audit Committee adopted an audit and non-audit services pre-approval policy. The policy provides that any audit, audit related, tax and all other services consistent with applicable law, rule and regulation shall be subject to prior approval at any Audit Committee meeting, and that the Audit Committee may properly delegate to any one member of the Committee the authority to approve the type of service with respect to which pre-approval is required, and that such delegation is effective for twelve months thereafter. In fiscal 2011, 100% of Deloitte & Touche LLP's services in connection with "Audit-Related Fees" and "All Other Fees" were pre-approved by the Audit Committee.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Introduction

        On September 21, 2010, after a request for proposal process, the Audit Committee offered to engage Deloitte as its new independent registered public accounting firm to audit the Company's financial statements for the year ending April 2, 2011. Deloitte accepted the engagement on September 24, 2010. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP to serve as GT Solar's independent registered public accounting firm for its fiscal year ending March 31, 2012.

        The Sarbanes-Oxley Act of 2002 and the Audit Committee Charter require the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board of Directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. Should the stockholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee may reconsider the appointment and may retain Deloitte & Touche LLP or another accounting firm without resubmitting the matter to stockholders. Even if the stockholders ratify the appointment of Deloitte & Touche LLP, the Audit Committee may select another firm if it determines such selection to be in the best interest of GT Solar and its stockholders.

        Representatives from Deloitte & Touche LLP are expected to be present at the 2011 Annual Meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from GT Solar's stockholders.

        A summary of the audit fees paid to Deloitte & Touche LLP for the fiscal year ended April 2, 2011 is set forth on page 63.

Recommendation

        The Board of Directors recommends that you vote "FOR" the ratification of the Audit Committee's appointment of Deloitte & Touche LLP as GT Solar's independent registered public accounting firm for fiscal 2011.

PROPOSAL 3—APPROVAL OF THE GT SOLAR INTERNATIONAL, INC. 2011 EQUITY INCENTIVE PLAN

Overview

        Our Board of Directors approved, subject to stockholder approval, the GT Solar International, Inc. 2011 Equity Incentive Plan, which we refer to as the 2011 Plan, on June 28, 2011, effective as of that date. A copy of the 2011 Plan is attached as Exhibit A to this Proxy Statement and we urge stockholders to read it in its entirety.

        The purpose of the 2011 Plan is to advance our interests and those of affiliated entities by providing for the grant to participants of stock-based and other incentive awards, all as more fully described below.

        No 2011 Plan awards may be granted after the date that is one day before the ten year anniversary of the date of adoption of the 2011 Plan, but previously granted awards may continue in accordance with their terms.

        An aggregate maximum of 12,500,000 shares of Common Stock (plus any shares forfeited due to termination of awards under of our existing equity plans) may be delivered in satisfaction of awards. As noted above under "Executive Compensation—Equity Incentive Plans" and subject to shareholder approval of the 2011 Plan, in June 2011 our Board of Directors terminated the ability to grant future stock awards under the 2008 Plan and, as a result, 5,411,706 shares that were formerly available for grant under the 2008 Plan (as described above) will be available for awards under the 2011 Plan (and are included in the 12,500,000 shares available under the 2011 Plan) and an additional 7,088,294 shares will be newly reserved for awards under the 2011 Plan.

        Up to 12,500,000 shares may be delivered upon exercise of incentive stock options. The maximum number of shares of Common Stock for which stock options may be granted to any person in a calendar year and the maximum number of shares of Common Stock subject to SARs granted to any person in any calendar year will each be 3,000,000 shares. The maximum number of shares subject to awards other than stock options and SARs granted to any person in any calendar year will be 3,000,000 shares. The maximum amount of cash-denominated awards granted to any person in any calendar year under the 2011 Plan is $10,000,000. These limits as well as any exercise prices, base values and other terms of any awards are subject to adjustment for stock dividends, stock splits, recapitalizations, mergers, consolidations, reorganizations, or other capital change. The 2011 Plan administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if such administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2011 Plan and to preserve the value of awards.

Information Regarding Equity Compensation Plans

        The following is share information regarding all of our equity compensation plans as of June 24, 2011:

  •
  Shares of common stock available for grant (after approval of the 2011 Plan, including the remaining 5,411,706 shares available for grant in the 2008 Plan): 12,500,000

  •
  Stock options outstanding: 4,390,738

  •
  Restricted stock units outstanding: 4,837,789

  •
  Weighted average exercise price of outstanding stock options under all existing equity compensation plans: $6.04

  •
  Weighted average remaining contractual term of outstanding stock options: 8.08 years

  •
  Total shares of common stock outstanding: 126,435,767

Administration

        The 2011 Plan will be administered by the Compensation Committee of our Board of Directors or its delegates, who will have the right to determine questions that may arise regarding the interpretation and application of plan provisions and to make, administer and interpret such rules as it deems necessary or advisable.

Eligibility

        Participation is limited to those key employees and directors, as well as consultants and advisors, who in the plan administrator's opinion are in a position to make a significant contribution to our success and that of affiliated entities and who are selected by the plan administrator to receive an award. As of the date of this proxy statement, the group of persons from which the plan administrator will select participants consists of approximately 420 individuals.

Types of Awards

        Stock Options and SARs.    Stock options give the holder the right to purchase shares of our Common Stock within a specified period of time at a specified price. SARs give the holder the right to exercise and receive the amount by which the value of the Common Stock has appreciated over the base value. Two types of stock options may be granted under the 2011 Plan: incentive stock options or ISOs, which are subject to special tax treatment as described below, and nonstatutory options or NSOs. Eligibility for ISOs is limited to our employees and employee of our subsidiaries. The maximum term for stock options and SARs granted under the 2011 Plan is ten years. Exercise price, base value and other stock option or SAR terms and provisions are determined by the plan administrator. However, the minimum exercise price for stock options and the base value for SARs is, in each case, the fair market value of the Common Stock at the time of grant. Holders of stock options may elect to pay the exercise price by making a lump sum cash payment or, as permitted by the plan administrator, by delivering shares of our Common Stock with a fair market value equal to the exercise price, by requesting withholding of a certain number of shares of Common Stock otherwise to be delivered (a "cashless exercise"), or any combination of these methods. Subject to limited exceptions, the 2011 Plan prohibits the repricing of any stock option or SAR, the exchange of any stock option or SAR for another award under the 2011 Plan with a different exercise price or the exchange of any stock option or SAR for cash, in each case other than with stockholder approval or in the event of certain types of significant corporate transactions.

        Stock Awards; Stock Units.    Restricted or unrestricted shares of Common Stock, and restricted or unrestricted stock units, may also be awarded under the 2011 Plan. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to us unless specified conditions are met and that the shares remain nontransferable until vested. The 2011 Plan requires that, subject to limited exceptions, each restricted stock and restricted stock unit (other than those restricted stock and restricted stock unit which may only be settled in cash) vest in accordance with a schedule that does not permit such restricted stock and restricted stock unit to vest in full prior to the third anniversary of the date of grant of the award. Subject to these and other conditions that may be imposed by the plan administrator, the recipient of an award of restricted stock has all the rights of a stockholder, including the right to vote and to receive dividends. Stock units are awards denominated in shares of Common Stock that provide for the future delivery of the shares or cash measured by the future value of the shares. Stock units may be awarded subject to vesting and other conditions and restrictions but, unlike awards of restricted stock, do not give the holder the rights of a stockholder until and unless actual shares of Common Stock are delivered in the future.

        Cash Awards.    The 2011 Plan may also be used to grant cash-based awards.

        Performance Awards.    Awards, including both Common Stock-based and cash-based awards, may be conditioned on the satisfaction of specified performance criteria. The performance criteria used in connection with a particular performance award will be determined by the plan administrator. In the case of awards intended to qualify for the performance-based compensation exception from the deduction limitations of Section 162(m) of the Code, the plan administrator will use objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues or revenue growth; assets; expenses; earnings, operating income (or a metric based thereon), including without limitation income or profits before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; financial returns (including, without limitation, return on equity, investment, capital or assets); returns relative to peers; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; cost reduction targets; stock price; stockholder return; sales of particular products or services; bookings; customer acquisition, retention, satisfaction or growth; employee satisfaction; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; or such other criteria as the plan administrator may determine. A performance criterion and any related targets need not be based on an increase, a positive or improved result, or avoidance of loss. To the extent consistent with the requirements of the performance-based compensation based exception to Section 162(m), where applicable, the plan administrator may provide that performance criteria or payouts under an award will be adjusted in an objectively determinable manner to reflect events occurring during the performance period that would affect the performance criteria or payouts. The plan administrator will determine whether performance targets or goals chosen for a particular award have been met.

        Other Stock-Based Awards.    Under the 2011 Plan, the plan administrator may grant other types of equity-based awards that are convertible into or otherwise based upon our Common Stock.

Transferability

        Neither ISOs nor, except as the plan administrator otherwise expressly provides, awards that are not ISOs may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime ISOs and, except as the plan administrator may provide, non-transferable awards requiring exercise that are not ISOs, may be exercised only by the recipient. Notwithstanding the foregoing restrictions on transfer, the plan administrator may permit equity awards under the 2011 Plan that are not ISOs (but not awards that are ISOs), to be transferred by gift, subject to such limitations as the plan administrator may impose.

Shares Subject to the 2011 Plan

        Shares delivered under the 2011 Plan may consist of authorized but unissued or treasury shares. Each share subject to an award shall reduce the aggregate maximum number of shares available under the 2011 Plan by one share. The number of shares delivered under an award will be determined, to the extent consistent with the ISO rules, net of shares withheld to pay the exercise price or withholding taxes, if any.

        The aggregate number of shares that may be issued under the 2011 Plan as of the effective date of the 2011 Plan will be 12,500,000.

Mergers and Similar Transactions

        In the event of the consummation of a consolidation or merger in which we are not the surviving corporation or which results in the acquisition of a majority of our Common Stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of our assets or our dissolution or liquidation, the plan administrator may provide for the assumption or continuation of all or some awards, the grant of substitute awards, a cash-out payment for all or some awards or the acceleration of all or some awards. Following any such transaction, all awards that have not been assumed will terminate.

Amendment and Termination

        The plan administrator may at any time or times amend the 2011 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2011 Plan as to any future grants of awards. The plan administrator may not, however, alter the terms of an award so as to materially and adversely affect an award holder's rights under the award without his or her consent, unless the plan administrator expressly reserved the right to do so at the time of the award.

Amount of Benefits Awarded Under the 2011 Plan

        The future benefits or amounts that would be received under the 2011 Plan by executive officers, non-executive directors and non-executive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

Federal Income Tax Consequences Relating to the 2011 Plan

        The following discussion summarizes certain federal income tax consequences of the issuance and exercise of awards under the 2011 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2011 Plan, nor does it cover state, local or non-U.S. taxes. Participants should consult their tax advisors about the potential tax consequences of participating in the 2011 Plan.

        Restricted Shares.    If a participant is awarded or purchases restricted shares, he or she normally does not have income until the restriction (the risk of forfeiture) lapses. When the risk of forfeiture lapses, he or she will have ordinary income equal to the excess of the fair market value of the shares at the time over the purchase price, if any.

        The participant may make an election under Section 83(b) of the Code to be taxed on restricted stock at the time it is acquired rather than later, when the substantial risk of forfeiture lapses. The so-called "83(b) election" must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. If the participant makes an effective 83(b) election, he or she will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If he or she makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions.

        For purposes of determining capital gain or loss on a sale of shares awarded under the plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if the participant makes an effective 83(b) election in connection with an award or purchase of stock subject to a substantial risk of forfeiture and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what he or she paid for the shares (if anything) over the amount (if any) reimbursed in connection with the forfeiture.

        ISOs.    In general, an optionee realizes no taxable income upon the grant or exercise of an ISO for unrestricted stock. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a "disqualifying disposition") produces ordinary income to the optionee (with a corresponding deduction available to us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

        NSOs.    In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option for unrestricted stock in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to us; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which we are not entitled to a deduction.

        In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

        The plan administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called "83(b) election" in connection with the exercise to recognize taxable income at that time as described above under "Restricted Stock." Assuming no other applicable limitations, the amount and timing of the deduction available to us will correspond to the income recognized by the optionee.

        Where the plan administrator has granted an ISO that may be exercised for restricted stock, an 83(b) election may be made to fix the amount taken into account in determining any alternative minimum tax associated with the exercise (which otherwise would be determined at the time the shares vest), but the election will not affect the ordinary-income treatment associated with a disqualifying disposition of shares acquired under the ISO. If an ISO is exercised for restricted stock and following vesting of the shares there is a disqualifying disposition of the shares, with certain exceptions the disposition will produce ordinary income to the optionee (with a corresponding deduction available to us) equal to the value of the shares at the time of vesting less the exercise price.

        Stock Appreciation Rights.    The grant of a stock appreciation right does not itself result in taxable income, nor does taxable income result merely because a stock appreciation right becomes exercisable. In general, if a participant exercises a stock appreciation right for shares of stock or receives payment in cancellation of a stock appreciation right he or she will have ordinary income equal to the amount of any cash and the fair market value of any stock received.

        In general, any cash-settled stock appreciation right, and any stock-settled stock appreciation right granted with an exercise price less than the fair market value of the underlying stock at the time of grant, may also be subject to additional tax penalties and interest charges under federal tax rules relating to nonqualified deferred compensation.

        Stock Units.    An award of stock units does not itself result in taxable income. When the participant actually acquires the shares of stock, unless the shares are restricted, he or she will have ordinary income equal to the value of the shares at that time. If the shares delivered are restricted for tax purposes, the participant will instead be subject at that time to the rules described above for restricted stock.

        Golden Parachute Rules.    Under the so-called "golden parachute" provisions of the Code, the accelerated vesting of awards in connection with a change in control may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts in the nature of compensation that are payable to the participant may be subject to an additional twenty percent (20%) federal tax and may be nondeductible to us.

Vote Required

        Approval of the 2011 Plan requires the affirmative vote of a majority of the shares of the issued and outstanding GT Solar common stock entitled to vote thereon, present in person or represented by proxy, at the 2011 Annual Meeting.

Recommendation

        The Board of Directors recommends that you vote "FOR" the adoption of the GT Solar International, Inc. 2011 Equity Incentive Plan.

PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company's stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

        The Compensation Committee has adopted and implemented a "pay-for-performance" philosophy that forms the foundation of all decisions regarding compensation of our executives. The goal of our executive compensation program is to attract, retain and reward talented and hard-working individuals in a highly competitive business environment. Our annual and long-term incentive compensation strategy is performance-oriented and is designed to link our business objectives, specific financial performance objectives and the enhancement of stockholder returns with the compensation of our executives, including our named executive officers.

        We have adopted the following specific compensation practices, among others, as means of implementing this "pay-for-performance" philosophy:

  •
  A significant portion of executive officer compensation is made through equity-based awards. Our equity awards have significant vesting periods designed to encourage our employees and executives to focus on the long-term performance of our stock price. Our options and restricted stock unit awards generally vest over four years. We set a goal each year to keep the shareholder dilution related to our equity ownership program at a percentage consistent with that of our industry.

  •
  Cash incentive bonuses are aligned closely with company performance for the past fiscal year. We tie bonuses to those financial metrics that we believe are aligned with increasing shareholder value. We cap bonus payments under our performance incentive plan at two times the target bonus.

  •
  We have recently amended our policy regarding equity ownership guidelines for officers and certain executives to require that our executive officers retain more shares (including those received upon the exercise of options or the vesting of restricted stock unit awards).

In addition, we do not use many common pay practices that are considered to be unfriendly to shareholders. For example, we do not provide extensive perquisites to our executives. We do not, for example, make any tax gross-up payments to any of our executives or any of our employees.

        In connection with our 2011 Equity Incentive Plan, we have also adopted provisions that embody our "pay-for-performance" philosophy and are considered to be beneficial from the shareholder perspective. Among these provisions are the following:

  •
  we prohibit the repricing of stock options without prior stockholder approval;

  •
  we prohibit the payment of dividends on a performance award until the award is actually earned; and

  •
  we may not make any material amendments without prior stockholder approval.

        Please refer to the Compensation Discussion and Analysis section of this Proxy Statement for an overview and details of the compensation paid to our named executive officers.

        We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under "Executive Compensation Matters—Compensation Discussion and Analysis," the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

        This vote is advisory and therefore not binding on the Company, the Compensation Committee, or the Board. The Board and the Compensation Committee value the opinions of our stockholders. We will consider the results of the voting, and the Compensation Committee will evaluate whether any actions should be taken.

Recommendation

  Our Board of Directors recommends that you vote "FOR" our fiscal 2011 executive compensation.

PROPOSAL 5—ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 also enables our stockholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

        After careful consideration of the frequency alternatives, the Board of Directors believes that conducting advisory vote on executive compensation on an annual basis is appropriate for GT Solar and its stockholders at this time.

Recommendation

        Our Board of Directors recommends that you vote in favor of an ANNUAL advisory vote on executive compensation.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and to furnish us with copies of the forms they file. Based on our review of filings made with the SEC and representations made by our directors and executive officers, we believe that all of our directors and executive officers timely filed all reports that were required to be filed under Section 16(a) during the fiscal year ended April 2, 2011

Stockholder Proposals and Director Nominations

        Stockholder proposals for the 2012 Annual Meeting of Stockholders (the "2012 Annual Meeting") must be received at our principal executive offices by May 25, 2012, and must otherwise comply with the SEC's rules, to be considered for inclusion in our proxy materials relating to our 2012 Annual Meeting.

        If you intend to present a proposal at the 2012 Annual Meeting, or if you want to nominate one or more directors at the 2012 Annual Meeting, you must comply with the advance notice provisions of GT Solar's By-Laws. If you intend to present a proposal at next year's annual meeting, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Secretary at the address below. The Secretary must receive this notice no earlier than April 26, 2012 and no later than May 25, 2012.

        You may contact our Secretary at our principal executive offices for a copy of the relevant By-Law provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our By-Laws are also available on our website at www.gtsolar.com.

        Proponents must submit notices of proposals and nominations in writing to the following address:

Secretary
GT Solar International, Inc.
243 Daniel Webster Highway
Merrimack, New Hampshire 03054

        All proposals should be submitted by certified mail, return receipt requested. The Secretary will forward the notices of proposals and nominations to the Nominating and Corporate Governance Committee for consideration.

Annual Report on Form 10-K

        We are providing without charge, to each person from whom a proxy is solicited, a copy of our Annual Report on Form 10-K for fiscal 2011, including the financial statements and schedules. To request an additional copy of the Annual Report on Form 10-K, please write to Secretary, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire, 03054.

Solicitation of Proxies

        The cost of soliciting proxies in the enclosed form will be borne by GT Solar. In addition to solicitation by mail, officers and other employees of GT Solar may solicit proxies personally, by telephone and by facsimile. GT Solar may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

        We have retained Broadridge Financial Solutions, Inc., or Broadridge, to assist us with the distribution of proxy materials. We estimate that we will pay Broadridge approximately $80,000 for its services plus out-of-pocket expenses. We have retained Morrow & Co., LLC, or Morrow, for proxy advisory and solicitation services. We will pay Morrow approximately $24,000 for its services plus out-of-pocket expenses. We may ask Morrow to solicit proxies on our behalf by telephone for a fee of $5.00 per shareholder for each completed phone call. Morrow may solicit proxies by personal interview, mail and telephone.

Miscellaneous

        The management does not know of any matters to be presented at the 2011 Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the 2011 Annual Meeting, the persons named in the enclosed form of proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment.

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting to be Held on August 24, 2011

This proxy statement and our 2011 Annual Report on Form 10-K are available at the Investor Relations section of our website (www.gtsolar.com) and can be accessed directly at the following Internet address: http://investor.gtsolar.com.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Investor Relations Department, GT Solar International, Inc., 243 Daniel Webster Highway, Merrimack, New Hampshire 03054, telephone: (603) 883-5200. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

Exhibit A

GT SOLAR INTERNATIONAL, INC.
2011 EQUITY INCENTIVE PLAN

1.     DEFINED TERMS

        Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.     PURPOSE

        The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.

3.     ADMINISTRATION

        The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.     LIMITS ON AWARDS UNDER THE PLAN

        (a)    Number of Shares.    At the Effective Date, the maximum number of shares of Stock that may be delivered in satisfaction of the Awards shall be:

          (1)   12,500,000 (which amount includes shares available for grant under the GT Solar International, Inc. 2008 Equity Incentive Plan that were transferred to the Plan); plus

          (2)   any shares of Stock that become available for grant under the Company's Existing Plans after the Effective Date as a result of termination of awards under the Existing Plans; provided, that such shares will not be available for issuance of ISOs.

        (b)    ISO Shares; Adjustments to Maximum Available Shares.    The maximum number of shares of Stock deliverable upon the exercise of ISOs is 12,500,000. Shares of Stock that are subject to Awards that have been terminated, cancelled or forfeited upon termination of Employment under Section 6(a)(4) without becoming exercisable shall be available again for future grant under the Plan. The number of shares of Stock delivered in satisfaction of Awards shall be determined net of shares of Stock withheld by the Company in payment of the exercise price of the Award, if applicable, or in satisfaction of tax withholding requirements with respect to the Award, and, for the avoidance of doubt, without including any shares of Stock underlying Awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest. The limits set forth in this Section 4(b) shall be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition shall not reduce the number of shares available for delivery upon the exercise of Awards under the Plan.

        (c)    Type of Shares.    Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

        (d)    Section 162(m) Limits.    The maximum number of shares of Stock for which Stock Options may be granted to any person in a calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will each be 3,000,000. The maximum number of shares subject to Performance Awards granted to any person in any calendar year will be 3,000,000 shares. The maximum amount payable to any person in any year under Cash Awards will be $10,000,000. The foregoing provision will be construed in a manner consistent with Section 162(m).

5.     ELIGIBILITY AND PARTICIPATION

        The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company and its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates; provided, that, subject to such express exceptions, if any, as the Administrator may establish, eligibility shall be further limited to those persons as to whom the use of a Form S-8 registration statement is permissible. Eligibility for ISOs is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code. Eligibility for Awards other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Award to the Company or to a subsidiary of the Company that would be described in the first sentence of Treas. Regs. §1.409A-1(b)(5)(iii)(E).

6.     RULES APPLICABLE TO AWARDS

        (a)    All Awards

          (1)    Award Provisions.    The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

          (2)    Term of Plan.    No Awards may be made after the date that is one day before the 10th anniversary of the Effective Date, but previously granted Awards may continue beyond that date in accordance with their terms.

          (3)    Transferability.    Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards that are not ISOs may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards requiring exercise that are not ISOs) may be exercised only by the Participant. The Administrator may permit Awards that are not ISOs, but not Awards that are ISOs, to be transferred by gift, subject to such limitations as the Administrator may impose.

          (4)    Vesting, etc.    The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply:

          (A)  Immediately upon the cessation of the Participant's Employment, each Award requiring exercise that is then held by the Participant or by the Participant's permitted transferees, if any, will cease to be exercisable and will terminate, except to the extent otherwise provided in (B),

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  (C) or (D) below, all other Awards that are then held by the Participant or by the Participant's permitted transferees, if any, to the extent not already vested will be forfeited.

          (B)  Subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of 90 days or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate;

          (C)  All Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the Participant's death or total and permanent disability (as determined by the Administrator in its sole discretion), to the extent then exercisable, will remain exercisable for the lesser of (i) a period of 180 days or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate; and

          (D)  All Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment is for Cause.

          (E)  Each Restricted Stock and Restricted Stock Unit (other than those Restricted Stock and Restricted Stock Unit which may only be settled in cash) granted under the Plan shall vest in accordance with a schedule that does not permit such Award to vest in full prior to the third anniversary of the date of grant of the Award, provided that, not withstanding the foregoing, the Administrator may, in its discretion to (i) accelerate the vesting of an Award in the event of the Participant's death or total and permanent disability (as determined by the Administrator in its sole discretion), (ii) accelerate the vesting of an Award in the event of the Participant's retirement, (iii) accelerate the vesting of an Award in the event of a Covered Transaction (in accordance with Section 7 below), (iv) accelerate the vesting of Awards in an amount equal to 10% of the number of Shares available for issuance under the Plan, or (v) establish a shorter performance-based vesting schedule in accordance with the provisions applicable to Performance Awards (but not less than one year).

          (5)    Competitive Activity.    Except as otherwise provided by the Administrator, all unexercised Stock Options and SARs will terminate immediately upon in the event the Administrator determines that the Participant is (i) not in compliance with any non-competition or non-solicitation or non-disclosure agreement with the Company, or (ii) if no such agreement exists, engages in Competitive Activity, within twelve (12) months following the Participant's cessation of Employment.

          (6)    Taxes.    The delivery, vesting or retention of Stock under an Award is conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will make such provision for the withholding and payment of taxes as it deems necessary. Such taxes shall be remitted to the Company by cash or check acceptable to the Administrator or by other means acceptable to the Administrator. In particular, but not in limitation of the foregoing, the Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

          (7)    Dividend Equivalents, Etc.    The Administrator may in its sole discretion provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award requiring exercise whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award; provided that no

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  such payments will be made with respect to Awards requiring exercise that are not exerciseable. Any payment of dividend equivalents or similar payments shall be established and administered consistent either with exemption from, or in compliance with, the requirements of Section 409A. A Participant holding an unvested Award of Restricted Stock or an unvested Performance Award shall not be entitled to receive dividends or other distributions paid with respect to such Restricted Stock or Performance Award and no such dividends or other distributions shall be paid to any Participant with respect to such unvested Restricted Stock or Performance Award, as applicable; provided that the Administrator may in its discretion provide that a Participant holding an unvested Award of Restricted Stock or an unvested Performance Award shall be entitled to receive dividends or other distributions paid with respect to such Restricted Stock or Performance Award at such time that the vesting conditions on such Award are thereafter satisfied (and shall be subject to cancellation or forfeiture to the same extent as the underlying Award in the event the conditions of vesting are not thereafter satisfied). Any amounts payable in respect of vested Restricted Stock or Restricted Stock Units may be subject to such limits or restrictions as the Administrator may impose.

          (8)    Rights Limited.    Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

          (9)    Section 162(m).    This Section 6(a)(9) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(9) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will pre-establish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been attained and such determination will be final and conclusive. No Performance Award to which this Section 6(a)(9) applies may be granted after the first meeting of the stockholders of the Company held in 2016 until the listed performance measures set forth in the definition of "Performance Criteria" (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

          (10)    Coordination with Other Plans.    Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered shall be treated as awarded under the Plan (and shall reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Stock or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan shall be applied to the Plan as necessary (as determined by

4

  the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.

          (11)    Section 409A.    Each Award shall contain such terms as the Administrator determines, and shall be construed and administered, such that the Award either (i) qualifies for an exemption from the requirements of Section 409A to the extent applicable, or (ii) satisfies such requirements.

          (12)    Certain Requirements of Corporate Law.    Awards shall be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

        (b)    Awards Requiring Exercise.

          (1)    Time And Manner Of Exercise.    Unless the Administrator expressly provides otherwise, an Award requiring exercise will not be deemed to have been exercised until the Administrator (or the Administrator's designee) receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

          (2)    Exercise Price.    The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the Fair Market Value of the Stock subject to the Award, determined as of the date of grant, or such other amount as the Administrator may determine in connection with the grant. No such Award, once granted, (i) may be repriced, (ii) exchanged for another Award with a different exercise price or (iii) exchanged for cash, in each case other than in accordance with the terms of Section 7 below or with stockholder approval. Fair Market Value shall be determined by the Administrator consistent with the applicable requirements of Section 422 and Section 409A.

          (3)    Payment Of Exercise Price.    Where the exercise of an Award is to be accompanied by payment, payment of the exercise price shall be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of unrestricted shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a Fair Market Value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) through the withholding of shares of Stock otherwise to be delivered upon exercise of the Award whose Fair Market Value is equal to the aggregate exercise price of the Award being exercised, (iv) by other means acceptable to the Administrator, or (v) by any combination of the foregoing permissible forms of payment. No Award requiring exercise or portion thereof may be exercised unless, at the time of exercise, the Fair Market Value of the shares of Stock subject to such Award or portion thereof exceeds the exercise price for the Award or such portion. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

          (4)    Maximum Term.    Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of grant (five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422) from the date of grant.

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7.     EFFECT OF CERTAIN TRANSACTIONS

        (a)    Mergers, etc.    Except as otherwise provided in an Award, the Administrator shall, in its sole discretion, determine the effect of a Covered Transaction on Awards, which determination may include, but is not limited to, taking the following actions:

          (1)    Assumption or Substitution.    If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption or continuation of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

          (2)    Cash-Out of Awards.    If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), then subject to Section 7(a)(5) below the Administrator may provide for payment (a "cash-out"), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the Fair Market Value of one share of Stock times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, that the Administrator shall not exercise its discretion under this Section 7(a)(2) with respect to an Award or portion thereof providing for "nonqualified deferred compensation" subject to Section 409A in a manner that would constitute an extension or acceleration of, or other change in, payment terms if such change would be inconsistent with the applicable requirements of Section 409A.

          (3)    Acceleration of Certain Awards.    If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, substitution or cash-out, then subject to Section 7(a)(5) below the Administrator may provide that each Award will, prior to the consummation of the Covered Transaction, become fully exercisable and the delivery of any shares of Stock remaining deliverable under each outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction; provided, that to the extent acceleration pursuant to this Section 7(a)(3) of an Award subject to Section 409A would cause the Award to fail to satisfy the requirements of Section 409A, the Award shall not be accelerated and the Administrator in lieu thereof shall take such steps as are necessary to ensure that payment of the Award is made in a medium other than Stock and on terms that as nearly as possible, but taking into account adjustments required or permitted by this Section 7, replicate the prior terms of the Award.

          (4)    Termination of Awards Upon Consummation of Covered Transaction.    Each Award will terminate upon consummation of the Covered Transaction, other than the following: (i) Awards assumed pursuant to Section 7(a)(1) above; (ii) Awards converted pursuant to the proviso in Section 7(a)(3) above into an ongoing right to receive payment other than Stock, and (iii) outstanding shares of Restricted Stock (which will be treated in the same manner as other shares of Stock, subject to Section 7(a)(5) below).

          (5)    Additional Limitations.    Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For

6

  purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or the acceleration of exercisability of an Award under Section 7(a)(3) above shall not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

        (b)    Changes in and Distributions With Respect to Stock

          (1)    Basic Adjustment Provisions.    In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Administrator shall make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to maximum share limits described in Section 4(b) and Section 4(d), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

          (2)    Certain Other Adjustments.    The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422 and the requirements of Section 409A and for the performance-based compensation rules of Section 162(m), where applicable.

          (3)    Continuing Application of Plan Terms.    References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.     LEGAL CONDITIONS ON DELIVERY OF STOCK

        The Company will use commercially reasonable efforts to satisfy applicable legal requirements for the issuance of shares of Stock pursuant to the exercise of any Award. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.     AMENDMENT AND TERMINATION

        The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the

7

Administrator may not, without the Participant's consent, alter the terms of a Award so as to affect materially and adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted. Any amendments to the Plan shall be conditioned upon stockholder approval to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

10.   OTHER COMPENSATION ARRANGEMENTS

        The existence of the Plan or the grant of any Award will not in any way affect the Company's right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.   MISCELLANEOUS

        (a)    Waiver of Jury Trial.    By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

        (b)    Limitation of Liability.    Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, shall be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award; provided, that nothing in this Section 11(b) shall limit the ability of the Administrator or the Company, in its discretion, to provide by separate express written agreement with a Participant for a gross-up payment or other payment in connection with any such acceleration of income or additional tax.

        (c)    Rule 16b-3.    During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of any Awards granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by law and deemed advisable by the Administrator, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

12.   ESTABLISHMENT OF SUB-PLANS

        The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator's discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company

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shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

13.   GOVERNING LAW

        Except as otherwise provided by the express terms of an Award agreement or under a sub-plan described in Section 12, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of our based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

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EXHIBIT A

Definition of Terms

        The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

        "Administrator":    The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term "Administrator" shall include the person or persons so delegated to the extent of such delegation.

        "Affiliate":    Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code, except that in determining eligibility for the grant of an Award by reason of service for an Affiliate, Sections 414(b) and 414(c) of the Code shall be applied by substituting "at least 50%" for "at least 80%" under Section 1563(a)(1), (2) and (3) of the Code and Treas. Regs. § 1.414(c)-2; provided, that to the extent permitted under Section 409A, "at least 20%" shall be used in lieu of "at least 50%"; and further provided, that the lower ownership threshold described in this definition (50% or 20% as the case may be) shall apply only if the same definition of affiliation is used consistently with respect to all compensatory stock options or stock awards (whether under the Plan or another plan). The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply but any such change shall not be effective for twelve (12) months.

        "Award":    Any or a combination of the following:

          (i)  Stock Options.

         (ii)  SARs.

        (iii)  Restricted Stock

        (iv)  Unrestricted Stock.

         (v)  Stock Units, including Restricted Stock Units.

        (vi)  Performance Awards.

  (vii)
  Cash Awards.

  (viii)
  Awards (other than Awards described in (i) through (vi) above) that are convertible into or otherwise based on Stock.

        "Board":    The Board of Directors of the Company.

        "Cash Award":    An Award denominated in cash.

        "Cause":    In the case of any Participant, unless a defined term "cause" is set forth in a Participant's Award or employment agreement in which case such definition shall govern, a termination by the Company or an affiliate of the Participant's Employment or a termination by the Participant of the Participant's Employment, in either case following the occurrence of any of the following events: (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its

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Affiliates or any of their customers or suppliers, (ii) repeatedly reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs in the workplace or other repeated conduct causing the Company or any of its Affiliates substantial public disgrace or disrepute or substantial economic harm, (iii) substantial and repeated failure to perform duties as reasonably directed by the Participant's supervisor, (iv) any act or omission aiding or abetting a supplier or customer of the Company or any of its Affiliates to the material disadvantage or detriment of the Company and its Affiliates, (v) breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or any of its Affiliates or (vi) any other material breach of the Participant's employment agreement, if any, which is not cured to the Company's reasonable satisfaction within fifteen (15) days after written notice to the Participant.

        "Code":    The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

        "Company":    GT Solar International, Inc.

        "Compensation Committee":    The compensation committee of the Board or the Board if the compensation committee ceases to exist and the Board does not appoint a successor committee.

        "Competitive Activity":    engaging, directly or indirectly, alone or as principal, agent, employee, employer, consultant, investor, partner or manager, or providing advisory or other services to, or owning any stock or any other ownership interest in, or making any financial investment in any business (or entity) that engages in any business in which the Company and its subsidiaries are engaged, or that provides any material products and/or services that the Company or its subsidiaries were actively developing or designing (provided that where such Competitive Activity occurs following termination of Employment, the Competitive Activity shall be determined at the date of termination); provided, that the foregoing shall not restrict the Participant from owning less than two percent (2%) of the outstanding securities of any class of securities listed on a national exchange or inter-dealer quotation system.

        "Covered Transaction":    Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of a majority of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, in each case by other than an Affiliate (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction will be deemed to have occurred upon consummation of the tender offer.

        "Effective Date":    [    •    ], 2011.

        "Employee":    Any person who has an Employment relationship with the Company or an Affiliate.

        "Employment":    A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or an Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing, in construing the provisions of any Award relating to the payment of "nonqualified deferred compensation" (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative

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terms shall be construed to require a "separation from service" (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single "service recipient" with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a "separation from service" has occurred. Any such written election shall be deemed a part of the Plan.

        "Exchange Act":    The Securities Exchange Act of 1934, as from time to time amended and in effect, or any successor statute as from time to time in effect.

        "Existing Plans":    The GT Solar International, Inc. 2008 Equity Incentive Plan and the Second Amended and Restated GT Solar International, Inc. 2006 Stock Option Plan;

        "Fair Market Value":    Except as otherwise specified in a particular Award, (a) while the Stock is readily traded on an established national or regional securities exchange, the closing transaction price of such Stock as reported by the principal exchange on which such Stock is traded on the date as of which such value is being determined or, if there were no reported transactions for such date, the opening transaction price as reported by exchange for the first trading date following the date by which such value is being determined on the next preceding date for which a transaction was reported, (b) if the Stock is not readily traded on an established national or regional securities exchange, the average of the bid and ask prices for such Stock on the date as of which such value is being determined, where quoted for such Stock, or (c) if Fair Market Value cannot be determined under clause (a) or clause (b) above, or if the Administrator determines in its sole discretion that the Stock is too thinly traded for Fair Market Value to be determined pursuant to clause (a) or clause (b), the value as determined by the Administrator, in its sole discretion, on a good faith basis.

        "ISO":    A Stock Option intended to be an "incentive stock option" within the meaning of Section 422. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

        "Participant":    A person who is granted an Award under the Plan.

        "Performance Award":    An Award subject to Performance Criteria. The Compensation Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

        "Performance Criteria":    Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues or revenue growth; assets; expenses; earnings, operating income (or a metric based thereon), including without limitation income or profits before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; financial returns (including, without limitation, return on equity, investment, capital or assets); returns relative to peers; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; cost reduction targets; stock price; stockholder return; sales of particular products or services; bookings; customer acquisition, retention, satisfaction or growth; employee satisfaction;

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acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; or such other criteria as the Administrator may determine. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Administrator may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; and effects of divestitures. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

        "Plan":    The GT Solar International, Inc. 2011 Equity Incentive Plan as from time to time amended and in effect.

        "Restricted Stock":    Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

        "Restricted Stock Unit":    A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

        "SAR":    A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

        "Section 162(m)":    Section 162(m) of the Code.

        "Section 409A":    Section 409A of the Code.

        "Section 422":    Section 422 of the Code.

        "Stock":    Common stock of the Company, par value $0.01 per share.

        "Stock Option":    An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

        "Stock Unit":    An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

        "Unrestricted Stock":    Stock not subject to any restrictions under the terms of the Award.

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We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the Annual Meeting date. Please mark your votes as indicated in this example X INTERNET http://www.proxyvoting.com/solr Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE WO# 00642-1 NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. OR THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH NOMINEE LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND “1 YEAR” ON PROPOSAL 5. 3. Approval of the GT Solar International, Inc. 2011 Equity Incentive Plan. 4. Approval of the advisory vote on executive officer compensation. FOR AGAINST ABSTAIN 2. Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2012. 5. The frequency of holding an advisory vote on executive compensation. Transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof. 2 YEARS 1 YEAR ABSTAIN 3 YEARS FOLD AND DETACH HERE 1. ELECTION OF DIRECTORS Nominees: FOR ALL WITHOLD FOR ALL FOR ALL EXCEPT INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “For All Except” box above and write that nominee's name(s) in the space provided below. _____________________________________________________________ 01 J. Michal Conaway 02 Ernest L. Godshalk 03 Thomas Gutierrez 04 Matthew E. Massengill 05 Mary Petrovich 06 Robert E. Switz 07 Noel G. Watson

FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 You can now access your GT Solar International, Inc. account online. Access your GT Solar International, Inc. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for GT Solar International, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. WO# 00642-1 (Continued and to be marked, dated and signed, on the other side) PROXY GT SOLAR INTERNATIONAL, INC. Annual Meeting of Stockholders – August 24, 2011 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Thomas Gutierrez, Richard Gaynor and Hoil Kim, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys- in-fact and hereby authorizes them to represent and vote all the shares of GT Solar International, Inc. Common Stock which the undersigned is entitled to vote as provided on the other side of this proxy card and, in their discretion, upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held August 24, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders to be held on August 24, 2011. The Proxy Statement and the 2011 Annual Report are available at: http://investor.gtsolar.com